UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06520

MANAGERS TRUST I

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: OCTOBER 31

Date of reporting period: NOVEMBER 1, 2011 – OCTOBER 31, 2012

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers AMG

October 31, 2012

FQ Tax-Managed U.S. Equity Fund

FQ U.S. Equity Fund

FQ Global Alternatives Fund

FQ Global Essentials Fund

AR014-1012

Managers AMG FQ Funds

Annual Report – October 31, 2012

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	4

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers AMG FQ Tax-Managed U.S. Equity Fund	5

Managers AMG FQ U.S. Equity Fund	11

Managers AMG FQ Global Alternatives Fund	17

Managers AMG FQ Global Essentials Fund	20

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	23

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	31
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	33
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	34
Detail of changes in assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	36
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	44
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	54

TRUSTEES AND OFFICERS	55

ANNUAL RENEWAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS	56

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. We believe investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which we believe gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”) is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary firms also benefits from our activities to monitor the investment, compliance, and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results of the Funds. Following this letter, we also provide the Portfolio Managers’ discussion of their investment management approach, performance results, and market outlook.

Both global equities and bonds posted solid gains for the prior 12 months, once again, despite significant macroeconomic headwinds. Markets continued to follow a “risk on, risk off” pattern throughout the year with sharp turns driven by investor confidence, or lack thereof, in the ability of fiscal and monetary measures to spark sluggish growth higher. Despite the solid returns generated by equities, investors continued to flee these assets for the safety of fixed income assets even with yields hovering at record lows. Despite compelling valuations and equities continuing to reach new multi-year highs, investors confidence remains shaken after the great recession and they are putting a premium price on safety and the ability to return, as opposed to grow, capital.

Against this backdrop, for the one-year period ended October 31, 2012, the Managers AMG FQ U.S. Equity Fund (“U.S. Equity Fund”) returned 11.50% and the Managers AMG FQ Tax-Managed U.S. Equity Fund (“Tax-Managed Fund”) returned 12.77%, compared to 14.75% for the benchmark Russell 3000® Index. The Managers AMG FQ Global Alternatives Fund (“Global Alternatives Fund”) returned -1.40% for the one-year period ended October 31, 2012, compared to a return of 0.04% for its benchmark, the Citigroup 1-Month U.S. Treasury Bill. Finally, the Managers AMG FQ Global Essentials Fund (“Global Essentials Fund”) returned 8.75% for its Investor Class, compared with 7.44% for its benchmark, which consists of 60% of the return of MSCI World (hedged) Index and 40% of the return of the Citigroup World Government Bond (hedged) Index for this same one-year period. Performance stated above is for each Fund’s Class A Shares at Net Asset Value unless otherwise stated. Other share classes would have experienced different results.

1

Letter to Shareholders (continued)

Periods Ended 10/31/2012	Six Months	One Year	Three Years	Five Years	Ten Years	Inception Date
Managers AMG FQ Tax-Managed U.S. Equity Fund
Class A (No Load)	0.00%	12.77%	15.40%	(1.38)%	—	03/01/2006
Class C (No Load)	(0.40)%	11.92%	14.54%	(2.11)%	—	03/01/2006
Institutional Class	0.07%	13.00%	15.69%	(1.22)%	7.66%	12/18/2000
Russell 3000® Index	1.78%	14.75%	13.58%	0.59%	7.47%	12/18/2000	†
Managers AMG FQ U.S. Equity Fund
Class A (No Load)	(0.39)%	11.50%	12.90%	(0.83)%	—	3/1/2006
Class C (No Load)	(0.69)%	10.67%	12.09%	(1.55)%	—	3/1/2006
Institutional Class	(0.26)%	11.78%	13.19%	(0.54)%	7.33%	8/14/1992
Russell 3000® Index	1.78%	14.75%	13.58%	0.59%	7.47%	08/14/1992	†
Managers AMG FQ Global Alternatives Fund
Class A (No Load)	0.11%	(1.40)%	(2.72)%	(0.01)%	—	3/30/2006
Class C (No Load)	(0.23)%	(2.00)%	(3.28)%	(0.66)%	—	3/30/2006
Service Class	0.22%	(1.18)%	—	—	—	1/1/2010
Institutional Class	0.32%	(1.07)%	—	—	—	1/1/2010
Citigroup 1-Month U.S. Treasury Bill Index	0.03%	0.04%	0.08%	0.46%	—	3/30/2006	†
Managers AMG FQ Global Essentials Fund
Investor Class	2.77%	8.75%	—	—	—	1/1/2010
Service Class	3.07%	9.11%	—	—	—	1/1/2010
Institutional Class	3.14%	9.29%	10.06%	(0.43)%	6.38%	11/18/1988
60% MSCI World (hedged) Index & 40% Citigroup World Government Bond (hedged) Index	1.83%	7.44%	5.21%	(0.72)%	4.39%	11/18/1988	†

For the 12 months ended October 31, 2012, the Managers AMG FQ U.S. Equity Fund (Class A shares at NAV) returned 11.50%, compared with 14.75% for its benchmark, the Russell 3000® Index. For the 12 months ended October 31, 2011, the Managers AMG FQ Tax-Managed U.S. Equity Fund (Class A shares at NAV) returned 12.77%, compared with 14.75% for its benchmark, the Russell 3000® Index. The underperformance for the Managers AMG FQ U.S. Equity Fund was primarily driven by the Fund’s protection strategy which, as expected, detracted from performance as equity markets generally moved upward during this period. The underperformance for the Managers AMG FQ Tax-Managed U.S. Equity Fund was primarily driven by stock selection weakness with the consumer discretionary and health care sectors.

For the 12 months ended October 31, 2012, the Managers AMG FQ Global Alternatives Fund (Class A Shares at NAV) returned -1.40% while its benchmark, the Citigroup 1-Month Treasury Bill, returned 0.04%. During this period, the Managers AMG FQ Global Alternatives Fund’s disappointing performance was primarily driven by the asset class selection strategy, particularly during the second quarter of 2012, when the Fund’s long to global equities detracted value as markets fell sharply amid global recession fears. The Fund did, however, rally towards the end of the fiscal year driven by solid outperformance from all four of its strategies.

For the 12 months ended October 31, 2012, the Managers AMG FQ Global Essentials Fund (Investor Class Shares at NAV) returned 8.75% while the benchmark, which consists of 60% of the return of MSCI World (hedged) Index and 40% of the return of the Citigroup World Government Bond (hedged) Index, returned 7.44% during this period. The Managers AMG FQ Global Essentials Fund’s solid absolute performance throughout the year was driven by all three of the Fund’s primary exposures- equities, fixed income, and ‘hard assets’ (commodities and TIPS) as the diversification benefits of the assets within the Fund were evident throughout the year.

2

Letter to Shareholders (continued)

The following report covers the one-year period ended October 31, 2012. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

Keitha Kinne

Managing Partner

Managers Investment Group LLC

3

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2012	Expense Ratio for the Period	Beginning Account Value 5/01/2012	Ending Account Value 10/31/2012	Expenses Paid During the Period*
Managers AMG FQ Tax-Managed U.S. Equity Fund
Class A Shares
Based on Actual Fund Return	1.24%	$1,000	$1,000	$6.23
Hypothetical (5% return before expenses)	1.24%	$1,000	$1,019	$6.29
Class C Shares
Based on Actual Fund Return	1.99%	$1,000	$996	$9.98
Hypothetical (5% return before expenses)	1.99%	$1,000	$1,015	$10.08
Institutional Class Shares
Based on Actual Fund Return	0.99%	$1,000	$1,001	$4.98
Hypothetical (5% return before expenses)	0.99%	$1,000	$1,020	$5.03
Managers AMG FQ U.S. Equity Fund
Class A Shares
Based on Actual Fund Return	1.04%	$1,000	$996	$5.22
Hypothetical (5% return before expenses)	1.04%	$1,000	$1,020	$5.28
Class C Shares
Based on Actual Fund Return	1.79%	$1,000	$993	$8.97
Hypothetical (5% return before expenses)	1.79%	$1,000	$1,016	$9.07
Institutional Class Shares
Based on Actual Fund Return	0.79%	$1,000	$997	$3.97
Hypothetical (5% return before expenses)	0.79%	$1,000	$1,021	$4.01
Managers AMG FQ Global Alternatives Fund
Class A Shares
Based on Actual Fund Return	1.91%	$1,000	$1,001	$9.61
Hypothetical (5% return before expenses)	1.91%	$1,000	$1,016	$9.68
Class C Shares
Based on Actual Fund Return	2.46%	$1,000	$998	$12.35
Hypothetical (5% return before expenses)	2.46%	$1,000	$1,013	$12.45
Service Class Shares
Based on Actual Fund Return	1.58%	$1,000	$1,002	$7.95
Hypothetical (5% return before expenses)	1.58%	$1,000	$1,017	$8.01
Institutional Class Shares
Based on Actual Fund Return	1.46%	$1,000	$1,003	$7.35
Hypothetical (5% return before expenses)	1.46%	$1,000	$1,017	$7.40
Managers AMG FQ Global Essentials Fund
Investor Class Shares
Based on Actual Fund Return	1.41%	$1,000	$1,028	$7.19
Hypothetical (5% return before expenses)	1.41%	$1,000	$1,018	$7.15
Service Class Shares
Based on Actual Fund Return	0.87%	$1,000	$1,031	$4.44
Hypothetical (5% return before expenses)	0.87%	$1,000	$1,021	$4.42
Institutional Class Shares
Based on Actual Fund Return	0.90%	$1,000	$1,031	$4.59
Hypothetical (5% return before expenses)	0.90%	$1,000	$1,021	$4.57

*   Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

4

Managers AMG FQ Tax-Managed U.S. Equity Fund

Investment Manager’s Comments

THE YEAR IN REVIEW

For the fiscal year ended October 31, 2012, the Managers AMG FQ Tax-Managed U.S. Equity Fund (Class A Shares at NAV) returned 12.77%, compared to 14.75% for its benchmark, the Russell 3000® Index. Please refer to the table on page 6 for returns for various classes of shares.

U.S. equities continued their multi-year rally over the prior fiscal year despite considerable investor concerns about the prospects for another recession particularly towards the end of the year as the so-called fiscal cliff quickly approached. Similar to the prior year, U.S. equities followed a “risk on, risk off” pattern throughout the year with sharp turns driven by investor confidence, or lack thereof, in the ability of fiscal and monetary measures to spark sluggish growth higher. Despite the solid returns generated by equities, investors continued to flee these assets for the safety of fixed income assets even with yields hovering at record lows. Despite compelling valuations and equities continuing to reach new multi-year highs, investors confidence remains shaken after the great recession and they are still putting a premium price on safety and the ability to return, as opposed to grow, capital. For the entire one-year period ended October 31, 2012, U.S. large-cap stocks performed broadly in line with their smaller-cap brethren with the Russell 1000® (large cap), Russell 2000® (small cap), Russell 3000® (all cap), and the Russell Microcap® Indices returning 15.0%, 14.8%, 14.8%, and 16.5%, respectively.

The Fund delivered positive absolute returns for the prior fiscal year but trailed the benchmark during this time. Stock selection yielded mixed results throughout the year with the biggest detractors holdings within the consumer discretionary and health care sectors. Holdings within the consumer staples and energy sectors did, however, add to the Fund’s absolute and relative performance. Meanwhile sector positioning relative to the benchmark was close to neutral throughout the year consistent with the Fund’s investment process and, therefore, failed to add or detract significant value. A modest overweight to holdings within the information technology sector did, however, detract from performance. Exposure to top-down factors offered mixed results relative to the benchmark throughout the year as well.

The Fund’s subadvisor, First Quadrant L.P. (“First Quadrant”) maintains a slight tilt towards value stocks as of the end of the fiscal year. The Fund had been favoring growth to a moderate degree earlier in the year but a reduction in market uncertainty during June, as measured by the VIX, a measure of the implied volatility of the S&P 500, contributed to the Fund adopting more of a value orientation. The Fund maintains relatively neutral exposure to the benchmark from a capitalization as of the end of the fiscal year after alternating between modest large and small earlier in the year. The largest industry overweight is to IT services and consumer finances, driven by high momentum and high return on invested capital for these industries. Meanwhile the Fund maintains a significant underweight to the Biotechnology sector as a result of poor accounting quality (high accruals/assets) and high long-term growth estimates for the sector. As a tax advantaged strategy, the Portfolio is managed to seek positive pre-tax and after-tax alpha. For this reason, First Quadrant employs tax-aware optimization which uses losses to offset gains as the Portfolio is repositioned. Currently most of the Portfolio is locked up in gains, however, the Fund continues to maintain a large tax loss carry-forward, all of which will expire in 2017.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers AMG FQ Tax-Managed U.S. Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This chart compares a hypothetical $10,000 investment made in the Institutional Class Shares of the Fund on October 31, 2002 with a $10,000 investment made in the Russell 3000® Index for the same time period. Performance for periods longer than one year is annualized. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

5

Managers AMG FQ Tax-Managed U.S. Equity Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers AMG FQ Tax-Managed U.S. Equity Fund and Russell 3000® Index for the same time periods ended October 31, 2012.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers AMG FQ Tax-Managed U.S. Equity Fund[2,3,4]
No Load Before Tax:
Class A*	12.77%	(1.38)%	—	2.78%	03/01/06
Class C*	11.92%	(2.11)%	—	2.01%	03/01/06
Institutional Class	13.00%	(1.22)%	7.66%	4.15%	12/18/00
Russell 3000® Index[5]	14.75%	0.59%	7.47%	3.04%	12/18/00	†
No Load After Tax on Distributions:[6]
Class A*	12.77%	(1.43)%	—	2.74%	03/01/06
Class C*	11.92%	(2.11)%	—	2.00%	03/01/06
Institutional Class	12.96%	(1.32)%	7.55%	4.05%	12/18/00
No Load After Tax on Distribution & Sale of Shares:[6]
Class A*	8.30%	(1.19)%	—	2.38%	03/01/06
Class C*	7.75%	(1.78)%	—	1.72%	03/01/06
Institutional Class	8.45%	(1.07)%	6.73%	3.59%	12/18/00
With Load Before Tax:
Class A*	6.29%	(2.54)%	—	1.88%	03/01/06
Class C*	10.92%	(2.11)%	—	2.01%	03/01/06
With Load After Tax on Distribution:[6]
Class A*	6.29%	(2.59)%	—	1.84%	03/01/06
Class C*	10.92%	(2.11)%	—	2.00%	03/01/06
With Load After Tax on Distribution & Sale of Shares:[6]
Class A*	4.09%	(2.16)%	—	1.60%	03/01/06
Class C*	7.10%	(1.78)%	—	1.72%	03/01/06

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 5.75% on Class A, as well as the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

*        Class A and Class C shares commenced operations on March 1, 2006.

†       Date reflects the inception date of the Fund’s Institutional Class shares, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2012. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

6

Managers AMG FQ Tax-Managed U.S. Equity Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

[3]

The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small and medium capitalization companies) when stocks of large-capitalization companies are out of favor. Although the Fund is managed to minimize taxable distributions, it may not be able to avoid taxable distributions.

[4]	Class C shares convert to an equal dollar value of Class A shares at the end of the tenth year after purchase.
[5]

The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents approximately 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment, and does not incur expenses.

[6]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Not FDIC insured, nor bank guaranteed. May lose value.

7

Managers AMG FQ Tax-Managed U.S. Equity Fund

Fund Snapshots

October 31, 2012

Portfolio Breakdown (unaudited)

Industry	Managers AMG FQ Tax-Managed U.S. Equity Fund**	Russell 3000® Index
Information Technology	23.0%	18.2%
Financials	13.5%	16.5%
Consumer Discretionary	12.8%	12.3%
Health Care	12.4%	11.9%
Energy	12.0%	10.1%
Consumer Staples	9.2%	9.5%
Industrials	8.5%	11.0%
Materials	4.0%	4.0%
Utilities	2.0%	3.7%
Telecommunication Services	1.9%	2.8%
Other Assets and Liabilities	0.7%	0.0%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Apple, Inc.*	4.1%
Chevron Corp.*	3.4
International Business Machines Corp.*	3.3
Exxon Mobil Corp.*	3.1
Philip Morris International, Inc.*	2.5
DIRECTV, Class A*	2.2
Berkshire Hathaway, Inc., Class B*	2.1
Visa, Inc., Class A	1.9
Dillard’s, Inc., Class A	1.8
UnitedHealth Group, Inc.	1.8

Top Ten as a Group	26.2%

*	Top Ten Holding at April 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

8

Managers AMG FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments

October 31, 2012

	Shares	Value

Common Stocks - 99.3%
Consumer Discretionary - 12.8%
1-800-Flowers.com, Inc., Class A*	7,700	$27,951
Bed Bath & Beyond, Inc.*	6,400	369,152
Chico’s FAS, Inc.	6,500	120,900
Coinstar, Inc.*,1	4,500	211,230
Dillard’s, Inc., Class A	10,100	777,700
DIRECTV*	18,100	925,091
Discovery Communications, Inc., Class A*	1,400	82,628
DISH Network Corp., Class A	11,100	395,493
Harman International Industries, Inc.	10,100	423,493
Liberty Global, Inc., Class A*	8,300	498,249
LIN TV Corp., Class A*	31,800	178,398
Macy’s, Inc.	7,500	285,525
Nexstar Broadcasting Group, Inc., Class A*	11,100	120,657
Ross Stores, Inc.	6,900	420,555
Target Corp.	2,000	127,500
TJX Cos., Inc.	12,100	503,723
Total Consumer Discretionary		5,468,245

Consumer Staples - 9.2%
Andersons, Inc., The	3,900	153,192
Constellation Brands, Inc., Class A*	9,000	318,060
CVS Caremark Corp.	4,800	222,720
Kroger Co., The	21,100	532,142
Philip Morris International, Inc.	12,000	1,062,720
Procter & Gamble Co., The	3,400	235,416
Smithfield Foods, Inc.*	5,400	110,538
Susser Holdings Corp.*	6,300	226,422
Tyson Foods, Inc., Class A	10,200	171,462
Wal-Mart Stores, Inc.	7,400	555,148
Whole Foods Market, Inc.	3,600	341,028
Total Consumer Staples		3,928,848

Energy - 12.0%
Apache Corp.	3,500	289,625
Chevron Corp.	13,200	1,454,772
ConocoPhillips	11,000	636,350
CVR Energy, Inc.*	11,700	429,975
Exxon Mobil Corp.	14,800	1,349,316
Marathon Petroleum Corp.	4,700	258,171
Occidental Petroleum Corp.	4,000	315,840
Phillips 66	4,600	216,936
Tesoro Corp.	4,900	184,779
Total Energy		5,135,764

	Shares	Value

Financials - 13.5%
American Financial Group, Inc.	1,800	$69,840
American Safety Insurance Holdings, Ltd.*	1,400	23,604
American Tower Corp.	800	60,232
Arch Capital Group, Ltd.*	13,200	582,780
Berkshire Hathaway, Inc., Class A*	1	129,505
Berkshire Hathaway, Inc., Class B*	10,287	888,282
CapitalSource, Inc.	57,700	456,407
Chubb Corp., The	2,200	169,356
Citigroup, Inc.	3,600	134,604
Discover Financial Services	10,500	430,500
FBL Financial Group, Inc., Class A	2,600	88,738
FelCor Lodging Trust, Inc.*	7,200	31,680
First Citizens BancShares, Inc., Class A	1,400	236,250
Franklin Resources, Inc.	600	76,680
JPMorgan Chase & Co.	10,400	433,472
KeyCorp	25,800	217,236
Pacific Capital Bancorp*	800	36,728
PNC Financial Services Group, Inc.	8,400	488,796
Sterling Financial Corp.	16,500	350,790
SunTrust Banks, Inc.	15,800	429,760
World Acceptance Corp.*	6,500	433,940
Total Financials		5,769,180

Health Care - 12.4%
Aetna, Inc.	1,100	48,070
AmerisourceBergen Corp.	4,400	173,536
Anika Therapeutics, Inc.*	9,100	102,011
Atrion Corp.	200	40,648
Biogen Idec, Inc.*	5,400	746,388
CareFusion Corp.*	16,700	443,552
Express Scripts Holding Co.*	7,800	480,012
Humana, Inc.	7,100	527,317
Johnson & Johnson	3,200	226,624
McKesson Corp.	5,200	485,212
Medicis Pharmaceutical Corp., Class A	6,400	277,824
Pfizer, Inc.	5,200	129,324
Sciclone Pharmaceuticals, Inc.*	94,800	522,348
UnitedHealth Group, Inc.	13,800	772,800
Warner Chilcott PLC, Class A	28,600	331,188
Total Health Care		5,306,854

Industrials - 8.5%
Alaska Air Group, Inc.*	12,500	478,000
Amerco, Inc.	800	92,432
Cummins, Inc.	3,100	290,098

The accompanying notes are an integral part of these financial statements.

9

Managers AMG FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Industrials - 8.5% (continued)
Delta Air Lines, Inc.*	44,100	$424,683
FedEx Corp.	5,700	524,343
General Electric Co.	20,500	431,730
Kadant, Inc.*	2,600	63,154
Parker Hannifin Corp.	2,100	165,186
Sauer-Danfoss, Inc.	2,800	112,168
Swift Transportation Co.*,1	34,200	333,450
Union Pacific Corp.	3,800	467,514
United Technologies Corp.	3,000	234,480
Total Industrials		3,617,238

Information Technology - 23.0%
Aeroflex Holding Corp.*	5,600	35,616
AOL, Inc.*	5,000	171,650
Apple, Inc.	2,975	1,770,422
Avnet, Inc.*	12,400	355,260
Brocade Communications Systems, Inc.*	79,100	419,230
CSG Systems International, Inc.*	6,400	131,904
Dell, Inc.	24,800	228,904
EMC Corp.*	18,100	442,002
Entegris, Inc.*	8,900	73,069
Global Payments, Inc.	3,200	136,800
Google, Inc., Class A*	301	204,611
Intel Corp.	25,700	555,763
International Business Machines Corp.	7,200	1,400,616
LSI Corp.*	25,000	171,250
Mastercard, Inc., Class A	1,600	737,488
Microsoft Corp.	22,700	647,745
Oracle Corp.	20,200	627,210
PC Connection, Inc.	5,900	60,711
Power-One, Inc.*	73,800	297,414
Symmetricom, Inc.*	3,200	19,680
SYNNEX Corp.*	1,800	58,302
Visa, Inc., Class A	5,800	804,808
Zebra Technologies Corp., Class A*	13,000	467,090
Total Information Technology		9,817,545

	Shares	Value

Materials - 4.0%
AEP Industries, Inc.*	2,000	$127,860
CF Industries Holdings, Inc.	2,400	492,456
Domtar Corp.	2,100	167,475
Freeport-McMoRan Copper & Gold, Inc.,
Class B	8,400	326,592
Graphic Packaging Holding Co.*	33,400	197,728
KapStone Paper and Packaging Corp.*	11,400	250,458
LSB Industries, Inc.*	4,000	161,080
Total Materials		1,723,649

Telecommunication Services - 1.9%
AT&T, Inc.	3,600	124,524
MetroPCS Communications, Inc.*	40,900	417,589
United States Cellular Corp.*	7,000	258,930
Total Telecommunication Services		801,043

Utilities - 2.0%
AES Corp., The	27,000	282,150
El Paso Electric Co.	8,600	292,314
NRG Energy, Inc.	3,400	73,304
Public Service Enterprise Group, Inc.	7,200	230,688
Total Utilities		878,456
Total Common Stocks (cost $33,218,456)		42,446,822

Other Investment Companies - 1.9%[2]
BNY Mellon Overnight Government Fund, 0.23%[3]	502,739	502,739
Dreyfus Cash Management Fund, Institutional Class Shares, 0.07%	306,543	306,543
Total Other Investment Companies (cost $809,282)		809,282
Total Investments - 101.2% (cost $34,027,738)		43,256,104
Other Assets, less Liabilities - (1.2)%		(521,029)
Net Assets - 100.0%		$42,735,075

The accompanying notes are an integral part of these financial statements.

10

Managers AMG FQ U.S. Equity Fund

Investment Manager’s Comments

THE YEAR IN REVIEW

For the fiscal year ended October 31, 2012, the Managers AMG FQ U.S. Equity Fund (Class A Shares at NAV) returned 11.50%, compared to 14.75% for its benchmark, the Russell 3000® Index. Please refer to the table on page 12 for returns for various classes of shares.

U.S. equities continued their multi-year rally over the prior fiscal year despite considerable investor concerns about the prospects for another recession particularly towards the end of the year as the so-called fiscal cliff quickly approached. Similar to the prior year, U.S. equities followed a “risk on, risk off” pattern throughout the year with sharp turns driven by investor confidence, or lack thereof, in the ability of fiscal and monetary measures to spark sluggish growth higher. Despite the solid returns generated by equities, investors continued to flee these assets for the safety of fixed income assets even with yields hovering at record lows. Despite compelling valuations and equities continuing to reach new multi-year highs, investors’ confidence remains shaken after the great recession and investors are still putting a premium price on safety and the ability to return, as opposed to grow, capital. For the entire one-year period ended October 31, 2012, U.S. large-cap stocks performed broadly in line with their smaller-cap brethren with the Russell 1000® (large cap), Russell 2000® (small cap), Russell 3000® (all cap), and the Russell Microcap® Indices returning 15.0%, 14.8%, 14.8%, and 16.5%, respectively.

The Fund delivered positive absolute returns for the prior fiscal year but trailed the benchmark during this time. The biggest driver of the Fund’s underperformance for the year was the Fund’s protection strategy, an enhancement added to the Fund at the beginning of the fiscal year, which, as expected, detracted from performance as equity markets generally moved upward during this period. Performance from the equity holdings within the Fund were modest detractors to relative performance as well. This underperformance was primarily driven by stock selection weakness within the consumer discretionary sector although solid performance was generated by holdings within the energy and financials sectors. Meanwhile, sector positioning relative to the benchmark was close to neutral throughout the year consistent with the Fund’s investment process and, therefore, failed to add or detract significant value. A modest overweight to holdings within the information technology sector did, however, detract from performance. Exposure to top-down factors offered mixed results relative to the benchmark throughout the year. Please note that the Fund switched to a quarterly dividend distribution during the year to better assist shareholders looking for a more frequent income stream from the Fund.

The Fund’s subadvisor, First Quadrant L.P. (“First Quadrant”) maintains a slight tilt towards value stocks as of the end of the fiscal year. The Fund had been favoring growth to a moderate degree earlier in the year but a reduction in market uncertainty during June, as measured by the VIX, a measure of the implied volatility of the S&P 500, contributed to the Fund adopting more of a value orientation. The Fund maintains a relatively neutral exposure to the benchmark from a capitalization perspective as of the end of the fiscal year after alternating between modest large and small earlier in the year. The largest industry overweight is to IT Services and consumer finances, driven by high momentum and high return on invested capital for these industries. The food products industry underweight is one of the largest as is the underweight to the Biotechnology sector as a result of poor accounting quality (high accruals/assets) and high long-term growth estimates for companies within this area of the market.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers AMG FQ U.S. Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This chart compares a hypothetical $10,000 investment made in the Institutional Class Shares of the Fund on October 31, 2002 with a $10,000 investment made in the Russell 3000® Index for the same time period. Performance for periods longer than one year is annualized. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

11

Managers AMG FQ U.S. Equity Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers AMG FQ U.S. Equity Fund and Russell 3000® Index for the same time periods ended October 31, 2012.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers AMG FQ U.S. Equity Fund[2,3,4]
No Load:
Class A*	11.50%	(0.83)%	—	3.11%	03/01/06
Class C*	10.67%	(1.55)%	—	2.39%	03/01/06
Institutional Class	11.78%	(0.54)%	7.33%	7.39%	08/14/92
Russell 3000® Index[5,6]	14.75%	0.59%	7.47%	8.56%	08/31/92	†

With Load:
Class A*	5.09%	(1.99)%	—	2.20%	03/01/06
Class C*	9.67%	(1.55)%	—	2.39%	03/01/06

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 5.75% on Class A, as well as the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

*	Class A and Class C shares commenced operations on March 1, 2006.
†	Date reflects the inception date of the Fund’s institutional Class shares, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2012. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	Class C shares convert to an equal dollar value of Class A shares at the end of the tenth year after purchase.
[4]	The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small and medium capitalization companies) when stocks of large-capitalization companies are out of favor. Also, the Fund may invest in derivatives; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[5]	The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents approximately 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment, and does not incur expenses.
[6]	The date reflects the closest available index date to the Fund’s inception date.
Not FDIC insured, nor bank guaranteed. May lose value.

12

Managers AMG FQ U.S. Equity Fund

Fund Snapshots

October 31, 2012

Portfolio Breakdown (unaudited)

Industry	Managers AMG FQ U.S. Equity Fund**	Russell 3000® Index
Information Technology	21.0%	18.2%
Financials	14.1%	16.5%
Health Care	12.7%	11.9%
Consumer Discretionary	11.4%	12.3%
Consumer Staples	10.1%	9.5%
Industrials	10.0%	11.0%
Energy	9.4%	10.1%
Materials	4.1%	4.0%
Telecommunication Services	3.6%	2.8%
Utilities	2.6%	3.7%
Other Assets and Liabilities	1.0%	0.0%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Apple, Inc.*	3.8%
Exxon Mobil Corp.*	3.3
Microsoft Corp.*	2.7
Pfizer, Inc.*	2.6
Chevron Corp.*	2.5
Merck & Co., Inc.	2.2
International Business Machines Corp.*	2.1
Philip Morris International, Inc.*	2.0
Nu Skin Enterprises, Inc., Class A	1.8
Visa, Inc., Class A	1.7

Top Ten as a Group	24.7%

*	Top Ten Holding at April 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

13

Managers AMG FQ U.S. Equity Fund

Schedule of Portfolio Investments

October 31, 2012

	Shares	Value

Common Stocks - 99.0%
Consumer Discretionary - 11.4%
Ameristar Casinos, Inc.	28,500	$520,125
Bed Bath & Beyond, Inc.*	3,600	207,648
Belo Corp., Class A	39,600	296,208
CBS Corp., Class B	6,900	223,560
Chico’s FAS, Inc.	10,800	200,880
Comcast Corp., Class A	14,600	547,646
Dillard’s, Inc., Class A	3,600	277,200
DIRECTV*	8,700	444,657
Foot Locker, Inc.	900	30,150
Gap, Inc., The	12,800	457,216
Harman International Industries, Inc.	4,300	180,299
Home Depot, Inc., The[4]	9,600	589,248
Liberty Interactive Corp., Class A*	2,500	50,000
Marriott International Inc.	1,200	43,776
News Corp., Class A	22,900	547,768
Regal Entertainment Group, Class A1	1,700	26,112
TJX Cos., Inc.	8,100	337,203
Town Sports International Holdings, Inc.*	2,700	34,020
Viacom, Inc., Class B	1,000	51,270
Walt Disney Co., The	5,400	264,978
Wyndham Worldwide Corp.	1,900	95,760
Total Consumer Discretionary		5,425,724

Consumer Staples - 10.1%
Brown-Forman Corp., Class B	5,050	323,503
Church & Dwight Co., Inc.	600	30,456
Clorox Co., The	5,700	412,110
Colgate-Palmolive Co.	700	73,472
CVS Caremark Corp.	3,300	153,120
Energizer Holdings, Inc.	400	29,188
Ingredion, Inc.	1,200	73,752
Kroger Co., The	30,700	774,254
Nu Skin Enterprises, Inc., Class A1	17,900	847,207
Pantry, Inc., The*	7,200	95,508
Philip Morris International, Inc.[4]	10,900	965,304
Procter & Gamble Co., The[4]	6,400	443,136
Safeway, Inc.[1]	2,600	42,406
USANA Health Sciences, Inc.*	1,000	43,140
Walgreen Co.	3,500	123,305
Wal-Mart Stores, Inc.	400	30,008
Whole Foods Market, Inc.	3,700	350,501
Total Consumer Staples		4,810,370

	Shares	Value

Energy - 9.4%
Chevron Corp.[4]	10,800	$1,190,268
ConocoPhillips[4]	7,800	451,230
Exxon Mobil Corp.[4]	17,300	1,577,241
Occidental Petroleum Corp.[4]	5,100	402,696
RPC, Inc.[1]	20,800	238,368
Tesoro Corp.	4,800	181,008
Valero Energy Corp.	13,100	381,210
Western Refining, Inc.	1,900	47,253
Total Energy		4,469,274

Financials - 14.1%
Aflac, Inc.	11,900	592,382
AG Mortgage Investment Trust, Inc.	1,800	43,110
Alexander’s, Inc.	100	44,396
Allied World Assurance Co. Holdings AG	700	56,210
Allstate Corp., The	5,900	235,882
American Express Co.[4]	13,400	749,998
American International Group, Inc.*	1,500	52,395
American Tower Corp.	700	52,703
Banco Latinoamericano de Comercio Exterior SA	1,100	24,750
Bank of America Corp.	32,900	306,628
Berkshire Hathaway, Inc., Class B*	3,000	259,050
Capstead Mortgage Corp.	35,900	442,288
Citigroup, Inc.	8,900	332,771
Discover Financial Services	5,700	233,700
Dynex Capital, Inc.	6,300	62,496
Franklin Resources, Inc.	500	63,900
Goldman Sachs Group, Inc., The	1,500	183,585
Hospitality Properties Trust	7,600	175,712
JPMorgan Chase & Co.	11,700	487,656
KeyCorp	37,300	314,066
MetLife, Inc.	800	28,392
Morgan Stanley	4,500	78,210
Old National Bancorp	24,400	299,388
Prudential Financial, Inc.	600	34,230
Republic Bancorp, Inc., Class A	6,200	134,044
Simon Property Group, Inc.	1,600	243,536
Sterling Financial Corp.	8,300	176,458
Torchmark Corp.	1,700	86,003
Two Harbors Investment Corp.	31,000	369,830
Virtus Investment Partners, Inc.*	500	48,000
Wells Fargo & Co.	15,100	508,719
Total Financials		6,720,488

The accompanying notes are an integral part of these financial statements.

14

Managers AMG FQ U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Health Care - 12.7%
Amgen, Inc.	1,700	$147,127
AMN Healthcare Services, Inc.*	8,200	81,344
CareFusion Corp.*	9,400	249,664
HealthSouth Corp.*	4,200	92,946
Life Technologies Corp.*	1,200	58,692
Magellan Health Services, Inc.*	2,900	145,435
Medtronic, Inc.	19,300	802,494
Merck & Co., Inc.	22,400	1,022,112
Pfizer, Inc.[4]	50,000	1,243,500
PharMerica Corp.*	16,900	206,518
Sciclone Pharmaceuticals, Inc.*	38,500	212,135
Select Medical Holdings Corp.*	6,000	63,540
Skilled Healthcare Group, Inc., Class A*,1	4,200	32,634
STERIS Corp.	19,100	680,151
Thermo Fisher Scientific, Inc.	900	54,954
UnitedHealth Group, Inc.[4]	9,800	548,800
Warner Chilcott PLC, Class A	35,000	405,300
Total Health Care		6,047,346

Industrials - 10.0%
Alaska Air Group, Inc.*	6,800	260,032
Amerco, Inc.	1,500	173,310
Copart, Inc.*	2,000	57,580
Danaher Corp.	3,200	165,536
Emerson Electric Co.	1,100	53,273
EnerSys, Inc.*	1,400	48,272
FedEx Corp.	5,500	505,945
Forward Air Corp.	1,400	46,718
General Electric Co.	13,500	284,310
Hyster-Yale Materials Handling, Inc., Class B*	600	24,648
Lincoln Electric Holdings, Inc.	900	39,033
NACCO Industries, Inc., Class A	600	30,384
Northrop Grumman Corp.	6,200	425,878
Parker Hannifin Corp.	2,800	220,248
Sauer-Danfoss, Inc.	6,800	272,408
Southwest Airlines Co.	31,600	278,712
Steelcase, Inc., Class A	16,900	169,169
Swift Transportation Co.*,1	5,100	49,725
UniFirst Corp.	7,500	521,775
Union Pacific Corp.	6,500	799,695
United Parcel Service, Inc., Class B	1,000	73,250
United Rentals, Inc.*	1,200	48,792
United Technologies Corp.[4]	2,600	203,216
Total Industrials		4,751,909

	Shares	Value

Information Technology - 21.0%
Actuate Corp.*	8,200	$43,706
AOL, Inc.*	2,800	96,124
Apple, Inc.[4]	3,051	1,815,650
Brocade Communications Systems, Inc.*	87,300	462,690
CA, Inc.	1,200	27,024
Cisco Systems, Inc.	33,500	574,190
CSG Systems International, Inc.*	4,800	98,928
Diebold, Inc.	1,360	40,460
First Solar, Inc.*,1	4,800	116,688
Google, Inc., Class A*,4	144	97,887
GSI Group, Inc.*	16,650	129,371
Harris Corp.	9,300	425,754
Hewlett-Packard Co.	2,100	29,085
IAC/InterActiveCorp	5,600	270,760
International Business Machines Corp.[4]	5,200	1,011,556
KLA-Tencor Corp.	11,700	544,284
LSI Corp.*	57,300	392,505
Mastercard, Inc., Class A	340	156,716
Microsoft Corp.[4]	44,100	1,258,393
Multi-Fineline Electronix, Inc.*	3,700	78,218
Oracle Corp.[4]	12,600	391,230
Power-One, Inc.*	36,400	146,692
Total System Services, Inc.	16,300	366,587
Visa, Inc., Class A4	5,800	804,808
Western Union Co., The	8,200	104,140
Zebra Technologies Corp., Class A*	12,700	456,311
Zygo Corp.*	1,500	27,930
Total Information Technology		9,967,687

Materials - 4.1%
AEP Industries, Inc.*	1,000	63,930
CF Industries Holdings, Inc.	3,300	677,127
Eastman Chemical Co.	7,100	420,604
International Paper Co.	4,500	161,235
LSB Industries, Inc.*	1,200	48,324
LyondellBasell Industries N.V., Class A	900	48,051
Monsanto Co.	1,300	111,891
Mosaic Co., The	400	20,936
Schweitzer-Mauduit International, Inc.	9,000	315,270
Westlake Chemical Corp.	800	60,848
Total Materials		1,928,216

Telecommunication Services - 3.6%
AT&T, Inc.	16,100	556,899
Atlantic Tele-Network, Inc.	3,000	124,320
MetroPCS Communications, Inc.*	29,700	303,237

The accompanying notes are an integral part of these financial statements.

15

Managers AMG FQ U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Telecommunication Services - 3.6% (continued)
Verizon Communications, Inc.[4]	16,100	$718,704
Total Telecommunication Services		1,703,160

Utilities - 2.6%
American Electric Power Co., Inc.	15,100	671,044
DTE Energy Co.	9,400	583,740
Total Utilities		1,254,784
Total Common Stocks (cost $42,150,544)		47,078,958

	Number of Contracts
Purchased Options - 0.1%
S&P 500 Puts, 1250 Strike Price, Expiration 11/17/12	145	10,875
S&P 500 Puts, 1325 Strike Price, Expiration 11/17/12	100	27,900
Total Purchased Options (cost $206,168)		38,775

	Shares	Value

Other Investment Companies - 3.4%[2]
BNY Mellon Overnight Government Fund, 0.23%[3]	1,188,211	$1,188,211
Dreyfus Cash Management Fund, Institutional Class Shares, 0.07%	420,511	420,511
Total Other Investment Companies (cost $1,608,722)		1,608,722
Total Investments - 102.5% (cost $43,965,434)		48,726,455
Other Assets, less Liabilities - (2.5)%		(1,191,955)
Net Assets - 100.0%		$47,534,500

The accompanying notes are an integral part of these financial statements.

16

Managers AMG FQ Global Alternatives Fund

Investment Manager’s Comments

THE YEAR IN REVIEW

The Managers AMG FQ Global Alternatives Fund delivered negative returns for the past fiscal year ended October 31, 2012. The Fund (Class A shares at NAV) returned -1.40% while the benchmark, the Citigroup 1-Month Treasury Bill Index, returned 0.04% during this time. Please refer to the table on page 18 for the returns of the other share classes.

Global capital markets continued their multi-year rally over the prior fiscal year despite considerable investor concerns about the prospects for a global recession given political and fiscal events in the U.S. and Europe. For the entire one-year period ended October 31, 2012, U.S. large-cap stocks performed broadly in line with their smaller-cap brethren with the Russell 1000® (large cap), Russell 2000® (small cap), Russell 3000® (all cap), and the Russell Microcap® Indices returning 15.0%, 14.8%, 14.8%, and 16.5%, respectively. International developed-market stocks sharply underperformed their domestic counterparts as the MSCI EAFE Index returned 4.2% during this period. Meanwhile, REITs modestly underperformed domestic U.S. equities returning 14.1%. Fixed-income securities also enjoyed solid returns for the prior fiscal year as the Barclays U.S. Aggregate and the Barclays Global Aggregate Indexes returned 5.3% and 3.5%, respectively. Lower-quality securities posted results much stronger than their higher-quality counterparts, returning 13.6% as measured by the Barclays U.S. Corporate High Yield Index.

During this period, the Global Alternatives Fund’s disappointing performance was primarily driven by the asset class selection strategy, particularly during the second quarter of 2012, when the Fund’s long to global equities detracted value as markets fell sharply amid global recession fears. The Fund did, however, rally towards the end of the fiscal year driven by solid outperformance from all four of its strategies. In particular, the Fund’s stock country selection finished the year solidly with most of the strategy’s positions adding value led by the Fund’s short position to the Japanese equity market as this market underperformed. Meanwhile, the Fund’s bond country selection strategy delivered mixed results for the year but recovered solidly from a difficult first month of the period when the strategy had sharply negative performance as a result of a long German Bund position. Finally, the currency strategy, the largest risk allocation within the Fund throughout the year, was a positive contributor to performance, particularly so during the last quarter. The strategy also added new exposures including a short to the Singapore Dollar and a long to the Norwegian Krone.

The tactical risk allocation in the Fund currently finds the most compelling opportunities within the currency and equity country selection strategies. Within the currency strategy, the three largest positions are long positions to the U.S. Dollar and the Euro and a short position to the Australian Dollar. Within the equity country selection strategy, opportunities continued to expand throughout the prior fiscal year with the largest positions shorts to the French and Italian equity markets and a long to the Canadian equity market. The bond country selection strategy is well diversified among its six positions with its largest current position to the Japanese bond market. Finally, within the asset class selection strategy, the Fund maintains a modest long position to global equities and a short position to global bonds.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers AMG FQ Global Alternatives Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This chart compares a hypothetical $10,000 investment made in the Class A Shares (with load) of the Fund on March 30, 2006 (commencement of operations), to a $10,000 investment made in the 1-Month Treasury Index for the same time period. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns for the Fund would have been lower had certain expenses not been reduced.

17

Managers AMG FQ Global Alternatives Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers AMG FQ Global Alternatives Fund and Citigroup 1-month U.S. Treasury Bill Index for the same time periods ended October 31, 2012.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers AMG FQ Global Alternative Fund[2,3,4,5,6]
No Load:
Class A	(1.40)%	(0.01)%	—	0.17%	03/30/06
Class C	(2.00)%	(0.66)%	—	(0.50)%	03/30/06
Service Class	(1.18)%	—	—	(2.61)%	01/01/10
Institutional Class	(1.07)%	—	—	(2.50)%	01/01/10
Citigroup 1-month U.S. Treasury Bill Index[7]	0.04%	0.46%	—	1.49%	03/31/06	†

With Load:
Class A	(7.09)%	(1.20)%	—	(0.72)%	03/30/06
Class C	(2.98)%	(0.66)%	—	(0.50)%	03/30/06

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 4.25% on Class A, as well as the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit ww.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

†	Date reflects the inception date of the Fund’s Class A shares, not the index.

[1]        Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual returns. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2012. All returns are in U.S. dollars ($).

[2]        From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]         Class C shares convert to an equal dollar value of Class A shares at the end of the tenth year after purchase.

[4]         Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[5]	The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, and the risk that a fund could not close out a position when it would be most advantageous to do so. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar security when converted back to U.S. Dollars.
[6]	Investments in foreign securities and currency instruments are subject to additional risks such as erratic market conditions, economic and political instability, and currency exchange rate fluctuations.
[7]	Performance for the Citigroup 1-Month U.S. Treasury Bill Index reflects an inception date of March 31, 2006. The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Unlike the Fund, the Citigroup 1-month U.S. Treasury Bill Index is unmanaged, is not available for investment, and does not incur expenses.
Not FDIC insured, nor bank guaranteed. May lose value.

18

Managers AMG FQ Global Alternatives Fund

Schedule of Portfolio Investments

October 31, 2012

	Shares	Value
Exchange Traded Funds - 22.4%
SPDR S&P 500 ETF Trust (cost $55,991,739)	510,618	$72,089,049

	Principal Amount
U.S. Government and Agency Obligations - 15.0%
U.S. Treasury Bills, 0.069%, 11/15/12[5,6]	$1,000,000	999,977
U.S. Treasury Bills, 0.094%, 12/06/12[5,6]	28,625,000	28,622,367
U.S. Treasury Bills, 0.104%, 12/20/12[5,6]	18,480,000	18,477,542
Total U.S. Government and Agency Obligations (cost $48,098,707)		48,099,886

	Shares
Other Investment Companies - 62.8%[2]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.07%	26,079,106	26,079,106
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.14%	175,812,552	175,812,552
Total Other Investment Companies (cost $201,891,658)		201,891,658
Total Investments - 100.2% (cost $305,982,104)		322,080,593
Other Assets, less Liabilities - (0.2)%		(616,126)
Net Assets - 100.0%		$321,464,467

The accompanying notes are an integral part of these financial statements.

19

Managers AMG FQ Global Essentials Fund

Investment Manager’s Comments

THE YEAR IN REVIEW

The Managers AMG FQ Global Essentials Fund delivered strong positive absolute and relative returns for the past fiscal year ended October 31, 2012. The Fund (Investor Class shares at NAV) returned 8.75%, while its benchmark, which consists of 60% of the return of MSCI World (hedged) Index and 40% of the return of the Citigroup World Government Bond (hedged) Index, returned 7.44% during this time.

Global capital markets continued their multi-year rally over the prior fiscal year despite considerable investor concerns about the prospects for a global recession given political and fiscal events in the U.S. and Europe. For the entire one-year period ended October 31, 2012, U.S. large-cap stocks performed broadly in line with their smaller-cap brethren with the Russell 1000® (large cap), Russell 2000® (small cap), Russell 3000® (all cap), and the Russell Microcap® Indices returning 15.0%, 14.8%, 14.8%, and 16.5%, respectively. International developed-market stocks sharply underperformed their domestic counterparts as the MSCI EAFE Index returned 4.2% during this period. Meanwhile, REITs modestly underperformed domestic U.S. equities returning 14.1%. Fixed-income securities also enjoyed solid returns for the prior fiscal year as the Barclays U.S. Aggregate and the Barclays Global Aggregate Indexes returned 5.3% and 3.5%, respectively. Lower-quality securities posted results much stronger than their higher-quality counterparts, returning 13.6% as measured by the Barclays U.S. Corporate High Yield Index.

The Fund’s solid absolute performance throughout the year was driven by all three of the Fund’s primary exposures- equities, fixed income, and ‘hard assets’ (commodities and TIPS). The diversification benefits of the assets within the Fund were evident throughout the year. For example, the Fund’s equity exposures delivered solid performance during the start of the year amid global optimism about the potential clearing of the macroeconomic overhang. However, the Fund’s sovereign bond exposure performed the best during the second quarter as skittish investors sold off risk-based assets such as equities, high yield, and commodities. Meanwhile, the Fund’s commodity investments performed the best during the third quarter as prices for select commodities rallied sharply. First Quadrant, L.P., achieved a three year track record as the Subadvisor to the Fund on September 30, 2012.

The First Quadrant Market Risk Index, (one of FQ’s proprietary investment tools) is currently measuring a “Median Risk” environment as of the end of the fiscal year as, more recently, the Fund’s composite VIX measure dropped below its long-term median which potentially results in a more benign risk environment. This has led to a recent increase in exposure to both equities and commodities and decrease in exposure to sovereign debt within the Fund.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers AMG FQ Global Essentials Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This chart compares a hypothetical $10,000 investment made in the Institutional Class Shares of the Fund on October 31, 2002, to a $10,000 investment made in the Hedged Index and the Unhedged Index for the same time period. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns for the Fund would have been lower had certain expenses not been reduced.

20

Managers AMG FQ Global Essentials Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers AMG FQ Global Essentials Fund and Managers AMG FQ Global Essentials Fund Composite Hedged and Unhedged Indexes for the same time periods ended October 31, 2012.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers AMG FQ Global Essentials Fund[2,3,4,5,6,7]
Investor Class	8.75%	—	—	9.16%	01/01/10
Service Class	9.11%	—	—	9.51%	01/01/10
Institutional Class	9.29%	(0.43)%	6.38%	6.41%	11/18/88
Managers AMG FQ Global
Essentials Fund Composite
Hedged Index[8]	7.44%	(0.72)%	4.39%	5.37%	11/30/88	†
Managers AMG FQ Global
Essentials Fund Composite
Unhedged Index[8]	6.71%	1.25%	7.46%	6.67%	11/30/88	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to the differences in sales charge structures and class expenses. Load performance: maximum sales charge on Class A shares is 5.75% and Class C shares held for less than one year are subject to a 1.0% contingent deferred sales charge (CDSC).

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

†	Date reflects the inception date of the Fund’s Institutional Class shares, not the index.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual returns. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2012. All returns are in U.S. dollars ($).

[2]         From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]          Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments.

[4]         The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive and environmental conditions.

[5]         Because the Fund invests in exchange traded funds (ETFs) which incur their own costs, investing in them could result in a higher cost to the investor. Additionally, the Fund will be indirectly exposed to all the risks of securities held by the ETFs.

[6]	Obligations of certain government agencies are not backed by the full faith and credit of the U.S. Government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. Government will provide financial support. Additionally, debt securities of the U.S. Government may be affected by changing interest rates and subject to prepayment risk.
[7]	The use of leverage in a Fund’s strategy can magnify relatively small market movements into relatively larger losses for the Fund.
[8]	The Fund’s index is comprised of 60% MSCI World Index, 40% Citigroup World Government Bond Index and reflects an inception date of November 30, 1988. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI World Index consists of 24 developed country indices. The Citigroup World Government Bond Index is a market capitalization weighted index consisting of the government bond markets. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. Unlike the Fund, the Composite Index is unmanaged, is not available for investment, and does not incur fees. All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.
Not FDIC insured, nor bank guaranteed. May lose value.

21

Managers AMG FQ Global Essentials Fund

Schedule of Portfolio Investments

October 31, 2012

	Shares	Value

Exchange Traded Funds - 41.8%
iShares Barclays TIPS Bond Fund	211,834	$25,962,375
iShares iBoxx $ High Yield Corporate Bond Fund	104,435	9,673,814
Jefferies TR/J CRB Global Commodity Equity Index Fund	42,223	1,888,875
Market Vectors RVE Hard Assets Producers	52,744	1,894,564
Materials Select Sector SPDR Fund[1]	51,408	1,850,174
SPDR DB International Government Inflation-Protected Bond	92,257	5,730,082
Vanguard REIT	74,644	4,805,581
Total Exchange Traded Funds (cost $49,434,795)		51,805,465

Exchange Traded Notes - 11.7%
Barclays, Inc., iPath Dow Jones-UBS Copper Subindex Total Return, 10/22/37	50,476	2,246,182
Barclays, Inc., iPath Dow Jones-UBS Grains Subindex Total Return, 10/22/37	20,608	1,205,158
Barclays, Inc., iPath Goldman Sachs Crude Oil Total Return Index, 08/07/36	54,692	1,133,765
Deutsche Bank AG, PowerShares DB Agriculture Double Long, 04/01/38	102,554	1,313,717
Deutsche Bank AG, PowerShares DB Gold Double Long, 02/15/38	66,621	3,682,809
Swedish Export Credit Corp., ELEMENTS Linked to the Rogers International Commodity Index - Total Return, 10/24/22	575,505	4,909,058
Total Exchange Traded Notes (cost $14,888,844)		14,490,689

	Principal Amount
U.S. Government and Agency Obligations - 7.3%
U.S. Treasury Bills, 0.094%, 12/06/12[5,6] (cost $8,998,862)	$9,000,000	8,999,190

	Shares
Other Investment Companies - 40.5%[2]
BNY Mellon Overnight Government Fund, 0.23%[3]	1,805,600	1,805,600
Dreyfus Cash Management Fund, Institutional Class Shares, 0.07%	23,330,577	23,330,577
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.14%	25,115,101	25,115,101
Total Other Investment Companies (cost $50,251,278)		50,251,278
Total Investments - 101.3% (cost $123,573,779)		125,546,622
Other Assets, less Liabilities - (1.3)%		(1,592,933)
Net Assets - 100.0%		$123,953,689

The accompanying notes are an integral part of these financial statements.

22

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At October 31, 2012, the approximate cost of investments for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Managers AMG FQ Tax-Managed U.S. Equity Fund	$34,027,738	$10,272,170	$(1,043,804)	$9,228,366
Managers AMG FQ U.S. Equity Fund	44,069,372	5,857,871	(1,200,788)	4,657,083
Managers AMG FQ Global Alternatives Fund	305,982,104	16,098,489	—	16,098,489
Managers AMG FQ Global Essentials Fund	123,882,145	2,680,227	(1,015,750)	1,664,477

*	Non-income-producing security.
[1]	Some or all of these securities were out on loan to various brokers as of October 31, 2012, amounting to:

Fund	Market Value	% of Net Assets
Managers AMG FQ Tax-Managed U.S. Equity Fund	$517,574	1.2%
Managers AMG FQ U.S. Equity Fund	1,255,686	2.6%
Managers AMG FQ Global Essentials Fund	1,758,264	1.4%

[2]	Yield shown for each investment company represents the October 31, 2012, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]	Some or all of this security is held as collateral for options written.
[5]	Indicates yield to maturity at October 31, 2012
[6]	Some or all of these securities were held as collateral for futures contracts as of October 31, 2012, amounting to:

Fund	Market Value	% of Net Assets
Managers AMG FQ Global Alternatives Fund	$48,099,886	15.0%
Managers AMG FQ Global Essentials Fund	8,999,190	7.3%

The accompanying notes are an integral part of these financial statements.

23

Notes to Schedules of Portfolio Investments (continued)

As of October 31, 2012, the securities in Managers AMG FQ Tax-Managed U.S. Equity Fund were all Level 1 inputs. For a detailed break-out of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.

The following tables summarize the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of October 31, 2012: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers AMG FQ U.S. Equity Fund
Investments in Securities
Common Stocks†	$47,054,310	$24,648	—	$47,078,958
Other Investment Companies	1,608,722	—	—	1,608,722

Total Investments in Securities	$48,663,032	$24,648	—	$48,687,680

Financial Derivative Instruments-Assets††††
Equity Contracts	$38,775	—	—	$38,775

Financial Derivative Instruments-Liabilities††††
Equity Contracts	(23,733)	—	—	(23,733)

Total Financial Derivative Instruments	$15,042	—	—	$15,042

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers AMG FQ Global Alternatives Fund
Investments in Securities
Exchange Traded Funds††	$72,089,049	—	—	$72,089,049
U.S. Government and Agency Obligations†††	—	$48,099,886	—	48,099,886

Other Investment Companies	201,891,658	—	—	201,891,658

Total Investments in Securities	$273,980,707	$48,099,886	—	$322,080,593
Financial Derivative Instruments-Assets††††
Foreign Exchange Contracts	—	$12,830,178	—	$12,830,178
Equity Contracts	$3,715,721	—	—	3,715,721
Interest Rate Contracts	114,389	528,020	—	642,409

	3,830,110	13,358,198	—	17,188,308

Financial Derivative Instruments-Liabilities††††
Foreign Exchange Contracts	—	(11,375,662)	—	(11,375,662)
Equity Contracts	(1,086,704)	—	—	(1,086,704)
Interest Rate Contracts	(1,976,188)	(1,328,307)	—	(3,304,495)

	(3,062,892)	(12,703,969)	—	(15,766,861)

Total Financial Derivative Instruments	$767,218	$654,229	—	$1,421,447

The accompanying notes are an integral part of these financial statements.

24

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers AMG FQ Global Essentials Fund
Investments in Securities
Exchange Traded Funds††	$51,805,465	—	—	$51,805,465
Exchange Traded Notes††	14,490,689	—	—	14,490,689
U.S. Government and Agency Obligations†††	—	$8,999,190	—	8,999,190
Other Investment Companies	50,251,278	—	—	50,251,278

Total Investments in Securities	$116,547,432	$8,999,190	—	$125,546,622

Financial Derivative Instruments-Assets††††
Equity Contracts	$135,318	—	—	$135,318
Interest Rate Contracts	181,556	—	—	181,556

	316,874	—	—	316,874

Financial Derivative Instruments-Liabilities††††
Equity Contracts	(792,766)	—	—	(792,766)
Interest Rate Contracts	(495,260)	—	—	(495,260)

	(1,288,026)	—	—	(1,288,026)

Total Financial Derivative Instruments	$(971,152)	—	—	$(971,152)

†	For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments. The only Level 2 security is classified in the Industrials industry.
††	All exchange traded funds and exchange traded notes held in the Fund are level 1 securities. For a detailed breakout of these securities, please refer to the Schedule of Portfolio Investments.
†††	All U.S. government and agency obligations held in the Fund are level 2 securities. For a detailed breakout of the U.S. government and agency obligations by major industry or agency classification, please refer to the Schedule of Portfolio Investments.
††††	Derivative instruments, such as futures, options and forwards, are not reflected in the Schedule of Portfolio Investments. Futures and forwards are valued at the unrealized appreciation/depreciation of the instrument and options are shown at value.
As of October 31, 2012, the Funds had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

The following schedule shows the fair value of derivative instruments at October 31, 2012:

	Asset Derivatives			Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Managers AMG FQ U.S. Equity Fund	Equity contracts	Options purchased	$38,775	Options written	$21,150
	Equity contracts	Variation margin receivable*,1	—	Variation margin payable*,1	2,583

		Totals	$38,775		$23,733

	Asset Derivatives			Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Managers AMG FQ Global Alternatives Fund	Equity contracts	Variation margin receivable*,1	$3,715,721	Variation margin payable*,1	$1,086,704
	Interest rate contracts*	Variation margin receivable*,1	642,409	Variation margin payable*,1	3,304,495
	Foreign exchange contracts	Unrealized appreciation of foreign currency contracts	12,830,178	Unrealized depreciation of foreign currency contracts	11,375,662

		Totals	$17,188,308		$15,766,861

The accompanying notes are an integral part of these financial statements.

25

Notes to Schedules of Portfolio Investments (continued)

	Asset Derivatives			Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Managers AMG FQ Global Essentials Fund	Equity contracts	Variation margin receivable*,1	$135,318	Variation margin payable*,1	$792,766
	Interest rate contracts	Variation margin receivable*,1	181,556	Variation margin payable*,1	495,260

		Totals	$316,874		$1,288,026

*	Includes only the October 31, 2012 futures variation margin. Prior futures variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
[1]	Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended October 31, 2012, the effect of derivative instruments on the Statement of Operations for the Funds and the amount of realized gain (loss) on derivatives recognized in income is as follows:

Fund	Derivatives not accounted for as hedging instruments	Futures	Options	Total
Managers AMG FQ U.S. Equity Fund	Equity contracts	$24,554	$(958,905)	$(934,351)

Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Total
Managers AMG FQ Global Alternatives Fund	Equity contracts	$(18,164,871)	—	$(18,164,871)
	Interest rate contracts	(53,526)	—	(53,526)
	Foreign exchange contracts	—	$21,457,596	21,457,596

	Totals	$(18,218,397)	$21,457,596	$3,239,199

Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Total
Managers AMG FQ Global Essentials Fund	Equity contracts	$2,886,269	—	$2,886,269
	Interest rate contracts	6,648,260	—	6,648,260

	Totals	$9,534,529	—	$9,534,529

The change in unrealized gain/(loss) on derivatives recognized in income is as follows:

Fund	Derivatives not accounted for as hedging instruments	Futures	Options	Total
Managers AMG FQ U.S. Equity Fund	Equity contracts	$(6,310)	$38,723	$32,413

Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Total
Managers AMG Global Alternatives Fund	Equity contracts	$6,744,307	—	$6,744,307
	Interest rate contracts	(12,977,954)	—	(12,977,954)
	Foreign exchange contracts	—	$(8,451,541)	(8,451,541)

	Totals	$(6,233,647)	$(8,451,541)	$(14,685,188)

The accompanying notes are an integral part of these financial statements.

26

Notes to Schedules of Portfolio Investments (continued)

Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Total
Managers AMG Global Essentials Fund	Equity contracts	$(1,698,594)	—	$(1,698,594)
	Interest rate contracts	257,374	—	257,374

	Totals	$(1,441,220)	—	$(1,441,220)

At October 31, 2012, the Funds had the following open written options:

(See Note 8 in the Notes to Financial Statements.)

Managers AMG FQ U.S. Equity Fund

Description	Exercise Price	Expiration Date	Number of Contracts	Premium	Unrealized Gain/(Loss)
S&P 500 Index (Call)	1,500	11/17/12	145	$101,282	$94,033
S&P 500 Index (Call)	1,510	11/17/12	100	15,850	12,350
S&P 500 Index (Put)	1,175	11/17/12	145	101,283	98,382
S&P 500 Index (Put)	1,250	11/17/12	100	8,850	1,350

			Total	$227,265	$206,115

Transactions in written put and call options and swaptions for the fiscal year ended October 31, 2012, were as follows:

(See Note 10 in the Notes to the Financial Statements.)

	Number of Contracts	Amount of Premiums
Options outstanding at October 31, 2011	—	—
Options written	3,980	$2,013,830
Options exercised/expired/closed	(3,490)	(1,786,565)

Options outstanding at October 31, 2012	490	$227,265

All futures contracts are exchange traded unless otherwise noted. The counterparty for all OTC contracts is Morgan Stanley. (See Note 9 in the Notes to Financial Statements.) At October 31, 2012, the Funds had the following open futures contracts:

Managers AMG FQ U.S. Equity Fund - Futures Contracts

Type	Number of Contracts	Position	Expiration Date	Unrealized Loss
S&P 500 E-Mini Index	2	Long	12/21/12	$(2,583)

Managers AMG FQ Global Alternatives Fund - Futures Contracts

Type	Currency	Number of Contracts	Position	Type	Expiration Date	Unrealized Gain/(Loss)
Amsterdam Index	EUR	264	Long	Exchange	11/16/12	$(57,081)
Australia 10-Year Bond	AUD	545	Short	Exchange	12/17/12	114,389
Australian SPI 200	AUD	19	Long	Exchange	12/20/12	13,246

The accompanying notes are an integral part of these financial statements.

27

Notes to Schedules of Portfolio Investments (continued)

Type	Currency	Number of Contracts	Position	Type	Expiration Date	Unrealized Gain/(Loss)
CAC40 Index	EUR	1,590	Short	Exchange	11/16/12	$1,641,642
Canadian 10-Year Bond	CAD	1,347	Short	OTC	12/18/12	(1,328,307)
DAX Index	EUR	62	Long	Exchange	12/21/12	(119,165)
Euro-Bund 10-Year	EUR	474	Long	OTC	12/06/12	167,426
FTSE 100 Index	GBP	335	Long	Exchange	12/21/12	(119,804)
FTSE/MIB Index	EUR	636	Short	Exchange	12/21/12	959,342
Hang Seng Index	HKD	96	Long	Exchange	11/29/12	(58,762)
IBEX 35 Index	EUR	7	Long	Exchange	11/16/12	(7,430)
Japanese 10-Year Bond	JPY	1,444	Short	Exchange	12/10/12	(879,427)
S&P 500 E-Mini Index	USD	397	Short	Exchange	12/21/12	808,574
S&P/TSX 60 Index	CAD	365	Long	Exchange	12/20/12	292,917
TOPIX Index	JPY	349	Short	Exchange	12/13/12	(724,462)
U.K. 10-Year Gilt	GBP	1,098	Long	Exchange	12/27/12	(1,096,761)
U.S. Treasury 10-Year Note	USD	1,544	Long	OTC	12/19/12	360,594
					Total	$(33,069)

Managers AMG FQ Global Essentials Fund - Futures Contracts

Type	Currency	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
Amsterdam Index	EUR	21	Long	11/16/12	$(4,208)
Australia 10-Year Bond	AUD	162	Long	12/17/12	(43,339)
Australian SPI 200	AUD	31	Long	12/20/12	81,193
CAC40 Index	EUR	37	Long	11/16/12 to 12/21/12	(29,693)
Canadian 10-Year Bond	CAD	156	Long	12/18/12	151,855
DAX Index	EUR	7	Long	12/21/12	(16,039)
E-Mini MSCI Index	USD	210	Long	12/21/12	(303,902)
Euro-Bund 10-Year	EUR	81	Long	12/06/12	29,701
FTSE 100 Index	GBP	17	Long	12/21/12	(8,006)
FTSE/MIB Index	EUR	16	Long	12/21/12	(48,998)
German 30-Year Bond	EUR	51	Long	12/06/12	(114,121)
Hang Seng Index	HKD	12	Long	11/29/12	(7,345)
IBEX 35 Index	EUR	15	Long	11/16/12	(10,392)

The accompanying notes are an integral part of these financial statements.

28

Notes to Schedules of Portfolio Investments (continued)

Type	Currency	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
Russell 2000 Index	USD	121	Long	12/21/12	$(316,071)
S&P 500 E-Mini Index	USD	41	Long	12/21/12	(48,112)
S&P/TSX 60 Index	CAD	21	Long	12/20/12	1,711
TOPIX Index	JPY	26	Long	12/13/12	52,414
U.K. 10-Year Gilt	GBP	151	Long	12/27/12	(282,438)
U.S. Treasury Long Bond	USD	126	Long	12/19/12	(55,362)
				Total	$(971,152)

At October 31, 2012, the Funds had the following foreign currency contracts (in U.S. Dollars):

(See Note 8 in the Notes to Financial Statements.)

Managers AMG FQ Global Alternatives Fund - Foreign Currency

Foreign Currency	Position	Settlement Date	Counterparty	Receivable Amount	Payable Amount	Unrealized Gain/(Loss)
Australian Dollar	Long	12/19/12	GS	$26,644,389	$26,513,251	$131,138
Australian Dollar	Long	12/19/12	GS	9,856,032	9,887,764	(31,732)
Australian Dollar	Long	12/19/12	MS	3,395,430	3,381,434	13,996
British Pound	Long	12/19/12	GS	19,804,485	19,682,957	121,528
British Pound	Long	12/19/12	GS	13,184,918	13,263,960	(79,042)
British Pound	Long	12/19/12	MS	90,210,087	88,940,522	1,269,565
Canadian Dollar	Long	12/19/12	GS	15,878,689	16,281,707	(403,018)
Canadian Dollar	Long	12/19/12	MS	5,796,155	5,884,523	(88,368)
Euro	Long	12/19/12	GS	230,788,354	227,013,579	3,774,775
Euro	Long	12/19/12	MS	34,911,475	33,893,198	1,018,277
Euro	Long	12/19/12	MS	14,254,955	14,438,314	(183,359)
Japanese Yen	Long	12/19/12	GS	32,247,716	32,937,452	(689,736)
Japanese Yen	Long	12/19/12	MS	2,570,261	2,631,626	(61,365)
New Zealand Dollar	Long	12/19/12	GS	8,983,286	9,001,207	(17,921)
New Zealand Dollar	Long	12/19/12	MS	16,357,165	15,719,104	638,061
New Zealand Dollar	Long	12/19/12	MS	4,794,915	4,827,704	(32,789)
Norwegian Krone	Long	12/19/12	GS	51,712,330	50,750,345	961,985
Norwegian Krone	Long	12/19/12	GS	11,784,929	11,806,560	(21,631)
Norwegian Krone	Long	12/19/12	MS	13,044,521	12,906,976	137,545
Singapore Dollar	Long	12/19/12	GS	12,991,545	12,965,992	25,553

The accompanying notes are an integral part of these financial statements.

29

Notes to Schedules of Portfolio Investments (continued)

Foreign Currency	Position	Settlement Date	Counterparty	Receivable Amount	Payable Amount	Unrealized Gain/ (Loss)
Singapore Dollar	Long	12/19/12	MS	$2,426,881	$2,408,832	$18,049
Swedish Krona	Long	12/19/12	GS	2,788,218	2,811,432	(23,214)
Swedish Krona	Long	12/19/12	MS	22,029,660	21,713,721	315,939
Australian Dollar	Short	12/19/12	GS	58,479,671	59,224,262	(744,591)
Australian Dollar	Short	12/19/12	GS	19,861,458	19,746,752	114,706
Australian Dollar	Short	12/19/12	MS	105,792,792	108,376,939	(2,584,147)
British Pound	Short	12/19/12	GS	43,647,765	44,024,065	(376,300)
Canadian Dollar	Short	12/19/12	GS	94,988,741	93,792,862	1,195,879
Canadian Dollar	Short	12/19/12	MS	16,212,880	16,065,815	147,065
Euro	Short	12/19/12	GS	102,620,341	103,707,502	(1,087,161)
Euro	Short	12/19/12	GS	14,580,021	14,473,484	106,537
Euro	Short	12/19/12	MS	17,324,871	17,427,063	(102,192)
Japanese Yen	Short	12/19/12	GS	92,071,188	90,244,003	1,827,185
Japanese Yen	Short	12/19/12	MS	49,170,415	48,393,673	776,742
New Zealand Dollar	Short	12/19/12	GS	72,848,809	75,777,469	(2,928,660)
New Zealand Dollar	Short	12/19/12	GS	25,212,612	25,042,084	170,528
Singapore Dollar	Short	12/19/12	GS	67,662,965	69,163,949	(1,500,984)
Swedish Krona	Short	12/19/12	GS	28,053,384	28,472,836	(419,452)
Swedish Krona	Short	12/19/12	GS	7,497,607	7,432,482	65,125

			Total	$1,462,481,916	$1,461,027,400	$1,454,516

Currency and Counterparty Abbreviations:

MS:	Morgan Stanley	GS:	Goldman Sachs Group, Inc.
AUD:	Australian Dollar	HKD:	Hong Kong Dollar
CAD:	Canadian Dollar	JPY:	Japanese Yen
EUR:	Euro	USD:	U.S. Dollar
GBP:	British Pound	OTC:	Over-the-Counter

The accompanying notes are an integral part of these financial statements.

30

Statement of Assets and Liabilities

October 31, 2012

	Managers AMG FQ Tax-Managed U.S. Equity Fund	Managers AMG FQ U.S. Equity Fund	Managers AMG FQ Global Alternatives Fund	Managers AMG FQ Global Essentials Fund
Assets:
Investments at value* (including securities on loan valued at $517,574, $1,255,686, $0, and $1,758,264, respectively)	$43,256,104	$48,726,455	$322,080,593	$125,546,622
Cash collateral for futures	—	77,000	—	—
Receivable for Fund shares sold	34,304	18,623	679,221	300,512
Dividends, interest and other receivables	22,650	42,161	23,960	18,769
Receivable for variation margin on futures contracts	—	—	1,608,909	322,869
Receivable for investments sold	—	—	1,567,824	228,066
Receivable from affiliate	—	4,540	150,897	15,953
Unrealized appreciation on forward foreign currency contracts	—	—	12,830,178	—
Prepaid expenses	21,403	18,053	4,743	24,854
Total assets	43,334,461	48,886,832	338,946,325	126,457,645
Liabilities:
Payable upon return of securities loaned	502,739	1,188,211	—	1,805,600
Payable for Fund shares repurchased	12,414	67,154	957,387	154,926
Written options (premium received $227,265)	—	21,150	—	—
Payable for variation margin on futures contracts	—	80	2,705,340	154,157
Unrealized depreciation on forward foreign currency contracts	—	—	11,375,662	—
Payable for investments purchased	—	—	1,577,832	227,293
Payable to affiliate	1,939	—	—	—
Accrued expenses:
Investment management and advisory fees	31,425	14,389	465,843	63,949
Shareholder servicing fees - Investor Class	—	—	—	2,909
Shareholder servicing fees - Service Class	—	—	40,436	1,312
Administrative fees	—	10,278	68,506	26,645
Distribution fees - Class A	652	2,747	50,545	—
Distribution fees - Class C	2,442	464	13,534	—
Distribution fees - Investor Class	—	—	—	2,909
Other	47,775	47,859	226,773	64,256
Total liabilities	599,386	1,352,332	17,481,858	2,503,956
Net Assets	$42,735,075	$47,534,500	$321,464,467	$123,953,689
* Investments at cost	$34,027,738	$43,965,434	$305,982,104	$123,573,779

The accompanying notes are an integral part of these financial statements.

31

Statement of Assets and Liabilities

October 31, 2012 (continued)

	Managers AMG FQ Tax-Managed U.S. Equity Fund	Managers AMG FQ U.S. Equity Fund	Managers AMG FQ Global Alternatives Fund	Managers AMG FQ Global Essentials Fund
Net Assets Represent:
Paid-in capital	$57,283,184	$55,820,845	$303,891,726	$138,961,850
Undistributed net investment income	217,099	31,560	579,429	3,945,371
Accumulated net realized loss from investments and foreign currency transactions	(23,993,574)	(13,282,458)	(516,859)	(19,957,467)
Net unrealized appreciation of investments and foreign currency translations	9,228,366	4,964,553	17,510,171	1,003,935
Net Assets	$42,735,075	$47,534,500	$321,464,467	$123,953,689
Class A Shares:
Net Assets	$3,025,834	$12,763,776	$237,012,858	n/a
Shares outstanding	196,840	1,038,684	25,855,912	n/a
Net asset value and redemption price per share	$15.37	$12.29	$9.17	n/a
Offering price per share based on a maximum sales charge of 5.75% (NAV per share/(100% - 5.75%)	$16.31	$13.04	$9.73	n/a
Class C Shares:
Net Assets	$2,825,650	$539,889	$15,622,643	n/a
Shares outstanding	190,473	43,980	1,767,549	n/a
Net asset value and redemption price per share	$14.83	$12.28	$8.84	n/a
Investor Shares:
Net Assets	n/a	n/a	n/a	$13,042,640
Shares outstanding	n/a	n/a	n/a	976,073
Net asset value and redemption price per share	n/a	n/a	n/a	$13.36
Service Shares:
Net Assets	n/a	n/a	$44,587,159	$11,737,876
Shares outstanding	n/a	n/a	4,820,014	873,408
Net asset value and redemption price per share	n/a	n/a	$9.25	$13.44
Institutional Class Shares:
Net Assets	$36,883,591	$34,230,835	$24,241,807	$99,173,173
Shares outstanding	2,405,284	2,774,417	2,611,916	7,363,887
Net asset value and redemption price per share	$15.33	$12.34	$9.28	$13.47

The accompanying notes are an integral part of these financial statements.

32

Statement of Operations

For the fiscal year ended October 31, 2012

	Managers AMG FQ Tax-Managed U.S. Equity Fund	Managers AMG FQ U.S. Equity Fund	Managers AMG FQ Global Alternatives Fund	Managers AMG FQ Global Essentials Fund
Investment Income:
Dividend income	$651,062 [1]	$1,350,792	$2,120,409	$1,247,236
Interest income	—	—	41,333	9,755
Securities lending fees	26,838	26,846	—	21,607
Foreign withholding tax	—	(21)	—	—
Total investment income	677,900	1,377,617	2,161,742	1,278,598

Expenses:
Investment management and advisory fees	361,425	167,202	6,422,570	681,674
Administrative fees	—	119,430	944,496	284,032
Distribution fees - Class A	7,661	31,480	713,583	—
Distribution fees - Class C	29,218	5,417	210,209	—
Distribution fees - Investor Class	—	—	—	32,895
Shareholder Servicing fees - Class A	—	—	570,867	—
Shareholder Servicing fees - Service Class	—	—	72,350	4,136
Shareholder Servicing fees - Investor Class	—	—	—	32,895
Registration fees	37,689	36,669	115,372	41,524
Professional fees	31,938	36,552	65,711	43,204
Transfer agent	27,762	28,021	475,369	36,793
Custodian	12,410	19,833	49,275	19,780
Reports to shareholders	5,919	13,811	142,856	12,061
Trustees fees and expenses	2,908	2,922	30,837	7,340
Interest expense on futures	—	—	36,808	232
Miscellaneous	2,789	3,529	22,625	5,648
Total expenses before offsets	519,719	464,866	9,872,928	1,202,214
Fee waivers	—	—	(105,396)	(15,051)
Expense reimbursements	(61,737)	(50,382)	(2,639,749)	(49,509)
Expense reductions	(16)	(18)	(163)	(40)
Net expenses	457,966	414,466	7,127,620	1,137,614

Net investment income (loss)	219,934	963,151	(4,965,878)	140,984
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	4,837,628	1,327,518	8,442,129	(76,187)
Net realized gain (loss) on futures contracts	—	24,554	(18,218,397)	9,534,529
Net realized gain (loss) on foreign currency transactions	—	—	21,355,182	(32,123)
Net realized gain on written options	—	481,815	—	—
Net change in unrealized appreciation (depreciation) of investments	109,819	2,203,108	1,282,181	1,467,655
Net change in unrealized appreciation (depreciation) of futures contracts	—	(6,310)	(6,233,647)	(1,441,220)
Net change in unrealized appreciation (depreciation) on foreign currency translations	—	—	(8,521,659)	(4,722)
Net change in unrealized appreciation (depreciation) on written options	—	206,115	—	—
Net realized and unrealized gain (loss)	4,947,447	4,236,800	(1,894,211)	9,447,932

Net increase (decrease) in net assets resulting from operations	$5,167,381	$5,199,951	$(6,860,089)	$9,588,916

[1]	Includes non-recurring dividends of $114,400.

The accompanying notes are an integral part of these financial statements.

33

Statements of Changes in Net Assets

For the fiscal year ended October 31,

	Managers AMG FQ Tax-Managed U.S. Equity Fund		Managers AMG FQ U.S. Equity Fund
	2012	2011	2012	2011
Increase (Decrease) in Net Assets From Operations:
Net investment income	$219,934	$43,027	$963,151	$507,605
Net realized gain on investments, futures, foreign currency contracts and transactions	4,837,628	3,749,235	1,833,887	6,941,179
Net change in unrealized appreciation (depreciation) of investments, futures, written options and foreign currency translations	109,819	825,388	2,402,913	(1,622,919)
Net increase in net assets resulting from operations	5,167,381	4,617,650	5,199,951	5,825,865
Distributions to Shareholders:
From net investment income:
Class A	—	(3,644)	(317,159)	(159,399)
Class C	—	—	(5,029)	(936)
Institutional Class	(35,481)	(171,545)	(1,034,913)	(351,744)
Total distributions to shareholders	(35,481)	(175,189)	(1,357,101)	(512,079)
Capital Share Transactions:[1]
Proceeds from sale of shares	2,546,638	3,331,036	4,597,044	4,445,104
Reinvestment of dividends and distributions	33,691	165,795	1,331,453	505,527
Cost of shares repurchased	(6,578,135)	(12,969,547)	(8,972,884)	(15,334,816)
Net decrease from capital share transactions	(3,997,806)	(9,472,716)	(3,044,387)	(10,384,185)

Total increase (decrease) in net assets	1,134,094	(5,030,255)	798,463	(5,070,399)
Net Assets:
Beginning of year	41,600,981	46,631,236	46,736,037	51,806,436
End of year	$42,735,075	$41,600,981	$47,534,500	$46,736,037
End of year undistributed net investment income	$217,099	$32,584	$31,560	$451,901

Share Transactions:[1]
Sale of shares	171,948	247,826	378,536	398,572
Reinvested shares from dividends and distributions	2,456	12,399	112,221	46,374
Shares repurchased	(450,344)	(946,051)	(748,204)	(1,346,991)
Net decrease in shares	(275,940)	(685,826)	(257,447)	(902,045)

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

34

Statements of Changes in Net Assets

For the fiscal year ended October 31,

	Managers AMG FQ Global Alternatives Fund		Managers AMG FQ Global Essentials Fund
	2012	2011	2012	2011
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(4,965,878)	$(8,770,804)	$140,984	$567,999
Net realized gain (loss) on investments, futures, foreign currency contracts and transactions	11,578,914	(83,381,052)	9,426,219	7,085,975
Net change in unrealized appreciation (depreciation) of investments, futures and foreign currency translations	(13,473,125)	19,290,880	21,713	(2,608,709)
Net increase (decrease) in net assets resulting from operations	(6,860,089)	(72,860,976)	9,588,916	5,045,265
Distributions to Shareholders:
From net investment income:
Investor Class	—	—	(422,712)	(4,527,841)
Service Class	—	—	(57,632)	—
Institutional Class	—	—	(3,809,314)	—
Total distributions to shareholders	—	—	(4,289,658)	(4,527,841)
Capital Share Transactions:[1]
Proceeds from sale of shares	128,408,150	453,688,645	43,488,077	18,846,211
Reinvestment of dividends and distributions	—	—	4,219,919	4,452,811
Cost of shares repurchased	(265,268,656)	(523,328,958)	(24,915,523)	(28,592,316)
Net increase (decrease) from capital share transactions	(136,860,506)	(69,640,313)	22,792,473	(5,293,294)

Total increase (decrease) in net assets	(143,720,595)	(142,501,289)	28,091,731	(4,775,870)
Net Assets:
Beginning of year	465,185,062	607,686,351	95,861,958	100,637,828
End of year	$321,464,467	$465,185,062	$123,953,689	$95,861,958
End of year undistributed net investment income (loss)	$579,429	$(9,891,166)	$3,945,371	$4,289,071

Share Transactions:[1]
Sale of shares	14,062,184	45,743,279	3,328,608	1,508,329
Reinvested shares from dividends and distributions	—	—	337,436	371,134
Shares repurchased	(29,059,516)	(55,138,398)	(1,898,445)	(2,313,395)
Net increase (decrease) in shares	(14,997,332)	(9,395,119)	1,767,599	(433,932)

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

35

Managers AMG FQ Tax-Managed U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Class A	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$13.63	$12.47	$10.01	$9.99	$16.75
Income from Investment Operations:
Net investment income (loss)	0.05 [3,11]	(0.01)[3]	0.02 [3]	0.09	0.10
Net realized and unrealized gain (loss) on investments	1.69 [3]	1.18 [3]	2.44 [3]	0.04	(6.81)
Total from investment operations	1.74	1.17	2.46	0.13	(6.71)
Less Distributions to Shareholders from:
Net investment income	—	(0.01)	—	(0.11)	(0.05)
Net Asset Value, End of Year	$15.37	$13.63	$12.47	$10.01	$9.99
Total Return[1]	12.77%	9.40%	24.58%	1.53%	(40.15)%[4]
Ratio of net expenses to average net assets	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income (loss) to average net assets[1]	0.35%	(0.07)%	0.22%	0.45%	0.67%
Portfolio turnover	36%	40%	81%	147%	136%
Net assets at end of year (000’s omitted)	$3,026	$3,049	$4,116	$7,175	$15,334

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.39%	1.36%	1.44%	1.43%	1.28%
Ratio of net investment income (loss) to average net assets	0.20%	(0.19)%	0.02%	0.26%	0.63%

	For the fiscal year ended October 31,
Class C	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$13.25	$12.21	$9.87	$9.82	$16.53
Income from Investment Operations:
Net investment loss	(0.06)[3,11]	(0.11)[3]	(0.06)[3]	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	1.64 [3]	1.15 [3]	2.40 [3]	0.09	(6.69)
Total from investment operations	1.58	1.04	2.34	0.06	(6.71)
Less Distributions to Shareholders from:
Net investment income	—	—	—	(0.01)	—
Net Asset Value, End of Year	$14.83	$13.25	$12.21	$9.87	$9.82
Total Return[1]	11.92%	8.52%	23.71%	0.66%	(40.56)%
Ratio of net expenses to average net assets	1.99%	1.99%	1.99%	1.99%	1.99%
Ratio of net investment loss to average net assets[1]	(0.40)%	(0.82)%	(0.53)%	(0.31)%	(0.09)%
Portfolio turnover	36%	40%	81%	147%	136%
Net assets at end of year (000’s omitted)	$2,826	$2,811	$3,095	$4,513	$6,693

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.14%	2.11%	2.19%	2.18%	2.03%
Ratio of net investment loss to average net assets	(0.55)%	(0.94)%	(0.73)%	(0.50)%	(0.13)%

36

Managers AMG FQ Tax-Managed U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Institutional Class	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$13.58	$12.43	$9.98	$9.99	$16.80
Income from Investment Operations:
Net investment income	0.09 [3,11]	0.02 [3]	0.05 [3]	0.07	0.13
Net realized and unrealized gain (loss) on investments	1.67 [3]	1.19 [3]	2.43 [3]	0.07	(6.87)
Total from investment operations	1.76	1.21	2.48	0.14	(6.74)
Less Distributions to Shareholders from:
Net investment income	(0.01)	(0.06)	(0.03)	(0.15)	(0.07)
Net Asset Value, End of Year	$15.33	$13.58	$12.43	$9.98	$9.99
Total Return[1]	13.00%	9.70%	24.92%	1.65%	(40.26)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets[1]	0.60%	0.18%	0.45%	0.69%	0.92%
Portfolio turnover	36%	40%	81%	147%	136%
Net assets at end of year (000’s omitted)	$36,884	$35,741	$39,420	$39,366	$48,882

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.14%	1.11%	1.19%	1.18%	1.03%
Ratio of net investment income to average net assets	0.45%	0.06%	0.25%	0.50%	0.88%

37

Managers AMG FQ U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Class A	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$11.30	$10.29	$8.93	$8.63	$15.43
Income from Investment Operations:
Net investment income	0.22 [3]	0.09 [3]	0.10	0.11	0.09
Net realized and unrealized gain (loss) on investments	1.07 [3]	1.01 [3]	1.37	0.32	(5.14)
Total from investment operations	1.29	1.10	1.47	0.43	(5.05)
Less Distributions to Shareholders from:
Net investment income	(0.30)	(0.09)	(0.11)	(0.13)	(0.14)
Net realized gain on investments	—	—	—	—	(1.61)
Total distributions to shareholders	(0.30)	(0.09)	(0.11)	(0.13)	(1.75)
Net Asset Value, End of Year	$12.29	$11.30	$10.29	$8.93	$8.63
Total Return[1]	11.50%	10.72%	16.57%	5.21%	(36.64)%
Ratio of net expenses to average net assets	1.04%	1.04%[5]	1.04%	1.04%	1.04%
Ratio of net investment income to average net assets[1]	1.84%	0.83%[5]	0.98%	1.35%	1.07%
Portfolio turnover	132%	138%	117%	151%	227%
Net assets at end of year (000’s omitted)	$12,764	$12,966	$18,755	$18,588	$22,966

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.15%	1.13%	1.15%	1.29%	1.16%
Ratio of net investment income to average net assets	1.73%	0.74%	0.87%	1.10%	0.95%

	For the fiscal year ended October 31,
Class C	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$11.20	$10.20	$8.83	$8.52	$15.27
Income from Investment Operations:
Net investment income	0.13 [3]	0.01 [3]	0.07	0.06	0.04
Net realized and unrealized gain (loss) on investments	1.06 [3]	1.00 [3]	1.32	0.31	(5.13)
Total from investment operations	1.19	1.01	1.39	0.37	(5.09)
Less Distributions to Shareholders from:
Net investment income	(0.11)	(0.01)	(0.02)	(0.06)	(0.05)
Net realized gain on investments	—	—	—	—	(1.61)
Total distributions to shareholders	(0.11)	(0.01)	(0.02)	(0.06)	(1.66)
Net Asset Value, End of Year	$12.28	$11.20	$10.20	$8.83	$8.52
Total Return[1]	10.67%	9.94%	15.75%	4.42%	(37.12)%
Ratio of net expenses to average net assets	1.79%	1.79%[5]	1.79%	1.79%	1.79%
Ratio of net investment income to average net assets[1]	1.09%	0.08%[5]	0.24%	0.67%	0.37%
Portfolio turnover	132%	138%	117%	151%	227%
Net assets at end of year (000’s omitted)	$540	$520	$742	$840	$1,158

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.90%	1.88%	1.90%	2.04%	1.91%
Ratio of net investment income (loss) to average net assets	0.98%	(0.01)%	0.13%	0.42%	0.25%

38

Managers AMG FQ U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Institutional Class	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$11.38	$10.35	$8.99	$8.68	$15.49
Income from Investment Operations:
Net investment income	0.25 [3]	0.12 [3]	0.13	0.14	0.19
Net realized and unrealized gain (loss) on investments	1.07 [3]	1.03 [3]	1.37	0.32	(5.23)
Total from investment operations	1.32	1.15	1.50	0.46	(5.04)
Less Distributions to Shareholders from:
Net investment income	(0.36)	(0.12)	(0.14)	(0.15)	(0.16)
Net realized gain on investments	—	—	—	—	(1.61)
Total distributions to shareholders	(0.36)	(0.12)	(0.14)	(0.15)	(1.77)
Net Asset Value, End of Year	$12.34	$11.38	$10.35	$8.99	$8.68
Total Return[1]	11.78%	11.12%	16.75%	5.56%	(36.43)%
Ratio of net expenses to average net assets	0.79%	0.79%[5]	0.79%	0.79%	0.79%
Ratio of net investment income to average net assets[1]	2.09%	1.08%[5]	1.22%	1.58%	1.36%
Portfolio turnover	132%	138%	117%	151%	227%
Net assets at end of year (000’s omitted)	$34,231	$33,250	$32,309	$31,175	$35,135

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.90%	0.88%	0.90%	1.04%	0.91%
Ratio of net investment income to average net assets	1.98%	0.99%	1.11%	1.33%	1.24%

39

Managers AMG FQ Global Alternatives Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,
Class A	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$9.30	$10.24	$9.96	$11.00	$9.94
Income from Investment Operations:
Net investment income (loss)[3]	(0.12)	(0.14)	(0.14)	(0.09)	0.04
Net realized and unrealized gain (loss) on investments[3]	(0.01)	(0.80)	0.42	(0.27)	1.15
Total from investment operations	(0.13)	(0.94)	0.28	(0.36)	1.19
Less Distributions to Shareholders from:
Net investment income	—	—	—	(0.68)[6]	(0.03)
Net realized gain on investments	—	—	—	—	(0.10)
Total distributions to shareholders	—	—	—	(0.68)	(0.13)
Net Asset Value, End of Year	$9.17	$9.30	$10.24	$9.96	$11.00
Total Return[1]	(1.40)%	(9.18)%[4]	2.81%[4]	(3.15)%	12.17%[4]
Ratio of net expenses to average net assets	1.92%	1.92%[7]	1.91%	2.00%	2.26%
Ratio of net investment income (loss) to average net assets[1]	(1.35)%	(1.47)%[7]	(1.39)%	(0.88)%	0.36%
Portfolio turnover	—	12%	17%	77%	133%
Net assets at end of year (000’s omitted)	$237,013	$362,659	$518,118	$206,153	$89,232

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.65%	2.58%	2.55%	2.44%	2.45%
Ratio of net investment income (loss) to average net assets	(2.08)%	(2.13)%	(2.03)%	(1.32)%	0.17%

	For the fiscal year ended October 31,
Class C	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$9.02	$9.98	$9.77	$10.81	$9.82
Income from Investment Operations:
Net investment loss[3]	(0.17)	(0.19)	(0.20)	(0.16)	(0.04)
Net realized and unrealized gain (loss) on investments[3]	(0.01)	(0.77)	0.41	(0.26)	1.13
Total from investment operations	(0.18)	(0.96)	0.21	(0.42)	1.09
Less Distributions to Shareholders from:
Net investment income	—	—	—	(0.62)[6]	(0.01)
Net realized gain on investments	—	—	—	—	(0.09)
Total distributions to shareholders	—	—	—	(0.62)	(0.10)
Net Asset Value, End of Year	$8.84	$9.02	$9.98	$9.77	$10.81
Total Return[1]	(2.00)%	(9.62)%	2.15%	(3.86)%	11.31%[4]
Ratio of net expenses to average net assets	2.47%	2.48%[7]	2.51%	2.75%	3.02%
Ratio of net investment loss to average net assets[1]	(1.90)%	(2.03)%[7]	(2.00)%	(1.68)%	(0.38)%
Portfolio turnover	—	12%	17%	77%	133%
Net assets at end of year (000’s omitted)	$15,623	$27,611	$45,664	$30,067	$12,128

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	3.20%	3.14%	3.14%	3.19%	3.21%
Ratio of net investment loss to average net assets	(2.63)%	(2.69)%	(2.63)%	(2.12)%	(0.57)%

40

Managers AMG FQ Global Alternatives Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal period ended October 31, 2010#
Service Class	2012	2011
Net Asset Value, Beginning of Period	$9.36	$10.27	$9.97
Income from Investment Operations:
Net investment loss[3]	(0.10)	(0.11)	(0.10)
Net realized and unrealized gain (loss) on investments[3]	(0.01)	(0.80)	0.40
Total from investment operations	(0.11)	(0.91)	0.30
Net Asset Value, End of Period	$9.25	$9.36	$10.27
Total Return[1]	(1.18)%	(8.86)%	3.01%[9]
Ratio of net expenses to average net assets	1.62%	1.63%[7]	1.70%[10]
Ratio of net investment loss to average net assets[1]	(1.05)%	(1.18)%[7]	(1.17)%[10]
Portfolio turnover	—	12%	17%[9]
Net assets at end of period (000’s omitted)	$44,587	$43,870	$18,049

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.35%	2.29%	2.36%[10]
Ratio of net investment loss to average net assets	(1.78)%	(1.84)%	(1.83)%[10]

	For the fiscal year ended October 31,		For the fiscal period ended October 31, 2010#
Institutional Class	2012	2011
Net Asset Value, Beginning of Period	$9.38	$10.28	$9.97
Income from Investment Operations:
Net investment loss[3]	(0.08)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments[3]	(0.02)	(0.80)	0.39
Total from investment operations	(0.10)	(0.90)	0.31
Net Asset Value, End of Period	$9.28	$9.38	$10.28
Total Return[1]	(1.07)%	(8.75)%[4]	3.11%[4,9]
Ratio of net expenses to average net assets	1.47%	1.48%[7]	1.48%[10]
Ratio of net investment loss to average net assets[1]	(0.90)%	(1.03)%[7]	(0.95)%[10]
Portfolio turnover	—	12%	17%[9]
Net assets at end of period (000’s omitted)	$24,242	$31,045	$25,856

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.20%	2.14%	2.14%[10]
Ratio of net investment loss to average net assets	(1.63)%	(1.69)%	(1.61)%[10]

41

Managers AMG FQ Global Essentials Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal period ended October 31, 2010*
Investor Class	2012	2011
Net Asset Value, Beginning of Period	$12.80	$12.73	$11.36
Income from Investment Operations:
Net investment income (loss)[3]	(0.04)	0.01	(0.07)
Net realized and unrealized gain on investments[3]	1.11	0.62	1.44
Total from investment operations	1.07	0.63	1.37
Less Distributions to Shareholders from:
Net investment income	(0.51)[8]	(0.56)[8]	—
Net Asset Value, End of Period	$13.36	$12.80	$12.73
Total Return[1]	8.67%[4]	5.23%[4]	12.06%[4,9]
Ratio of net expenses to average net assets	1.44%	1.47%	1.46%[10]
Ratio of net investment income (loss) to average net assets[1]	(0.32)%	0.06%	(0.72)%[10]
Portfolio turnover	43%	80%	127%[9]
Net assets at end of period (000’s omitted)	$13,043	$7,824	$6,517

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.50%	1.49%	1.54%[10]
Ratio of net investment income (loss) to average net assets	(0.38)%	0.04%	(0.80)%[10]

	For the fiscal year ended October 31,		For the fiscal period ended October 31, 2010*
Service Class	2012	2011
Net Asset Value, Beginning of Period	$12.86	$12.77	$11.36
Income from Investment Operations:
Net investment income (loss)[3]	(0.02)	0.03	(0.04)
Net realized and unrealized gain on investments[3]	1.15	0.62	1.45
Total from investment operations	1.13	0.65	1.41
Less Distributions to Shareholders from:
Net investment income	(0.55)[8]	(0.56)[8]	—
Net Asset Value, End of Period	$13.44	$12.86	$12.77
Total Return[1]	9.11%	5.44%	12.41%[9]
Ratio of net expenses to average net assets	0.99%	1.15%	1.17%[10]
Ratio of net investment income (loss) to average net assets[1]	(0.14)%	0.24%	(0.43)%[10]
Portfolio turnover	43%	80%	127%[9]
Net assets at end of period (000’s omitted)	$11,738	$1,103	$217

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.08%	1.17%	1.25%[10]
Ratio of net investment income (loss) to average net assets	(0.23)%	0.22%	(0.51)%[10]

42

Managers AMG FQ Global Essentials Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,
Institutional Class	2012	2011	2010**	2009	2008
Net Asset Value, Beginning of Year	$12.88	$12.77	$11.16	$9.82	$16.49
Income from Investment Operations:
Net investment income (loss)[3]	0.03	0.08	(0.01)	0.47	0.45
Net realized and unrealized gain (loss) on investments[3]	1.12	0.61	1.72	1.35	(6.65)
Total from investment operations	1.15	0.69	1.71	1.82	(6.20)
Less Distributions to Shareholders from:
Net investment income	(0.56)[8]	(0.58)[8]	(0.10)	(0.48)	(0.47)
Net Asset Value, End of Year	$13.47	$12.88	$12.77	$11.16	$9.82
Total Return[1]	9.29%	5.70%[4]	15.41%[4,10]	19.67%	(38.66)%
Ratio of net expenses to average net assets	0.94%	0.97%	0.97%	0.92%	0.80%
Ratio of net investment income (loss) to average net assets[1]	0.20%	0.64%	(0.09)%	4.82%	3.18%
Portfolio turnover	43%	80%	127%	213%	143%
Net assets at end of year (000’s omitted)	$99,173	$86,935	$93,903	$80,584	$78,339

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.00%	0.99%	1.05%	1.17%	1.08%
Ratio of net investment income (loss) to average net assets	0.14%	0.62%	(0.17)%	4.57%	2.90%

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Fund previously presented in this report.

#	Commencement of operations was on January 1, 2010.
*	Investor Class and Service Class shares commenced operations on January 1, 2010.
**	Effective January 1, 2010, existing shares of Managers AMG FQ Global Essentials Fund were reclassified and redesignated as Institutional Class shares.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	The total return is based on the Financial Statement Net Asset Values as shown above.
[5]	Excludes tax expense for the fiscal year ended October 31, 2011, of 0.01%.
[6]

The per share net investment income distribution shown for Class A shares and Class C shares includes $0.67 and $0.61, respectively, of distributions from foreign currency gains. (See Note 1(d) of Notes to Financial Statements.)

[7]	Includes interest expense for the fiscal year ended October 31, 2011 of 0.01%.
[8]

The per share income distribution shown for the Institutional, Service, and Investor Class shares represents income derived primarily from foreign currency gains. (See Note 1)(d) of Notes to Financial Statements.)

[9]	Not annualized.
[10]	Annualized.
[11]

Includes non-recurring dividends. Without this dividend, net investment income per class would have been $0.01, $(0.10), and $0.05 for Managers AMG FQ Tax-Managed U.S. Equity Fund’s Class A, Class C and Institutional Class Shares, respectively.

43

Notes to Financial Statements

October 31, 2012

1. Summary of Significant Accounting Policies

Managers Trust I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are: Managers AMG FQ Tax-Managed U.S. Equity Fund (“Tax-Managed”), Managers AMG FQ U.S. Equity Fund (“U.S. Equity”), Managers AMG FQ Global Alternatives Fund (“Global Alternatives”) and Managers AMG FQ Global Essentials Fund (“Global Essentials”), each a “Fund” and collectively the “Funds.”

Global Essentials offers three classes of shares, Investor, Service and Institutional, while Global Alternatives offers four classes of shares, Class A, Class C, Service and Institutional, each offering varying levels of shareholder servicing and or 12b-1 fees.

Each Fund except Global Essentials offers Class A and Class C shares. Sales of Class A shares may be subject to a front-end sales charge of up to 5.75%. Redemptions of Class A and Class C shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at the time of sale, whichever is less). Each Fund offers Institutional Class shares, available with no sales charge, to certain institutional investors and qualifying individual investors. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that each Fund might reasonably expect to receive from a current sale of that investment in an arm’s-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; (iii) the value of comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers; and (iv) other factors, such as future cash flows, interest rates, yield curves, volatilities, credit risks and/or default rates. The Board will be presented with a quarterly report comparing fair values determined by the Pricing Committee against subsequent market valuations for those securities. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before each Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which each Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV.

44

Notes to Financial Statements (continued)

Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to each Fund’s fair value procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, option contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Funds have a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended October 31, 2012, custodian expense was not reduced.

Overdrafts will cause a reduction of any balance credits, computed at 2% above the effective Federal funds rate on the day of the overdraft. For the fiscal year ended October 31, 2012, overdraft fees for Tax-Managed, U.S. Equity and Global Alternatives, equaled $9, $24 and $4, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended October 31, 2012, the transfer agent for Tax-Managed, U.S. Equity, Global Alternatives and Global Essentials was reduced by $16, $18, $163 and $40, respectively.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Liquid Assets Money Market Fund, Capital Shares. For the fiscal year ended October 31, 2012, the management fee for Global Alternatives and Global Essentials was reduced by $105,396 and $15,051, respectively.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

d. Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid quarterly for U.S. Equity and annually for Tax-Managed, Global Alternatives and Global Essentials.

Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Dividends

45

Notes to Financial Statements (continued)

and distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITs, equalization accounting for tax purposes, foreign currency, options, futures, and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 were as follows:

	Tax-Managed		U.S. Equity		Global Alternatives		Global Essentials
	2012	2011	2012	2011	2012	2011	2012	2011
Distributions paid from:
Ordinary income	$35,481	$175,189	$1,357,101	$512,079	$—	$—	$4,289,658	$4,527,841
Short-term capital gains	—	—	—	—	—	—	—	—
Long-term capital gains	—	—	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—	—	—

Totals	$35,481	$175,189	$1,357,101	$512,079	$—	$—	$4,289,658	$4,527,841

As of October 31, 2012, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Tax-Managed	U.S. Equity	Global Alternatives	Global Essentials
Capital loss carryforward	$23,993,574	$13,174,917	$924,849	$20,662,993
Undistributed ordinary income	217,099	27,957	3,491,328	3,945,372
Undistributed short-term capital gains	—	—	—	—
Undistributed long-term capital gains	—	—	—	—
Post-October loss deferral	—	—	—	—

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of October 31, 2012, and for all open tax years, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), post-enactment capital losses may be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

f. Capital Loss Carryovers and Deferrals

As of October 31, 2012, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. The amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

Fund	Capital Loss Carryover Amounts		Expires
	Short-Term	Long-Term	October 31,
Tax-Managed
(Pre-Enactment)	$22,952,492	—	2017
(Pre-Enactment)	1,041,082	—	2016

	$23,993,574	—

U.S. Equity
(Pre-Enactment)	$13,174,917	—	2017

Global Alternatives
(Post-Enactment)	$924,849	—	Unlimited

Global Essentials
(Pre-Enactment)	$19,442,096	—	2017
(Pre-Enactment)	1,220,897	—	2016

	$20,662,993	—

46

Notes to Financial Statements (continued)

For the fiscal year ended October 31, 2012, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized
	Short-Term	Long-Term
Tax-Managed	$4,837,628	—
U.S. Equity	1,801,439	—
Global Alternatives	—	—
Global Essentials	4,091,722	—
g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

For the fiscal years ended October 31, 2012 and October 31, 2011, the capital stock transactions by class for the Tax-Managed, U.S. Equity, Global Alternative and Global Essentials were as follows:

	Tax-Managed				U.S. Equity
	October 31, 2012		October 31, 2011		October 31, 2012		October 31, 2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A:
Proceeds from sale of shares	21,148	$310,469	9,926	$133,378	190,613	$2,282,623	194,449	$2,156,701
Reinvestment of distributions	—	—	205	2,755	26,473	313,035	14,495	157,418
Cost of shares repurchased	(48,036)	(704,809)	(116,450)	(1,577,937)	(325,419)	(3,868,906)	(885,421)	(10,198,448)

Net decrease	(26,888)	$(394,340)	(106,319)	$(1,441,804)	(108,333)	$(1,273,248)	(676,477)	$(7,884,329)

Class C:
Proceeds from sale of shares	13,176	$190,299	27,555	$364,730	3,243	$38,876	7,247	$84,049
Reinvestment of distributions	—	—	—	—	393	4,710	69	748
Cost of shares repurchased	(34,820)	(501,589)	(68,969)	(915,731)	(6,088)	(70,627)	(33,680)	(381,556)

Net decrease	(21,644)	$(311,290)	(41,414)	$(551,001)	(2,452)	$(27,041)	(26,364)	$(296,759)

Institutional Class:
Proceeds from sale of shares	137,624	$2,045,870	210,345	$2,832,928	184,680	$2,275,545	196,876	$2,204,354
Reinvestment of distributions	2,456	33,691	12,194	163,040	85,355	1,013,708	31,810	347,361
Cost of shares repurchased	(367,488)	(5,371,737)	(760,632)	(10,475,879)	(416,697)	(5,033,351)	(427,890)	(4,754,812)

Net decrease	(227,408)	$(3,292,176)	(538,093)	$(7,479,911)	(146,662)	$(1,744,098)	(199,204)	$(2,203,097)

47

Notes to Financial Statements (continued)

	Global Alternatives
	October 31, 2012		October 31, 2011
	Shares	Amount	Shares	Amount
Class A:
Proceeds from sale of shares	10,131,589	$92,330,176	34,772,313	$344,907,661
Reinvestment of distributions	—	—	—	—
Cost of shares repurchased	(23,267,270)	(212,509,753)	(46,381,683)	(441,562,835)

Net decrease	(13,135,681)	$(120,179,577)	(11,609,370)	$(96,655,174)

Class C:
Proceeds from sale of shares	129,396	$1,140,044	906,555	$8,852,200
Reinvestment of distributions	—	—	—	—
Cost of shares repurchased	(1,423,883)	(12,575,682)	(2,418,624)	(22,468,584)

Net decrease	(1,294,487)	$(11,435,638)	(1,512,069)	$(13,616,384)

Service Class:
Proceeds from sale of shares	2,639,431	$24,252,794	5,119,566	$50,984,690
Reinvestment of distributions	—	—	—	—
Cost of shares repurchased	(2,507,087)	(23,024,132)	(2,188,777)	(20,888,185)

Net increase	132,344	$1,228,662	2,930,789	$30,096,505

Institutional Class:
Proceeds from sale of shares	1,161,768	$10,685,136	4,944,845	$48,944,094
Reinvestment of distributions	—	—	—	—
Cost of shares repurchased	(1,861,276)	(17,159,089)	(4,149,314)	(38,409,354)

Net increase (decrease)	(699,508)	$(6,473,953)	795,531	$10,534,740

	Global Essentials
	October 31, 2012		October 31, 2011
	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	868,385	$11,244,318	738,481	$9,210,561
Reinvestment of distributions	33,898	422,712	26,580	318,163
Cost of shares repurchased	(537,581)	(7,033,497)	(665,456)	(8,191,276)

Net increase	364,702	$4,633,533	99,605	$1,337,448

Service Class:
Proceeds from sale of shares	837,694	$11,034,532	68,839	$863,691
Reinvestment of distributions	4,611	57,632	838	10,058
Cost of shares repurchased	(54,718)	(716,094)	(870)	(10,696)

Net increase	787,587	$10,376,070	68,807	$863,053

Institutional Class:
Proceeds from sale of shares	1,622,529	$21,209,227	701,009	$8,771,959
Reinvestment of distributions	298,927	3,739,575	343,716	4,124,590
Cost of shares repurchased	(1,306,146)	(17,165,932)	(1,647,069)	(20,390,344)

Net increase (decrease)	615,310	$7,782,870	(602,344)	$(7,493,795)

At October 31, 2012, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the following Funds: Tax-Managed – two collectively own 34%; U.S. Equity – one collectively owns 25%; Global Alternatives – one collectively owns 16% and Global Essentials – one collectively owns 12%. Transactions by these shareholders may have a material impact on the respective Funds.

h. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement

48

Notes to Financial Statements (continued)

date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

i. Foreign Securities

Certain Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Funds would pay such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

2. Agreements and Transactions with Affiliates

For each of the Funds, the Trust has entered into an Investment Management Agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects subadvisors for the Funds (subject to Board approval) and monitors the subadvisor’s investment performance, security holdings and investment strategies. The Funds’ investment portfolios are managed by First Quadrant, L.P. (“First Quadrant” or the “Subadvisor”), which serves pursuant to a subadvisory agreement between the Investment Manager and First Quadrant with respect to each of the Funds. AMG indirectly owns a majority interest in First Quadrant.

Tax-Managed is obligated by the Investment Management Agreement to pay a management fee to the Investment Manager at the annual rate of 0.85% of the average daily net assets of the Fund. Under the Investment Management Agreement with the Tax-Managed Fund, the Investment Manager provides a variety of administrative services to the Fund. The Investment Manager receives no additional compensation from the Fund for these services. Pursuant to a reimbursement agreement between the Investment Manager and First Quadrant, First Quadrant reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Fund.

U.S. Equity, Global Alternatives and Global Essentials are obligated by the Investment Management Agreement to pay a management fee to the Investment Manager at the annual rate of 0.35%, 1.70% and 0.60%, respectively, of the average daily net assets of the applicable Fund. The Investment Manager, in turn, pays a portion of this fee to First Quadrant for its services as subadvisor.

The Investment Manager has contractually agreed, through at least March 1, 2013, to waive fees and pay or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees and distribution and service (12b-1) fees, brokerage commissions, and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Tax-Managed, U.S. Equity and Global Alternatives to 0.99%, 0.79% and 1.49%, respectively, of each Fund’s average daily net assets.

Effective July 1, 2012, Managers Investment Group LLC has contractually agreed until at least March 1, 2014, to limit the Global Essentials Fund’s total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.89% of average daily net assets. Immediately prior to July 1, 2012, the Fund had a contractual expense limitation of 0.99%.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed that Fund’s respective expense cap. For the fiscal year ended October 31, 2012, each Fund’s components of reimbursement are detailed in the following chart:

	Tax- Managed	U.S. Equity	Global Alternatives	Global Essentials
Reimbursement Available - 10/31/11	$253,212	$196,154	$7,076,070	$78,389
Additional Reimbursements	61,737	50,382	2,639,749	49,509
Expired Reimbursements	(101,951)	(92,834)	(797,699)	(4,809)

Reimbursement Available - 10/31/12	$212,998	$153,702	$8,918,120	$123,089

The aggregate annual retainer paid to each Independent Trustee of the Board is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. The Trustees’ fees and expenses are allocated among all of the funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such funds. The “Trustees fees and expenses” shown in the financial statements represents the Funds’ allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services

49

Notes to Financial Statements (continued)

pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust adopted a distribution and service plan (the “Plan”) with respect to the Class A, Class C and Investor Class shares in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Class A and Investor Class shares and 1.00% annually of each Fund’s average daily net assets attributable to Class C shares.

The Plan further provides for periodic payments by the Trust or MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by the Class A, Class C, Investor or Service Class shares of a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended October 31, 2012, the following Funds either borrowed from or lent to other Managers Funds: Tax Managed borrowed $1,032,942 for 5 days paying interest of $125 and US Equity borrowed varying amounts not exceeding $752,561 for 7 days paying interest of $145. The interest paid is included in the Statement of Operations as miscellaneous expense. For the same period, Global Alternatives lent varying amounts not exceeding $17,705,779 for 17 days earning interest of $2,799 and Global Essentials lent varying amounts not exceeding $6,292,237 for 14 days earning interest of $1,174. The interest amounts can be found in the Statement of Operations in interest income. For the fiscal year ended October 31, 2012, the Funds had no loans outstanding.

3. Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended October 31, 2012, were as follows:

	Long-Term Securities		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Tax-Managed	$15,068,052	$19,253,096	n/a	n/a
U.S. Equity	62,682,691	66,140,064	n/a	n/a
Global Alternatives	—	38,207,243	$115,652,273	$115,690,000
Global Essentials	45,449,960	23,503,604	17,992,493	18,000,000

4. Portfolio Securities Loaned

The Funds participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, each Fund is indemnified for such losses by BNYM. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, formerly the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

5. Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience the Funds have not had prior claims or losses and expect the risks of material loss to be remote.

50

Notes to Financial Statements (continued)

6. Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7. Derivative Instruments

The following disclosures contain information on how and why the Funds use derivative instruments, the credit risk and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to the Schedules of Portfolio Investments. For the fiscal year ended October 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	FQ U.S. Equity	FQ Global Alternatives Fund	FQ Global Essentials Fund
Financial futures contracts:
Average number of contracts purchased	2	3,062	1,135
Average number of contracts sold	—	5,030	—
Average notional value of contracts purchased	$134,650	$458,597,034	$138,332,154
Average notional value of contracts sold	—	$547,226,748	—
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased/sold	—	96	—
Average US dollar amounts purchased/sold	—	$1,845,260,437	—
Options:
Average number of option contracts purchased	158	—	—
Average number of option contracts written	346	—	—
Average notional value of option contracts purchased	$32,585	—	—
Average notional value of option contracts written	$198,660	—	—

8. Forward Foreign Currency Contracts

During the fiscal year ended October 31, 2012, Global Alternatives invested in forward foreign currency contracts to facilitate transactions in foreign securities and to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities.

A forward foreign currency contract is an agreement between a fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on the settlement date.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

9. Futures Contracts

U.S. Equity entered into equity index futures contracts with the objective of maintaining exposure to equity stock markets while maintaining liquidity. Global Essentials and Global Alternatives entered into futures contracts, including futures contracts on global equity and fixed-income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices). The Funds purchased or sold futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or a Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. For OTC futures, daily valuation margin is not required. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

10. Options

For the fiscal year ended October 31, 2012, U.S. Equity entered into over-the-counter transactions involving interest rate caps and floors, or purchased and written (sold) options to enter into such contracts, in order to manage its exposure to credit, currency, equity, interest rate and inflation risk.

A written option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call

51

Notes to Financial Statements (continued)

option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is recognized as realized gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

11. Exchange Traded Notes

Global Essentials invests in Exchange Traded Notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. There are no periodic interest payments, and principal is not protected. The Fund could lose some or all of the amount invested. The price in the secondary market is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. At maturity, the issuer pays the Fund a return linked to the performance of the market index, such as a commodity index, to which the ETN is linked, minus the issuer’s fee. ETNs are subject to the risk of a breakdown in the futures markets that they use. As a means to obtain commodity exposure, the Fund invests in ETNs linked to commodity indices. The Fund may be exposed to a wide variety of commodity sectors, including, without limitation, agriculture, livestock, base/industrial metals, oil, energy and precious metals. Commodity prices, and the value of stocks of companies exposed to commodities, can be extremely volatile and are affected by a wide range of factors.

12. Market, Credit and Counterparty Risks

In the normal course of business, Global Alternatives and Global Essentials invests in securities and enter into transactions where risks exist due to market fluctuations and are exposed to credit risk with parties with whom it trades (issuers or counterparties). Market prices of investments held by the Funds may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The Fund may be exposed to credit or counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default or not perform under the contract. The Fund minimizes credit risk and counterparty risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

The Funds are subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of the ISDA Master Agreement, which requires accelerated settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

13. New Accounting Pronouncements

In December 2011, the Financial Account Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011- 11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards (“IFRS”). The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

14. Subsequent Events

Effective November 30, 2012, Class A Shares of the Funds will no longer be available for purchase, Class A Shares will no longer charge a front-end sales load and will be renamed to Investor Class Shares. After the close of business on November 30, 2012, the Funds will begin offering Investor Class Shares for purchase.

Class C Shares of the Funds will close to all new investors and will no longer be available for purchase by existing shareholders. At the close of business on November 30, 2012, all outstanding Class C Shares of the Funds will automatically convert to a number of full and/or fractional Investor Class Shares equal in value to the shareholder’s Class C Shares of each Fund.

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

52

Notes to Financial Statements (continued)

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2011/2012 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the calendar year.

Pursuant to section 852 of the Internal Revenue Code, Managers AMG FQ Tax-Managed, Managers AMG FQ U.S. Equity, Managers

AMG FQ Global Alternatives and Managers AMG FQ Global Essentials hereby designate $0, $0, $0 and $0, respectively, as a capital gain distribution with respect to the taxable fiscal year ended October 31, 2012, or if subsequently determined to be different, the net capital gains of such fiscal year.

53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Trust I and the Shareholders of Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Global Alternatives Fund and Managers AMG Global Essentials Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Global Alternatives Fund, and Managers AMG FQ Global Essentials Fund (the “Funds”) at October 31, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 27, 2012

54

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Bruce B. Bingham, 12/01/48 • Trustee since 2012 • Oversees 38 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm)(1987-Present).
William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 38 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).
Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 38 Funds in Fund Complex	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).
John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

55

Annual Renewal of Investment Advisory and Sub-Advisory Agreements

On June 21-22, 2012, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of the Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ Global Alternatives Fund and Managers AMG FQ Global Essentials Fund (each a “Fund”) and the Subadvisory Agreement with respect to each Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each a “Peer Group”), performance information for the relevant benchmark index for each Fund (each a “Fund Benchmark”) and, with respect to the Subadvisor, comparative performance information for an appropriate peer group of managed accounts, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 21-22, 2012, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Funds and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadvisor of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain contractual expense limitations for the Funds. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadvisor’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadvisor with portfolio management responsibility for the Funds, including the information set forth in each Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance program. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under each Subadvisory Agreement. The Trustees also considered the Subadvisor’s risk management processes.

Performance.

With respect to the Managers AMG FQ U.S. Equity Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2012 was above, above, below and above, respectively, the median performance of the Peer Group and above, below, below and above, respectively, the performance of the Fund Benchmark, the Russell 3000® Index. The Trustees took into account management’s discussion of the Fund’s improved more recent performance, noting that the Fund performed in the top quintile relative to the Peer Group for the 1-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of all factors considered.

With respect to the Managers AMG FQ Tax-Managed U.S. Equity Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2012 was above, above, below and above, respectively, the median performance of the Peer Group and above, above, below and above, respectively, the performance of the Fund Benchmark, the Russell 3000® Index. The Trustees also took into account management’s

56

Annual Renewal of Investment Advisory and Sub-Advisory Agreements (continued)

discussion of the Fund’s performance, including the Fund’s improved more recent performance. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of all factors considered.

With respect to the Managers AMG FQ Global Alternatives Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Class A shares for the 1-year, 3-year and 5-year periods ended March 31, 2012 was below, below and above, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the Citigroup 1-Month Treasury Bill Index. The Trustees took into account management’s discussion of the Fund’s performance. The Trustees also took into account the impact of the Fund’s strategy on performance over the last 12 months. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of all factors considered.

With respect to the Managers AMG FQ Global Essentials Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2012 was above, above, below and below, respectively, the median performance of the Peer Group and above the performance of the Fund Benchmark, a Composite Index (60% MSCI World Index and 40% Citigroup World Government Bond Index (Hedged)). The Trustees took into account management’s discussion of the Fund’s more recent performance, including the fact that the Fund had strong performance relative to the Fund Benchmark during the past year. The Trustees further noted that First Quadrant, L.P. has been the sole Subadvisor to the Fund since 2009, during which time the Subadvisor has performed in the top decile relative to the Peer Group. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of all factors considered.

As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the Subadvisor’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund as compared to the Subadvisor’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results and portfolio composition as well as the Subadvisor’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

Advisory and Sub-Advisory Fees and Profitability.

In considering the reasonableness of the advisory fee payable to the Investment Manager and the subadvisory fee payable by the Investment Manager to the Subadvisor, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees noted that the Investment Manager and the Subadvisor are affiliated and that, in the case of the Managers AMG FQ Tax-Managed U.S. Equity Fund and the Managers AMG FQ U.S. Equity Fund, the Investment Manager pays the Subadvisor a subadvisory fee that is equal to the advisory fee that it receives from the Fund. The Trustees also noted management’s discussion of the current asset levels of the Funds, including the effect on assets attributable to the economic and market conditions since 2008, and considered the impact on profitability of the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with the Funds, the Trustees noted the current asset level of the Funds and the undertaking by the Investment Manager to maintain contractual expense limitations for the Funds. The Board also took into account management’s discussion of the current advisory fee structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadvisor, the Trustees reviewed information provided by the Subadvisor regarding the cost of providing subadvisory services to each of the Funds and the resulting profitability to the Subadvisor from these relationships and noted that, because the Subadvisor is an affiliate of the Investment Manager, such profitability might be directly or indirectly shared by the Investment Manager.

In considering the cost of services to be provided by the Subadvisor under the Subadvisory Agreements and the profitability to the Subadvisor of its relationship with the Funds, the Trustees noted the current asset level of each Fund and the undertaking by the Investment Manager to

57

Annual Renewal of Investment Advisory and Sub-Advisory Agreements (continued)

maintain contractual expense limitations for the Funds. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. As a consequence, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with each Fund were not material factors in the Trustees’ deliberations at this time. For similar reasons, the Trustees did not consider potential economies of scale in the management of the Funds by the Subadvisor to be a material factor in their considerations at this time.

With respect to the Managers AMG FQ U.S. Equity Fund, the Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2012 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2013, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.79%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees, including subadvisory fees, are reasonable. With respect to the Managers AMG FQ Tax-Managed U.S. Equity Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/ reimbursements) as of March 31, 2012 were higher than and equal to, respectively, the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2013, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.99%. The Board also took into account management’s discussion of the Fund’s expenses and the current size of the Fund. The Board also considered the differences in the Fund’s investment strategy relative to its Peer Group. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees, including subadvisory fees, are reasonable.

With respect to the Managers AMG FQ Global Alternatives Fund, the Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2012 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through at least March 1, 2013, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.49%. The Trustees took into account management’s discussion of the Fund’s expenses and distinct investment strategy. The Trustees concluded that, in light of the nature, extent and quality of the services to be provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees, including subadvisory fees, are reasonable.

With respect to the Managers AMG FQ Global Essentials Fund, the Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2012 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed to lower the Fund’s contractual expense limitation from 0.99% to 0.89% of the Fund’s net annual operating expenses (subject to certain excluded expenses) effective July 1, 2012 through at least March 1, 2014. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees, including subadvisory fees, are reasonable.

****

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management and Subadvisory Agreements: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadvisor has the resources to perform its duties under the Subadvisory Agreements and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 21-22, 2012, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreements (as applicable) for each Fund.

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Subadvisor

First Quadrant, L.P.

800 E. Colorado Boulevard, Suite 900

Pasadena, CA 91101

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For ManagersChoice™ Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS
CADENCE CAPITAL APPRECIATION	REAL ESTATE SECURITIES	CHICAGO EQUITY PARTNERS BALANCED
CADENCE MID-CAP	Urdang Securities Management, Inc.	Chicago Equity Partners, LLC
CADENCE EMERGING COMPANIES
Cadence Capital Management, LLC	RENAISSANCE LARGE CAP GROWTH	ALTERNATIVE FUNDS
	Renaissance Group LLC	FQ GLOBAL ALTERNATIVES
ESSEX SMALL/MICRO CAP GROWTH		FQ GLOBAL ESSENTIALS
Essex Investment Management Co., LLC	SKYLINE SPECIAL EQUITIES	First Quadrant, L.P.
PORTFOLIO
FQ TAX-MANAGED U.S. EQUITY	Skyline Asset Management, L.P.	INCOME FUNDS
FQ U.S. EQUITY		BOND (MANAGERS)
First Quadrant, L.P.	SPECIAL EQUITY	GLOBAL INCOME OPPORTUNITY
	Ranger Investment Management, L.P.	Loomis, Sayles & Co., L.P.
FRONTIER SMALL CAP GROWTH	Lord, Abbett & Co. LLC
Frontier Capital Management Company, LLC	Smith Asset Management Group, L.P.	BOND (MANAGERS PIMCO)
	Federated MDTA LLC	Pacific Investment Management Co. LLC
GW&K SMALL CAP EQUITY
Gannett Welsh & Kotler, LLC	SYSTEMATIC VALUE	CALIFORNIA INTERMEDIATE TAX-FREE
	SYSTEMATIC MID CAP VALUE	Miller Tabak Asset Management LLC
MICRO-CAP	Systematic Financial Management, L.P.
Lord, Abbett & Co. LLC		GW&K MUNICIPAL BOND
WEDGE Capital Management L.L.P.	TIMESSQUARE MID CAP GROWTH	GW&K FIXED INCOME FUND
Next Century Growth Investors LLC	TIMESSQUARE SMALL CAP GROWTH	GW&K MUNICIPAL ENHANCED YIELD
RBC Global Asset Management (U.S.) Inc.	TSCM GROWTH EQUITY	BOND
	TimesSquare Capital Management, LLC	Gannett Welsh & Kotler, LLC

	TRILOGY GLOBAL EQUITY	HIGH YIELD
	TRILOGY EMERGING MARKETS EQUITY	J.P. Morgan Investment Management LLC
TRILOGY INTERNATIONAL SMALL CAP
	Trilogy Global Advisors, L.P.	INTERMEDIATE DURATION GOVERNMENT
SHORT DURATION GOVERNMENT
	YACKTMAN FUND	Smith Breeden Associates, Inc.
YACKTMAN FOCUSED FUND
Yacktman Asset Management L.P.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

ANNUAL REPORT

Managers Funds

October 31, 2012

Managers Frontier Small Cap Growth Fund

Managers AMG TSCM Growth Equity Fund

Managers Micro-Cap Fund

Managers Real Estate Securities Fund

Managers California Intermediate Tax-Free Fund

AR022-1012

Managers Funds

Annual Report – October 31, 2012

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	4

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers Frontier Small Cap Growth Fund	5

Managers AMG TSCM Growth Equity Fund	11

Managers Micro-Cap Fund	17

Managers Real Estate Securities Fund	25

Managers California Intermediate Tax-Free Fund	30

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	39

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	41
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	43
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	44
Detail of changes in assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	46
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	53
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	62

TRUSTEES AND OFFICERS	63

ANNUAL RENEWAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS	64

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. We believe investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). In this role, we perform many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which we believe gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”) is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary firms also benefits from our activities to monitor the investment, compliance, and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results for the Funds. Following this letter, we also provide the Portfolio Managers’ discussion of their investment management approach, performance results, and market outlook.

Both global equities and bonds posted solid gains for the prior 12 months despite several significant macroeconomic headwinds that have threatened to pull the global economy into another recession. At the start of this period, sentiment improved as investors shrugged off the elevated risk of the European sovereign debt crisis and impending global economic slowdown and risk-based assets generally outperformed during this period. The mood changed, however, heading into the spring months as the spotlight returned to Euro Zone’s debt debacle and Greek elections, which skirted possible disaster when the pro-bailout party won the majority vote. For a short period, investors fled risk-based assets and sought the safety of U.S. Treasuries and other assets perceived as higher quality. This reversed somewhat during the quiet summer months and equity markets moved higher on modestly improving economic fundamentals and lower volatility. The Fed announced additional monetary easing during September which provided a tailwind for equities. Leading into the November elections, risk aversion began to creep back into the global markets amid pessimism that the U.S. debt problems, dubbed the “fiscal cliff,” would threaten to derail economic growth in 2013.

Against this backdrop, the Managers Frontier Small Cap Growth Fund, Managers Micro-Cap Fund, Managers Real Estate Securities Fund, Managers California Intermediate Tax-Free Fund and the Managers AMG TSCM Growth Equity Fund (each a “Fund” and collectively the “Funds”), posted positive absolute returns, as detailed below. Please note that some funds have multiple share classes, and for these funds the performance shown only reflects the share class indicated.

Letter to Shareholders (continued)

Periods Ended 10/31/2012	Six Months	One Year	Three Years	Five Years	Ten Years	Since Inception	Inception Date
Managers Frontier Small Cap Growth Fund
Investor Class	(4.08)%	5.08%	—	—	—	9.26%	1/1/2010
Service Class	(4.01)%	5.29%	12.13%	1.15%	9.46%	5.87%	9/24/1997
Institutional Class	(3.89)%	5.60%	—	—	—	9.73%	1/1/2010
Russell 2000® Growth Index	(0.80)%	9.70%	15.74%	1.41%	9.66%	3.26%

Managers AMG TSCM Growth Equity Fund
Investor Class	(0.31)%	15.70%	—	—	—	11.39%	7/30/2010
Service Class	(0.16)%	15.93%	—	—	—	11.88%	7/30/2010
Institutional Class	(0.08)%	16.26%	—	—	—	11.86%	7/30/2010
Russell 3000® Growth Index	(0.96)%	12.76%	14.24%	1.90%	7.32%	14.95%

Managers Micro-Cap Fund
Service Class	(1.74)%	11.55%	15.20%	0.57%	8.87%	12.32%	6/30/1994
Institutional Class	(1.48)%	11.84%	—	—	—	—	10/1/2011
Russell Microcap® Index	2.07%	16.49%	14.16%	(1.05)%	8.63%

Managers Real Estate Securities Fund	(1.23)%	13.43%	22.09%	3.28%	12.84%	8.64%	12/31/1997
Dow Jones U.S. Select REIT Index	(0.58)%	14.09%	22.03%	1.19%	11.79%
S&P 500 Index	2.16%	15.21%	13.21%	0.36%	6.91%

Managers California Intermediate Tax-Free Fund	2.70%	8.27%	5.97%	4.95%	4.48%	5.30%	11/16/1990
Barclays U.S. Municipal Bond: 5 Year Index	1.82%	5.42%	5.11%	5.65%	4.48%

For the 12 months ended October 31, 2012, Managers Frontier Small Cap Growth Fund Service Class returned 5.3%, compared to 9.7% for the Russell 2000® Growth Index. As a result of Frontier’s bottom up investment approach, the Fund’s underperformance can be primarily attributed to weak stock selection. The Fund’s holdings in the information technology sector detracted the most. These stocks were particularly hurt by the slowdown in Europe, which is a large end market for many U.S. technology companies. Partially offsetting the weak performance from technology stocks was the Fund’s holdings in the financials and industrials sector, which performed the best relative to the benchmark.

For the 12 months ended October 31, 2012, Managers California Intermediate Tax-Free Fund returned 8.3%, compared to 5.4% for the Barclays Capital 5-Year Municipal Bond Index. The Fund’s outperformance can be primarily attributed to the Fund’s longer duration positioning relative to the Index as interest rates generally fell during the year. The Federal Reserve’s highly accommodative interest rate policy during the fiscal year was the main driver of performance as investors continued to pour money into the asset class looking for higher levels of overall income.

For the 12 months ended October 31, 2012, Managers AMG TSCM Growth Equity Fund Institutional Class returned 16.3%, while its benchmark, the Russell 3000® Growth Index, returned 12.8%. The primary driver of the Fund’s outperformance was strong stock selection. Specifically, the Funds stocks in the health care, technology, producer durables, consumer staples, and materials & processing were the best performers. Consumer discretionary and energy stocks lagged the benchmark. The Fund’s sector allocations also had a net positive effect, but it is important to note that the Fund’s sector weights are solely a function of TimesSquare’s bottom-up investment approach.

For the 12 months ended October 31, 2012, the Managers Real Estate Securities Fund returned 13.4%, while the benchmark, the Dow Jones U.S. Select REIT Index, returned 14.1%. Property fundamentals continued to steadily improve during the year, leading to another period of robust absolute returns from this asset class.

Letter to Shareholders (continued)

During this period, the Fund’s modest underperformance was primarily a result of stock selection within self-storage, regional mall and specialty sectors. This was mostly offset by stronger results from stocks in the hotel and office sectors which improved the Fund’s relative performance versus the benchmark.

For the 12 months ended October 31, 2012, the Managers Micro-Cap Fund (Service Class) returned 11.6% compared with 16.5% for its benchmark, the Russell Microcap® Index. Despite delivering solid absolute returns during the year, the Fund underperformed its benchmark. A majority of the underperformance was driven by the Fund’s relative sector selection which is primarily a fallout of the stock selection process for each of the Fund’s subadvisors. Most notably, the Fund’s significant underweight to the financials sector, one of the best performers of the last year, detracted from performance. In addition, the overweight to the underperforming information technology sector was also a detractor to performance. The Fund had mixed stock selection results throughout the year. While there was strength from the Fund’s information technology and energy holdings, these contributions were mitigated by holdings within the consumer discretionary and health care sectors.

The following report covers the one-year period ended October 31, 2012. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

Keitha Kinne

Managing Partner

Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2012	Expense Ratio for the Period	Beginning Account Value 05/01/2012	Ending Account Value 10/31/2012	Expenses Paid During the Period*
Managers Frontier Small Cap Growth Fund
Investor Class Shares
Based on Actual Fund Return	1.55%	$1,000	$959	$7.63
Hypothetical (5% return before expenses)	1.55%	$1,000	$1,017	$7.86
Service Class Shares
Based on Actual Fund Return	1.30%	$1,000	$960	$6.41
Hypothetical (5% return before expenses)	1.30%	$1,000	$1,019	$6.60
Institutional Class Shares
Based on Actual Fund Return	1.05%	$1,000	$961	$5.18
Hypothetical (5% return before expenses)	1.05%	$1,000	$1,020	$5.33
Managers AMG TSCM Growth Equity Fund
Investor Class Shares
Based on Actual Fund Return	1.19%	$1,000	$997	$5.99
Hypothetical (5% return before expenses)	1.19%	$1,000	$1,019	$6.06
Service Class Shares
Based on Actual Fund Return	0.98%	$1,000	$998	$4.90
Hypothetical (5% return before expenses)	0.98%	$1,000	$1,020	$4.96
Institutional Class Shares
Based on Actual Fund Return	0.79%	$1,000	$999	$3.98
Hypothetical (5% return before expenses)	0.79%	$1,000	$1,021	$4.03
Managers Micro-Cap Fund
Service Class Shares
Based on Actual Fund Return	1.43%	$1,000	$983	$7.14
Hypothetical (5% return before expenses)	1.43%	$1,000	$1,018	$7.27
Institutional Class Shares
Based on Actual Fund Return	1.18%	$1,000	$985	$5.90
Hypothetical (5% return before expenses)	1.18%	$1,000	$1,019	$6.00
Managers Real Estate Securities Fund
Based on Actual Fund Return	1.24%	$1,000	$988	$6.21
Hypothetical (5% return before expenses)	1.24%	$1,000	$1,019	$6.31
Managers California Intermediate Tax-Free Fund
Based on Actual Fund Return	0.55%	$1,000	$1,027	$2.80
Hypothetical (5% return before expenses)	0.55%	$1,000	$1,022	$2.80

*   Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Managers Frontier Small Cap Growth Fund

Investment Manager’s Comments

THE PORTFOLIO MANAGER

Frontier Capital Management Co. LLC (“Frontier”) manages client assets in small-, small/mid-, mid- and large-cap U.S. equity strategies. The Managers Frontier Small Cap Growth Fund follows a small-cap growth discipline as Frontier implements its “GARP” investment approach to select attractive small-cap stocks.

Frontier believes:

•	Fundamental research is the cornerstone to adding value

•	Stock prices ultimately are linked to sales and earnings growth

•	Growth must be purchased at a reasonable price

•	Research is a continuous process

Frontier utilizes and draws support from its entire team of 19 investment professionals to identify opportunities and conduct fundamental research. Through fundamental bottom-up research, Frontier seeks long-term capital appreciation by investing in small-capitalization companies that it believes have above-average earnings growth potential and are available at reasonable valuations.

Frontier looks for companies it believes can generate long-term, sustainable earnings, managed by qualified professionals capable of executing a well-conceived strategic plan. Frontier seeks businesses that can generate superior rates of return on capital in excess of their cost of capital over a business cycle due to above-average secular growth prospects or a competitive advantage.

THE YEAR IN REVIEW

For the fiscal year ended October 31, 2012, the Managers Frontier Small Cap Growth Fund (Service Class Shares) (the “Fund”) returned 5.3%, underperforming the Russell 2000® Growth Index, which returned 9.7%.

U.S. equities finished the 12 months ending October 31, 2012 with positive returns across the market cap spectrum, but small caps underperformed relative to large caps. The small-cap Russell 2000® rose 12.1% versus the 15.0% gain of the large-cap Russell 1000®. From a style perspective, the Russell 2000® Growth, up 9.7%, underperformed the Russell 2000® Value Index, up 14.5%.

The fiscal year ended in October amidst election uncertainty, “Fiscal Cliff” concerns, ongoing weak international macroeconomic data, and new worries over corporate earnings. The trend of weak economic growth continued as GDP rose 2.0% in the third quarter, albeit an acceleration from the 1.3% pace of the second quarter. However, the details of the report are not as encouraging as the headline number. Uncertainty over the election and the Fiscal Cliff have made businesses reluctant to expand capital expenditures and hiring. Nonresidential fixed investment fell (1.3)% and exports slid (1.6)%, the first drop since the first quarter of 2009. Economic growth during the third quarter was driven by an unsustainable 9.6% increase in Federal Government outlays and a 2.0% increase in consumer spending. Once again, gains in real disposable personal income slowed during the quarter, and the personal saving rate fell. Housing remains a bright spot. Residential investment surged 14.4%, though construction levels remain far from the boom-era peak or even historical norms.

The Fund’s underperformance relative to the Russell 2000® Growth was primarily due to our sector results in consumer discretionary, health care and energy. The largest detractor from our relative returns was consumer discretionary, a sector we were relatively even weight with the Index. Our portfolio returns in consumer discretionary, although positive 4.4%, lagged the benchmark return of 11.9%. Our largest detractors in the consumer discretionary sector were Meritor, down (54)%, QuinStreet, down (47)%, and K12, down (42)%. Collectively, these three investments detracted approximately 1.7% from the portfolio’s relative return. Within consumer discretionary, we did achieve positive substantial contribution from our investment in apparel retailer Chico’s FAS. The stock was up 53% and contributed 0.9% to the portfolio’s relative return.

The second largest detractor from our relative returns was health care, a sector we were underweight the Index. Although our return within this sector was 16.4%, it lagged the Index return of 17.4% within the sector. Our largest detractors within the health care sector were MAKO Surgical, down (61)%, and Dendreon, down (65)%. These two investments took away approximately 1.3% from the portfolio’s relative return. MAKO Surgical makes robots for hip and knee surgery. While quarterly machine placements can be lumpy, the number of procedures done with MAKO robots is increasing at very rapid rates and in line with our expectations. In the first quarter of 2012, MAKO reported weaker than expected machine placements and the stock sold off sharply. We used this weakness to further increase the size of the position. We believe that MAKO has the potential to become a very large company with a significant recurring revenue stream.

Within energy, a sector where we were overweight the Index, our (17.2)% return lagged the (10.6)% return of the Index. Our position in KiOR, down (60)%, was the largest detractor within the sector and detracted approximately 0.5% from the portfolio contribution to return. Kior has developed a break through chemical catalyst that converts biomass to oil in a matter of seconds. The company is in the process of building its first production facility and announced a slight increase in the building cost, which weighed on the stock. The company continues to expect first commercial production output in late 2014 and we remain optimistic on the company’s long term potential.

Partially offsetting the aforementioned detractors were positive contributions to return from the producer durables sector, a sector we were overweight. Top stocks included RSC Holdings, up 84%, A.O. Smith, up 66%, and Advisory Board, up 55%. Combined, these three producer durables stocks contributed approximately 2.1% of the portfolio return. Financial services, another sector we are overweight, was also a contributor to relative performance. Our 19.4% return within financial services was the highest sector return in the portfolio and also exceeded the 16.0% sector return of the benchmark. Our strongest financial stocks were our long-term holding in brokerage Raymond James, up 28%, and asset manager Waddell and Reed, up 24%.

We are disappointed with our relative performance over the last year. It has been a difficult period for our investment style that focuses on high quality growth companies trading at reasonable valuations. According to analysis by Furey Research Partners, low quality stocks, defined as the bottom quintile return on invested capital companies, has lead the Index since the October 2011 market low. These low quality stocks historically underperform over the long term. Further analysis showed that the five top contributing industries accounted for more than half of the 11.8% year-to-date return of the Russell 2000®. These top performing

Managers Frontier Small Cap Growth Fund

Investment Manager’s Comments (continued)

industries also possess among the lowest median return on invested capital within the Index. If we stick to our time tested process, we are confident we will outperform the benchmark over time. We are looking forward to delivering improved relative performance for our investors.

This commentary reflects the viewpoints of the portfolio manager, Frontier Capital Management, as of October 31, 2012 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Frontier Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV) and assumes that all dividends and distributions were reinvested. This chart compares a hypothetical $10,000 investment made in Managers Frontier Small Cap Growth Fund’s Service Class on October 31, 2002, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

Managers Frontier Small Cap Growth Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers Frontier Small Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended October 31, 2012.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers Frontier Small Cap Equity Fund[2,3,4]
Investor Class[5]	5.08%	—	—	9.26%	01/01/10
Service Class	5.29%	1.15%	9.46%	5.87%	09/24/97
Institutional Class[5]	5.60%	—	—	9.73%	01/01/10
Russell 2000® Growth Index[6]	9.70%	1.41%	9.66%	3.26%	09/24/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2012. All returns are in U.S. dollars ($).

[2]         From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]          The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4]         The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given time periods.

[5]         Commencement of operations for this class was January 1, 2010.

[6]         The Russell 2000® Growth Index measures the performance of the Russell 2,000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Frontier Small Cap Growth Fund

Fund Snapshots

October 31, 2012

Portfolio Breakdown (unaudited)

Industry	Managers Frontier Small Cap Growth Fund**	Russell 2000® Growth Index
Industrials	26.8%	17.8%
Health Care	17.9%	20.7%
Information Technology	16.7%	21.9%
Consumer Discretionary	15.2%	16.4%
Financials	12.2%	7.0%
Energy	6.2%	5.6%
Telecommunication Services	2.0%	0.9%
Materials	0.6%	4.6%
Consumer Staples	0.0%	4.8%
Utilities	0.0%	0.3%
Other Assets and Liabilities	2.4%	0.0%

**	As a percentage of net assets.

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
MasTec, Inc.*	4.2%
Raymond James Financial, Inc.*	3.6
MEDNAX, Inc.*	3.3
Chico’s FAS, Inc.*	3.0
WABCO Holdings, Inc.*	2.3
Watsco, Inc.*	2.2
World Fuel Services Corp.*	2.1
Waddell & Reed Financial, Inc., Class A	1.9
Tessera Technologies, Inc.	1.8
Belden, Inc.	1.8
Top Ten as a Group	26.2%

*	Top Ten Holding at April 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Frontier Small Cap Growth Fund

Schedule of Portfolio Investments

October 31, 2012

	Shares	Value

Common Stocks - 97.6%
Consumer Discretionary - 15.2%
Cheesecake Factory, Inc., The	33,100	$1,094,286
Chico’s FAS, Inc.	139,200	2,589,120
Hanesbrands, Inc.*	11,400	381,558
Harman International Industries, Inc.	32,100	1,345,953
IMAX Corp.*,1	28,800	650,592
K12, Inc.*	37,000	757,390
LKQ Corp.*	26,800	559,852
Monro Muffler Brake, Inc.[1]	15,300	518,976
rue21, Inc.*	25,600	770,816
Select Comfort Corp.*	50,000	1,391,500
Tractor Supply Co.	4,500	433,080
Vera Bradley, Inc.*	15,000	447,150
WABCO Holdings, Inc.*	33,400	1,956,238
WMS Industries, Inc.*	17,500	287,525
Total Consumer Discretionary		13,184,036

Energy - 6.2%
Bonanza Creek Energy, Inc.*	11,400	282,378
Carrizo Oil & Gas, Inc.*	41,100	1,102,302
Comstock Resources, Inc.*	9,700	166,064
InterOil Corp.*,1	18,900	1,218,672
KiOR, Inc., Class A*	54,700	361,020
Kodiak Oil & Gas Corp.*	5,500	50,820
Magnum Hunter Resources Corp.*	46,040	175,873
Rex Energy Corp.*	16,800	222,432
World Fuel Services Corp.	52,600	1,825,220
Total Energy		5,404,781

Financials - 12.2%
Allied World Assurance Co. Holdings AG	16,600	1,332,980
Fidelity National Financial, Inc., Class A	14,000	299,740
Green Dot Corp., Class A*	8,200	83,558
Jefferies Group, Inc.	78,700	1,120,688
Jones Lang LaSalle, Inc.	10,500	816,270
Raymond James Financial, Inc.	81,200	3,096,968
Signature Bank*	13,900	990,236
Waddell & Reed Financial, Inc., Class A	48,400	1,613,172
WR Berkley Corp.	32,800	1,275,592
Total Financials		10,629,204

Health Care - 17.9%
Centene Corp.*	19,400	736,812
CONMED Corp.	24,700	683,202
Covance, Inc.*	15,200	740,392

	Shares	Value

Cumberland Pharmaceuticals, Inc.*	42,700	$250,649
Dendreon Corp.*	97,000	368,600
DexCom, Inc.*	65,300	855,430
Fluidigm Corp.*	15,600	235,404
Greenway Medical Technologies*,1	21,700	360,003
Health Management Associates, Inc., Class A*	36,200	264,260
Illumina, Inc.*,1	11,700	555,867
Insulet Corp.*	39,300	833,553
MAKO Surgical Corp.*	71,210	1,078,832
Medidata Solutions, Inc.*	18,800	789,976
MEDNAX, Inc.*	41,100	2,835,078
Momenta Pharmaceuticals, Inc.*	40,100	508,468
Myriad Genetics, Inc.*	42,500	1,112,225
Onyx Pharmaceuticals, Inc.*	14,200	1,112,712
PerkinElmer, Inc.	12,100	374,253
Seattle Genetics, Inc.*,1	31,500	792,540
Sirona Dental Systems, Inc.*	3,200	183,232
Unilife Corp.*	95,100	260,574
United Therapeutics Corp.*	13,100	598,277
Total Health Care		15,530,339

Industrials - 26.8%
A. O. Smith Corp.	21,100	1,282,247
Advisory Board Co., The*	30,000	1,425,000
Ameresco, Inc., Class A*	23,700	262,122
Belden, Inc.	42,500	1,521,500
Carlisle Cos., Inc.	20,400	1,133,220
CLARCOR, Inc.	20,500	927,420
HUB Group, Inc., Class A*	30,000	930,300
Insperity, Inc.	36,500	953,015
Kaman Corp.	28,900	1,075,080
Landstar System, Inc.	17,700	896,505
MasTec, Inc.*	162,200	3,659,232
Meritor, Inc.*	108,100	477,802
Mine Safety Appliances Co.	17,900	690,940
MRC Global, Inc.*	34,900	853,305
Pall Corp.	10,300	648,488
Quanta Services, Inc.*	44,900	1,164,257
RPX Corp.*	54,400	572,832
Team, Inc.*	17,100	560,538
UTi Worldwide, Inc.	13,200	183,348
Waste Connections, Inc.	30,400	998,032
Watsco, Inc.[1]	27,800	1,900,130

The accompanying notes are an integral part of these financial statements.

Managers Frontier Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Industrials - 26.8% (continued)
WESCO International, Inc.*	18,800	$1,219,744
Total Industrials		23,335,057

Information Technology - 16.7%
Advent Software, Inc.*	12,500	271,250
Cadence Design Systems, Inc.*	55,100	697,566
comScore, Inc.*	41,084	582,160
Constant Contact, Inc.*	29,700	366,498
Cymer, Inc.*	8,700	693,303
Cypress Semiconductor Corp.*	29,800	295,318
FactSet Research Systems, Inc.[1]	300	27,165
Fortinet, Inc.*	17,000	329,290
GT Advanced Technologies, Inc.*	64,700	280,798
Ingram Micro, Inc., Class A*	53,500	813,200
Intevac, Inc.*	35,900	179,500
IntraLinks Holdings, Inc.*	24,300	135,837
Jabil Circuit, Inc.	84,700	1,468,698
Jack Henry & Associates, Inc.	29,400	1,117,200
LogMeln, Inc.*	19,300	476,324
Microsemi Corp.*	30,400	583,680
Monster Worldwide, Inc.*	68,000	422,960
ON Semiconductor Corp.*	51,100	314,265
QuinStreet, Inc.*	91,900	562,428
Rogers Corp.*	7,300	287,693
Synchronoss Technologies, Inc.*	14,100	288,909
Tessera Technologies, Inc.	107,720	1,526,392
Verint Systems, Inc.*	8,800	239,976

	Shares	Value

Virtusa Corp.*	52,300	$897,468
Web.com Group, Inc.*	44,890	708,364
WEX, Inc.*	12,600	929,628
Total Information Technology		14,495,870
Materials - 0.6%
Albemarle Corp.	3,100	170,841
RTI International Metals, Inc.*	13,900	316,781
Total Materials		487,622
Telecommunication Services - 2.0%
Cogent Communications Group, Inc.	52,100	1,131,091
Premiere Global Services, Inc.*	74,900	636,650
Total Telecommunication Services		1,767,741
Total Common Stocks (cost $81,144,551)		84,834,650
Other Investment Companies - 8.5%[2]
BNY Mellon Overnight Government Fund, 0.23%[3]	4,957,159	4,957,159
Dreyfus Cash Management Fund, Institutional Class Shares, 0.07%	2,415,074	2,415,074
Total Other Investment Companies (cost $7,372,233)		7,372,233
Total Investments - 106.1% (cost $88,516,784)		92,206,883
Other Assets, less Liabilities - (6.1)%		(5,307,143)
Net Assets - 100.0%		$86,899,740

The accompanying notes are an integral part of these financial statements.

Managers AMG TSCM Growth Equity Fund

Investment Manager’s Comments

The Managers AMG TSCM Growth Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing in the stocks of large-, mid- and small-capitalization companies.

The Portfolio Manager

TimesSquare Capital Management, LLC (“TimesSquare”), the Fund’s subadvisor, utilizes a bottom-up fundamental approach to all-cap investing. Led by co-managers Kenneth Duca, Tony Rosenthal, and Grant Babyak, the investment team at TimesSquare believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of large-cap, mid-cap and small-cap growth stocks designed to generate good risk-adjusted returns. When selecting growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies that demonstrate consistent and sustainable revenue and earnings growth, offer distinct and sustainable competitive advantages, have strong, experienced management teams, have stocks selling at reasonable valuations, and that Fund management believes have the potential to appreciate in price by 25 to 50% within the next 12 to 18 months.

The Period in Review

For the fiscal year ended October 31, 2012, the Managers AMG TSCM Growth Equity Fund (Institutional Class Shares) returned 16.26%, outperforming the Russell 3000® Growth Index, which returned 12.76%.

Looking back on 2011, by some measures it was a deceptively quiet year. U.S. equity markets were generally flat with large caps up slightly, midcaps down slightly, and small caps down. After three years of significant double-digit returns – both positive and negative – 2011’s returns for all size and style indices showed the smallest or next-to-smallest absolute change in ten years.

The U.S. equity market began 2012 with a strong start. A significant January effect that favored smaller, riskier, and commodity-oriented stocks was almost a complete reversal of the end of 2011. That carried out into February, began to fade in March, then ended the quarter with all major U.S. core equity market indices clustered together with returns in the 12% to 13% range. Across the economic landscape, unemployment has ticked down to 8.3% thanks to a healthier job market, and the University of Michigan reading of consumer sentiment rose to 76.2 – the highest level since February 2011. While gasoline prices rose, a mild winter saved consumers an estimated $30 billion on lower heating bills. Additionally, the U.S. economy grew at a 3% annual rate in the fourth quarter – the fastest rate of growth in a year and a half. The “risk-on” environment seemed back in style as the Federal Reserve made official its intention to keep interest rates near zero until late 2014. Another contributor to the rebound was the Fed’s release towards the end of the quarter of its Comprehensive Capital Analysis and Review (i.e., the bank stress test) that allowed most of the 19 major banks to reinstate or increase dividends and or stock repurchases.

In the second quarter, the U.S. stock markets gave back a portion of their gains from earlier in the year. Various measures of economic activity and sentiment also retreated this quarter. After recent highs, GDP slowed to an annual rate of 1.9% for the prior quarter, and the

Institute for Supply Management’s measure of manufacturing activity dropped below 50, indicative of economic contraction, for the first time in three years. Oil prices retreated sharply this quarter to close at $85 per barrel, and the yield on the U.S. Treasury 10-year note repeatedly reached all-time lows before recovering slightly to 1.64%. Likely it was no surprise then when the University of Michigan’s reading of consumer sentiment fell precipitously to 73.2 – its lowest level this year. Somewhat surprising were two significant events that occurred just as the quarter ended. The European Union agreed to directly stabilize troubled European banks with the soon-to-be created permanent rescue fund known as the European Stability Mechanism. Hopes that a European version of TARP would recapitalize the banking system gave a boost to its markets and those U.S. stocks with high degrees of European exposure. Second and more important on these shores was the Supreme Court ruling that upheld the Affordable Care Act (health care reform) and in particular its key element – the individual mandate that required people to purchase health insurance – that many had expected would be rejected.

In the third quarter, the U.S. stock markets more than recovered the ground ceded in the second quarter, and across the capitalization spectrum the major market indices showed robust double-digit gains for the year thus far. Underneath the stock market, however, were mixed measures of economic activity. With a final revision at the end of September, the nation’s GDP grew at a downward-revised 1.3% annual rate in the second quarter. Consumer spending increased, and retailers reported better-than-expected sales growth, though a significant portion of the higher spending was fueled by increased gasoline prices. Still, measures of consumer sentiment and confidence moved upward, as did manufacturing activity -returning to expansion territory after three months of contraction. Automotive sales climbed to 14.9 million vehicles on an annualized basis, which was the highest seasonally adjusted annual rate since March 2008. Unemployment finally nudged below 8%, ending the longest stretch above that level since World War II. With high unemployment levels in mind, the Federal Reserve launched a third round of quantitative easing, planning monthly purchases through year-end of $40 billion of mortgage-backed securities and $45 billion of long-term treasury bonds. The Fed emphasized that its actions would continue into 2013 “to support continued progress toward maximum employment and price stability.”

Towards the end of the period, “superstorm” Sandy roared through the Northeast. The stock markets closed for two of October’s last three trading days and ended with slight losses, though all major size and style indexes maintained their double-digit gains year to date. Hiring in the U.S. increased more than was forecasted for October as employers looked beyond slowing global growth and political gridlock. Measures of consumer confidence and sentiment rose, both in terms of views on the present situation as well as forward expectations. Factories stepped up their activities to support a rise in new orders as consumers continue to spend.

The portfolio outperformed the Russell 3000® Growth Index on a relative basis during the period. Stock selection had a net positive effect and drove our outperformance; in general, our investments in health care, technology, producer durables, consumer staples, and materials & processing outpaced their counterparts in the index,

Managers AMG TSCM Growth Equity Fund

Investment Manager’s Comments (continued)

while our holdings in consumer discretionary and energy lagged. Sector allocation also had a net positive effect although we continue to build our concentrated all cap growth portfolio from the bottom-up.

Within the consumer discretionary sector, eBay Inc. operates through two business segments: Marketplaces and Payments. The Marketplaces segment provides the infrastructure to enable global online commerce on a variety of platforms, including the eBay.com auction platform, secondary tickets marketplace (StubHub), online shopping comparison website (Shopping.com), and fixed price media marketplace (Half.com); the Payments segment includes online payment solutions PayPal and Bill Me Later. eBay stock was bid up by 52% as management issued a string of solid quarterly reports. Their PayPal unit has seen increased use by its consumers and a gain in market share. We expect the growth potential for PayPal to continue to increase with the proliferation of mobile devices. We will continue to monitor their progress in offline payments, as it will take some time for them to ramp volume; eBay has signed Home Depot along with a dozen other major retailers so far as well as established partnerships with VeriFone and Equinox, two of the top point-of-sale terminal providers. Virgin Media, Inc. supplies broadband internet, television, mobile telephony and fixed line telephone services to residential and commercial customers throughout the United Kingdom. Virgin’s shares rose 35% thanks to solid second quarter results with revenue and operating cash flow ahead of consensus estimates. Its cable business revenue improved due to a rise in average revenue per user. The company’s churn rate (customer turnover) also fell during the quarter. The bottom detractor to our returns for the period was Johnson Controls, Inc., which offers products and services to optimize energy and operational efficiencies of buildings, lead-acid automotive batteries and advanced batteries for hybrid and electric vehicles, and interior systems for automobiles. June quarter revenue and earnings came in lighter than expected. Power Solutions was the main area of weakness as its battery business was impacted by a weaker automotive aftermarket plus higher spent battery recycling costs. In recognition of continued softness in its global markets and expectations for a lower euro, Johnson Controls lowered fiscal fourth quarter guidance. Johnson Controls shares finished the period down (15%). We closed our position. Coach, Inc. designs and markets premium handbags, leather goods, and accessories. Coach shares were discounted by (13%); despite the company exceeding consensus estimates for revenue and earnings in the second quarter, some investors had higher expectations for their quarterly results. Coach’s same store sales grew at a solid pace, but that rate of growth slowed in part because management focused on improving margins and productivity in the recent quarter. Its shares were also pressured in the third quarter by the combination of a worse-than-expected quarter and weak fiscal year guidance. Coach suffered a deceleration in their business in June and cited concerns around the competitive/promotional environment. We don’t believe the brand or business model is broken, though the weaker macro is amplifying competitive threats. The Legacy launch should help Coach differentiate and provide a comparative store sales lift. NIKE, Inc. specializes in footwear, apparel, equipment, and accessory products for men, women, and children. We closed our position in the second quarter as NIKE reported a disappointing quarter and fiscal year end with earnings missing estimates, marking their biggest miss in over a decade, a dramatic slowdown in growth in China, and continued gross margin pressure as management makes incremental investments in digital and manufacturing. NIKE shares fell by (8%).

Halliburton Co., in the energy sector provides products and services to the energy industry for the exploration and production of oil and natural gas, including consulting, drill bits, and subsea safety systems. Halliburton shares pulled back by -16%, and we closed our position in the second quarter. Despite reporting a decent quarter with a positive surprise on international operating margins, Halliburton still faced concerns over pressure pumping capacity in the U.S. due to natural gas prices.

In the health care sector, DaVita, Inc. provides dialysis services for patients suffering from chronic kidney failure. DaVita benefited in early 2012 from the latest dialysis Epogen utilization data, which remained consistent with expectations; this alleviated investor fears that Medicare may rebase the dialysis bundle reimbursement rate in 2013. DaVita later reported earnings ahead of consensus expectations as a result of lower costs, which have continued to decrease thanks to the continuing decline in Epogen usage as a result of lower FDA recommendations. Epogen, a drug used to combat anemia during dialysis, may have been overused in the past. Later in the second quarter, DaVita announced the acquisition of HealthCare Partners, a physician practice management network; some investors were concerned about potential execution risks, although we have seen DaVita management’s successful track record with such acquisitions in the past. This deal also cemented DaVita’s position as a leader in integrated care, a possible solution to rising healthcare costs. DaVita’s stock ended the period up a healthy 61%.

Turning to producer durables, WESCO International, Inc. is the largest industrial distributor of electrical components in North America for the MRO (maintenance, repair & operations) market with products ranging from wires, connectors, and conduit to lighting systems, motors, and power distribution equipment. Reporting strong growth that was both internally generated and from recent acquisitions, WESCO exceeded expectations for revenues and earnings with good operating margins, which boosted its stock price 35% during the period.

The top contributor for the period hailed from the technology sector: Apple, Inc. designs and markets personal computers, mobile communication and media devices, and portable digital music players and related software, services, peripherals, and third-party applications; their product lines include Mac, iPhone, iPad, and iPod. Apple shares soared by 48%, and we trimmed our position on strength. The company reported a blow-out quarter in the first quarter of 2012 with record highs for revenues and profits led by strong sales of the iPhone and iPad. Apple continued to gain momentum in China as China Telecom Corp will become the nation’s second wireless operator to offer Apple’s iPhone 4S, almost doubling the number of potential iPhone buyers in the world’s largest mobile-phone market. Apple later announced a quarterly dividend and a $10 billion stock buyback program over the next 3 years. The company is also well positioned with sustainable growth drivers such as its foray into the enterprise market, expansion into emerging markets, and new products like Apple TV in the pipeline. American Tower Corp., while classified as a REIT, operates as a

Managers AMG TSCM Growth Equity Fund

Investment Manager’s Comments (continued)

wireless and broadcast communications infrastructure company that leases antenna space on multi-tenant communications sites to wireless service providers, radio and television broadcast companies, wireless data providers, and tenants in various other industries. American Tower shares soared by 39% as the company reported strong results in the second quarter and raised 2012 guidance as a result of higher than expected tower acquisitions. The macro trends in wireless data growth continue to provide a positive environment for the tower companies. QUALCOMM, Inc. designs and manufactures digital wireless telecommunications products and services including CDMA-based (code division multiple access) integrated circuits. Qualcomm has seen particularly robust growth from its CDMA Technologies operation, which provides chipsets for networks and devices using CDMA, GSM, or 4G-LTE systems. The company reported strong results in Q1, driven by their Snapdragon 8960 chip ramping up well, smartphone penetration in China picking up, and positive guidance. Smartphone industry leaders Apple, Samsung, and Nokia are deploying Qualcomm’s hardware in their latest devices; notably, the recently launched Apple iPhone 5 supports faster 4G networks thanks to a chip supplied by Qualcomm. Its shares rose 15% and we trimmed the position on strength. Social networking service and website company Facebook Inc. dropped (44%) during the time we held it over the period. The company reported an in-line quarter during Q3, yet did not provide an outlook. We decided to liquidate our position based on decelerating usage metrics, slowing unit growth, declining margins, and lockup expirations. Informatica Corp., a leading provider of enterprise data integration and data quality software and services worldwide, fell (25%). Informatica’s second quarter results fell short of estimates as a result of internal sales execution issues.

Management acted swiftly to address their sales force deficiencies by installing a new head of worldwide sales, a new head of European sales, and switched from a regional to a tiered sales structure. Companies are increasingly relying upon their corporate data to shape their operational and strategic decision making.

Following the November election, there is a status quo in terms of the President as well as majorities in both the House and Senate. It remains to be seen if the leadership can put partisan politics aside and avoid the looming “fiscal cliff.” While the ever-shifting macroeconomic environment may influence our discussions with corporate managements, our focus remains on finding those stable businesses with strong growth potential. As always, we remain dedicated to adding value to the assets you have entrusted to us.

This commentary reflects the viewpoints of the portfolio manager, TimesSquare Capital Management, LLC, as of October 31, 2012 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers AMG TSCM Growth Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This chart compares a hypothetical $10,000 investment made in Managers AMG TSCM Growth Equity Fund’s Institutional Class on July 30, 2010 (commencement of operations) to a $10,000 investment made in the Russell 3000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

Managers AMG TSCM Growth Equity Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers AMG TSCM Growth Equity Fund and the Russell 3000® Growth Index for the same time periods ended October 31, 2012.

	Average Annual Total Returns[1]
	One Year	Since Inception	Inception Date
Managers AMG TSCM Growth Equity Fund[2,3,4,5,6]
Investor Class	15.70%	11.39%	07/30/10
Service Class	15.93%	11.88%	07/30/10
Institutional Class	16.26%	11.86%	07/30/10
Russell 3000® Growth Index[7]	12.76%	14.95%	07/30/10	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2012. All returns are in U.S. dollars ($).
[2]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.
[3]	The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor. The Fund is subject to risks associated with small- and mid-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[4]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[5]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[6]	Investing in public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.
[7]	The Russell 3000® Growth Index measures the performance of those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the above stated index is unmanaged, is not available for investment, and does not incur expenses.
The Russell 3000® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments. Not FDIC insured, nor bank guaranteed. May lose value.

Managers AMG TSCM Growth Equity Fund

Fund Snapshots

October 31, 2012

Portfolio Breakdown (unaudited)

Industry	Managers AMG TSCM Growth Equity Fund**	Russell 3000® Growth Index
Information Technology	35.6%	30.7%
Industrials	20.6%	12.7%
Health Care	11.5%	12.6%
Financials	9.9%	4.7%
Consumer Discretionary	9.2%	16.6%
Consumer Staples	7.6%	12.3%
Energy	4.4%	4.1%
Materials	0.0%	3.9%
Telecommunication Services	0.0%	2.2%
Utilities	0.0%	0.2%
Other Assets and Liabilities	1.2%	0.0%

**	As a percentage of net assets.

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Apple, Inc.*	6.8%
DaVita, Inc.*	5.8
Clean Harbors, Inc.	3.8
American Tower Corp.*	3.7
eBay, Inc.*	3.6
Nielsen Holdings N.V.*	3.5
Coach, Inc.*	3.4
Costco Wholesale Corp.	3.2
United Parcel Service, Inc., Class B*	3.2
NeuStar, Inc., Class A	3.1

Top Ten as a Group	40.1%

*	Top Ten Holding at April 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers AMG TSCM Growth Equity Fund

Schedule of Portfolio Investments

October 31, 2012

	Shares	Value

Common Stocks - 98.8%
Consumer Discretionary - 9.2%
Coach, Inc.	15,335	$859,527
Starbucks Corp.	15,410	707,319
Virgin Media, Inc.	23,120	756,949
Total Consumer Discretionary		2,323,795
Consumer Staples - 7.6%
Colgate-Palmolive Co.	4,585	481,242
Costco Wholesale Corp.	8,325	819,430
Natural Grocers By Vitamin Cottage, Inc.*	30,360	615,701
Total Consumer Staples		1,916,373
Energy - 4.4%
Anadarko Petroleum Corp.	8,090	556,673
National Oilwell Varco, Inc.	7,525	554,592
Total Energy		1,111,265
Financials - 9.9%
American Tower Corp.	12,335	928,702
Marsh & McLennan Cos., Inc.	14,960	509,089
Montpelier Re Holdings, Ltd.	32,865	751,622
NASDAQ OMX Group, Inc., The	13,475	320,840
Total Financials		2,510,253
Health Care - 11.5%
Celldex Therapeutics, Inc.*	78,100	430,331
DaVita, Inc.*	13,130	1,477,388
GlaxoSmithKline PLC, ADR	14,380	645,662
Shire PLC, ADR	4,455	375,957
Total Health Care		2,929,338
Industrials - 20.6%
Albany International Corp., Class A	14,930	328,012
AMETEK, Inc.	12,120	430,866
Clean Harbors, Inc.*	16,555	965,984

	Shares	Value

Corporate Executive Board Co., The	11,820	$531,427
Danaher Corp.	12,195	630,847
Nielsen Holdings N.V.*	30,690	887,555
United Parcel Service, Inc., Class B	11,090	812,342
WESCO International, Inc.*	9,995	648,476
Total Industrials		5,235,509
Information Technology - 35.6%
Alliance Data Systems Corp.*	3,965	567,193
Altera Corp.	21,590	658,063
Apple, Inc.	2,897	1,724,005
ASML Holding N.V.	14,040	771,779
Citrix Systems, Inc.*	9,755	602,957
eBay, Inc.*	18,890	912,198
Google, Inc., Class A*	1,044	709,680
Informatica Corp.*	9,835	266,922
Intuit, Inc.	9,380	557,360
Mastercard, Inc., Class A	1,099	506,562
NeuStar, Inc., Class A*	21,610	790,710
QUALCOMM, Inc.	8,725	511,067
Teradata Corp.*	6,840	467,240
Total Information Technology		9,045,736
Total Common Stocks (cost $21,893,197)		25,072,269
Other Investment Companies - 2.2%[2]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.07% (cost $555,553)	555,553	555,553
Total Investments - 101.0% (cost $22,448,750)		25,627,822
Other Assets, less Liabilities - (1.0)%		(242,492)
Net Assets - 100.0%		$25,385,330

The accompanying notes are an integral part of these financial statements.

Managers Micro-Cap Fund

Investment Manager’s Comments

The Managers Micro-Cap Fund primarily invests in the stocks of U.S. micro-capitalization companies. Normally the Fund will invest at least 80% of its net assets in U.S. micro-cap stocks. The Fund employs multiple portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also seeks to incorporate into the Portfolio the breadth of the micro-cap market by focusing different analytical insights on micro-cap investing. The Fund’s team of subadvisors strives to achieve this performance and diversification while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies. The Russell Microcap® Index is the benchmark for the Fund.

The Portfolio Managers

Lord, Abbett & Co., LLC (“Lord Abbett”)

The team focuses its stock selection effort on companies that have revenue growth of at least 15%, are experiencing year-to-year operating margin improvement, and are experiencing earnings growth that is driven by top-line growth rather than being driven by one-time events or simple cost-cutting measures. The focus is also on identifying companies with higher-quality balance sheets (often captured by finding companies with manageable debt-to-total-capital ratios) and that are already profitable. Once this process is completed, the focus for the team is on forecasting both revenue and earnings growth over the next several years. To achieve this goal, and to find companies that are expected to grow faster than their industry average, members of the team spend an extensive amount of time understanding the competitive advantages of a firm, the industry dynamics within which they operate, and the strength of management.

The sell discipline is enacted if there is a fundamental change in the business, a more attractive alternative is found, or if a holding reaches a 5% weight in the overall Portfolio. The Lord Abbett Portfolio typically holds between 75 and 100 stocks with no individual holding typically exceeding 5%. There is a risk constraint that prevents any individual industry from being greater than 25% of the total portfolio weight. The annual turnover of the Portfolio is expected to be relatively high although there is no explicit target as part of either the stock selection or the portfolio-construction process.

Next Century Growth Investors, LLC (“Next Century”)

The team requires historical revenue growth of at least 15% for a company before conducting further research. Other key factors considered initially by the team are strong historical revenue growth, low debt, and high ROE. Quantitative screening is done on a regular basis to see which stocks over the past year are experiencing significant growth. The next stage of this process involves intensive first-hand research to determine the growth prospects of a company with the team choosing a stock only when it has become convinced a company has an extraordinary opportunity to grow their business. The uniqueness of this process lies in the fact that the team seeks out these companies regardless of their short-term prospects and\or current valuation. The team is looking for “home runs” and companies that will grow to the point that they will eventually reach a small-market capitalization.

The sell discipline is enacted if there is a change in the original investment thesis or a fundamental change in business of the company. In addition, a holding will become a candidate for sale if it reaches an extreme valuation, becomes larger than 5% of the overall Portfolio or as it approaches $1 billion in market capitalization. Typically, companies are sold out of the micro-cap Portfolio because they have approached $1 billion in market capitalization.

The Next Century portion of the Portfolio is concentrated and typically has 40-60 holdings, which can create a high level of volatility. The only risk constraints are that sector weights can not exceed two times the Russell 2000® Growth sector weights, and no individual holding can be greater than 5% of the Portfolio.

RBC Global Asset Management (U.S.) Inc. (“RBC”)

The team uses an investment process that focuses on generating solid stock selection by identifying companies with strong, long-term, attractive business fundamentals that are selling at low valuations. In order to initially generate ideas, the team at RBC uses quantitative screens and industry research to concentrate stock selection on a narrower sub-universe of micro-cap companies. The team then focuses a majority of its time on conducting intensive “on-the-ground” fundamental research in order to uncover these opportunities. The focus is on identifying companies with long-term, solid business fundamentals and near-term profitability improvement potential. In terms of short-term factors, the team looks for companies that have shown institutional investor neglect or avoidance and sizeable insider ownership with the potential for both improving profit margins and accelerating earnings in the near future. In terms of long-term factors, the team looks for companies with proven products or services that are leading in market share within their respective industries while maintaining a sustainable competitive advantage and a solid balance sheet.

The resulting portfolio that is generated by this stock selection process tends to exhibit low turnover with company stocks generally held for several years. The Portfolio is well diversified with anywhere from 60 to 90 holdings with a maximum of 5% in any single holding.

WEDGE Capital Management L.L.P. (“WEDGE”)

The investment process is a combination of both quantitative and fundamental research insights. The quantitative portion of the investment process uses commonly found factors and characteristics that can be accessed via any number of commercial databases. The value-added portion of the process, therefore, uses a number of different factors across five major categories: valuation, earnings quality, operating efficiency, capital usage and momentum, whose efficacy has been verified via long-term regression analysis. This is referred to as the Fundamental Value model. The top results of this model are combined with the best resulting stocks from the Financial Quality model, which measures stocks across categories such as multiple earnings growth, profitability, leverage, and liquidity. The top stocks that appear in both models are eligible for fundamental research. The fundamental research portion of the investment process is exclusionary in nature and meant to eliminate stocks that are not strong in earnings forecasts, valuation metrics,

Managers Micro-Cap Fund

Investment Manager’s Comments (continued)

sector\industry outlook, or any factor that can not be easily captured quantitatively.

A stock is scrutinized for possible sale if it falls below the top four deciles in the Fundamental Value model. Stocks are sold when they become fairly valued, an upgrade opportunity develops, or the original investment thesis materially deteriorates. The portion of the Portfolio managed by WEDGE is confined to plus or minus 10% in any given sector, although sector positions tend to be much closer to the Index weight than this (it should be noted that these self-imposed sector weighting constraints are based on a proprietary liquidity analysis conducted on an ongoing basis by the micro-cap team and is NOT driven by the sector weightings of any micro-cap benchmark). The final Portfolio seeks to be a well-diversified, micro-cap Portfolio holding approximately 150 securities and consistently maintaining a value bias relative to the benchmark. The Portfolio tends to hold securities within the $40 million to $400 million market capitalization range, although it does not require a sale of a holding until it reaches $800 million in market capitalization.

THE YEAR IN REVIEW

Over the past year, equities within the U.S. posted solid gains despite ongoing macroeconomic headwinds that continue to threaten what has been, thus far, a somewhat muted recovery from the recent deep recession. While equities within the U.S. posted double-digit gains across the market capitalization spectrum, these gains were achieved in fitful spurts as the “risk on, risk off” environment continued to spook investors. Investors continue to remain skeptical of the sustainability of equity market returns with U.S. equity funds still sharply in net redemption by the end of the period. Investors tentatively entered the fourth quarter firmly focused upon the impact of the U.S. elections along with the fast approaching fiscal cliff and their potential impact on the ‘real’ economy and their consequences for risk-based assets such as U.S. equities as well. Against this backdrop, micro-cap equities delivered returns of 16.0%, as measured by the Russell Microcap® Index, which outpaced returns of their large-cap and small-cap brethren, which returned 14.3% and 14.1%, respectively, as measured by the Russell 1000® and Russell 2000® Indexes.

For the 12 months ended October 31, 2012, the Managers Micro-Cap Fund (Service Class) returned 11.55%, compared with 16.49%

for its benchmark, the Russell Microcap® Index. Despite delivering solid absolute returns during the year, the Fund underperformed its benchmark. A majority of the underperformance was driven by the Fund’s relative sector selection which is primarily a fallout of the stock selection process for each of the Fund’s subadvisors. Most notably, the Fund’s significant underweight to the financials sector, one of the best performers of the last year, detracted from performance. In addition, the overweight to the underperforming information technology sector was also a detractor to performance. The Fund had mixed stock selection results throughout the year. While there was strength from the Fund’s information technology and energy holdings, these contributions were mitigated by holdings within the consumer discretionary and health care sectors.

Looking Forward

The portfolio managers are cautiously optimistic about forward-looking prospects for micro-cap equities. The portfolio managers believe that each of their respective investment processes, focused on finding companies with solid secular growth prospects, have the potential to perform well when macroeconomic issues, such as the impending “fiscal cliff,” is resolved. The Fund generally remains positioned for ongoing economic recovery with overweights in economically sensitive consumer discretionary, industrials, and information technology sectors. The portfolio managers continue to avoid financials, despite a solid prior year for the sector, and maintain a large underweight (17%) to this sector relative to the benchmark.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Micro-Cap Fund’s (Service) cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This chart compares a hypothetical $10,000 investment made in the Managers Micro-Cap Fund’s Service Class on October 31, 2002 to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a fund distribution or redemption of shares. Past performance is not indicative of future results.

Managers Micro-Cap Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers Micro-Cap Fund and the Russell Microcap® and 2000® indices for the same time periods ended October 31, 2012.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers Micro-Cap Fund[2,3]
Service Class	11.55%	0.57%	8.87%	12.32%	06/30/94
Institutional Class[4]	11.84%	—	—	—	10/01/11
Russell Microcap® Index[5]	16.49%	(1.05)%	8.63%	—	06/30/00
Russell 2000® Index[6]	12.08%	1.19%	9.58%	8.35%	06/30/94	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our website at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2012. All returns are in U.S. dollars ($).

[2]         The Fund is subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings histories, competitive conditions, less publicly available corporate information, and reliance on a limited number of products.

[3]         From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[4]         Commencement of operations for this class was October 1, 2011.

[5]         Performance in the Russell Microcap® Index reflects an inception date of June 30, 2000. The Russell Microcap® Index tracks the micro-cap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market and is represented by the smallest 1,000 securities in the small-cap Russell 2000® Index plus the next 1,000 securities. Unlike the Fund, the above stated index is unmanaged, is not available for investment, and does not incur expenses.

[6] The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the stated index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Microcap® Index and the Russell 2000® Index are trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Micro-Cap Fund

Fund Snapshots

October 31, 2012

Portfolio Breakdown (unaudited)

Industry	Managers Micro-Cap Fund**	Russell Microcap® Index	Russell 2000® Index
Information Technology	20.5%	14.5%	16.7%
Industrials	19.0%	13.0%	15.4%
Consumer Discretionary	17.6%	11.8%	14.0%
Health Care	15.7%	17.4%	12.4%
Financials	11.7%	28.7%	22.3%
Materials	4.4%	4.5%	5.1%
Energy	3.5%	4.3%	6.0%
Consumer Staples	2.9%	2.8%	3.7%
Telecommunication Services	0.9%	1.8%	0.7%
Utilities	0.6%	1.2%	3.7%
Other Assets and Liabilities	3.2%	0.0%	0.0%

**	As a percentage of net assets.

Top Ten Holdings (unaudited)

Security Name	%of Net Assets
AZZ, Inc.*	1.3%
Steinway Musical Instruments, Inc.*	1.2
Universal Stainless & Alloy*	1.1
Columbus McKinnon Corp.*	1.1
Tyler Technologies, Inc.*	1.0
RG Barry Corp.	1.0
Imperva, Inc.	1.0
Eloqua, Inc.	1.0
US Physical Therapy, Inc.	0.9
Vocera Communications, Inc.	0.9

Top Ten as a Group	10.5%

*	Top Ten Holding at April 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Micro-Cap Fund

Schedule of Portfolio Investments

October 31, 2012

	Shares	Value

Common Stocks - 96.8%
Consumer Discretionary - 17.6%
Acquity Group, Ltd., ADR*	33,675	$337,423
Arctic Cat, Inc.*	22,975	833,304
Big 5 Sporting Goods Corp.	18,400	164,312
Black Diamond, Inc.*	22,104	209,988
Blue Nile, Inc.*	10,500	396,585
Books-A-Million, Inc.*	21,600	63,720
Bridgepoint Education, Inc.*,1	17,100	171,000
Cache, Inc.*	90,654	249,298
Caribou Coffee Co., Inc.*	19,700	235,809
Carrols Restaurant Group, Inc.*	14,800	95,016
Casual Male Retail Group, Inc.*	337,120	1,301,283
Chuy’s Holdings, Inc.*	38,382	937,672
Core-Mark Holding Co, Inc.	5,533	264,865
Culp, Inc.	8,100	102,384
Delta Apparel, Inc.*	44,700	676,758
Destination Maternity Corp.	12,085	229,132
Einstein Noah Restaurant Group, Inc.	14,500	223,735
Famous Dave’s Of America, Inc.*	7,425	58,509
Fiesta Restaurant Group, Inc.*	10,500	138,810
Fred’s, Inc., Class A	11,250	152,438
G-III Apparel Group, Ltd.*	15,076	557,209
Gordmans Stores, Inc.*	21,500	323,790
Grand Canyon Education, Inc.*	47,433	1,032,142
Haverty Furniture Cos., Inc.	12,650	189,877
Hibbett Sports, Inc.*	6,699	361,679
Hooker Furniture Corp.	14,285	194,847
Hovnanian Enterprises, Inc., Class A*	75,243	323,545
Ignite Restaurant Group, Inc.*	21,903	251,008
iRobot Corp.*	12,497	224,571
Johnson Outdoors, Inc., Class A*	3,825	74,626
LifeLock, Inc.*	55,700	403,825
Lifetime Brands, Inc.	6,900	76,590
Lithia Motors, Inc., Class A	10,982	375,584
Lumber Liquidators Holdings, Inc.*	14,415	804,645
M/I Homes, Inc.*	33,052	735,407
Mac-Gray Corp.	25,204	327,652
Marcus Corp.	30,425	331,632
Modine Manufacturing Co.*	22,700	154,360
Multimedia Games Holding Co, Inc.*	10,450	166,155
Red Robin Gourmet Burgers, Inc.*	19,300	644,620
Rentrak Corp.*	13,086	222,331

	Shares	Value

RG Barry Corp.	95,186	$1,450,635
Rocky Brands, Inc.*	6,325	75,963
rue21, Inc.*	21,537	648,479
Saga Communications, Inc., Class A*	2,000	84,840
Shutterstock, Inc.*	27,600	655,500
Smith & Wesson Holding Corp.*	36,100	346,560
SodaStream International, Ltd.*	12,900	461,175
Standard Motor Products, Inc.	18,450	346,491
Stein Mart, Inc.*	20,600	161,916
Steinway Musical Instruments, Inc.*	68,349	1,649,945
Tile Shop Holdings, Inc.*	41,024	589,925
Tilly’s, Inc.*	65,779	1,061,673
Tower International, Inc.*	9,800	69,384
Town Sports International Holdings, Inc.*	12,600	158,760
True Religion Apparel, Inc.	20,100	515,565
Universal Electronics, Inc.*	75,900	1,302,444
West Marine, Inc.*	15,600	161,304
Zagg, Inc.*	61,400	440,852
Total Consumer Discretionary		24,799,547
Consumer Staples - 2.9%
Annie’s, Inc.*	30,586	1,208,148
Farmer Bros Co.*	8,100	78,813
Nash Finch Co.	26,200	503,826
Natural Grocers By Vitamin Cottage, Inc.*	18,146	368,001
Omega Protein Corp.*	26,125	170,074
Pantry, Inc., The*	17,275	229,153
Schiff Nutrition International, Inc.*	12,055	407,941
Smart Balance, Inc.*	40,800	485,520
Spartan Stores, Inc.	21,150	303,714
SunOpta, Inc.*	54,200	325,200
Total Consumer Staples		4,080,390
Energy - 3.5%
Bolt Technology Corp.	6,000	86,400
GasLog, Ltd.*	49,900	575,846
Geospace Technologies Corp.*	19,205	1,243,140
Global Geophysical Services, Inc.*	66,085	305,313
Gulf Island Fabrication, Inc.	12,291	291,665
Gulfport Energy Corp.*	34,900	1,157,982
Mitcham Industries, Inc.*	15,200	205,960
Natural Gas Services Group, Inc.*	12,450	197,457
Panhandle Oil And Gas, Inc., Class A	5,350	144,878
RigNet, Inc.*	30,915	574,092
TGC Industries, Inc.*	13,035	95,938
Total Energy		4,878,671

The accompanying notes are an integral part of these financial statements.

Managers Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Financials - 11.7%
AMERISAFE, Inc.*	45,375	$1,191,094
Associated Estates Realty Corp.	21,018	315,060
Bank of Marin Bancorp	6,150	229,580
Boston Private Financial Holdings, Inc.	26,300	242,486
Cardinal Financial Corp.	18,650	297,840
CoBiz Financial, Inc.	33,100	236,003
Community Trust Bancorp, Inc.	9,261	314,133
Compass Diversified Holdings	86,700	1,248,480
Eagle Bancorp, Inc.*	4,700	98,042
eHealth, Inc.*	57,069	1,238,398
Financial Institutions, Inc.	10,075	191,828
First Merchants Corp.	17,550	258,160
Flushing Financial Corp.	20,850	324,217
Great Southern Bancorp, Inc.	2,900	82,273
Heartland Financial USA, Inc.	3,175	91,123
Hilltop Holdings, Inc.*	26,200	356,058
Home BancShares, Inc.	6,500	225,160
Home Loan Servicing Solutions, Ltd.	50,906	987,576
Kite Realty Group Trust	31,300	171,211
Lakeland Financial Corp.	12,900	344,301
LaSalle Hotel Properties	16,600	397,404
Marlin Business Services Corp.	26,588	600,623
Meadowbrook Insurance Group, Inc.	27,283	153,330
Mission West Properties, Inc.	9,894	81,922
National Bankshares, Inc.	7,700	242,550
National Interstate Corp.	28,700	744,765
Netspend Holdings, Inc.*	79,000	846,090
Northrim BanCorp, Inc.	33,126	746,329
OceanFirst Financial Corp.	12,550	174,947
Piper Jaffray Cos.*	10,000	268,500
Ramco-Gershenson Properties Trust	18,750	243,000
SeaBright Holdings, Inc.	22,200	243,534
Southside Bancshares, Inc.	11,742	239,657
SY Bancorp, Inc.	14,090	332,242
Territorial Bancorp, Inc.	7,525	170,065
United Financial Bancorp, Inc.	11,700	179,829
Urstadt Biddle Properties, Inc., Class A	9,000	170,460
ViewPoint Financial Group, Inc.	20,548	427,398
Walker & Dunlop, Inc.*	16,500	274,065
Washington Banking Co.	32,300	441,541
Washington Trust Bancorp, Inc.	9,675	261,128
West Bancorporation, Inc.	6,925	75,552
Western Alliance Bancorp*	65,472	671,743
Total Financials		16,429,697

	Shares	Value

Health Care - 15.7%
ABIOMED, Inc.*	22,545	$446,842
Achillion Pharmaceuticals, Inc.*	69,332	654,494
Aegerion Pharmaceuticals, Inc.*	12,100	272,008
Affymax, Inc.*	41,280	940,771
Albany Molecular Research, Inc.*	27,100	95,934
AMN Healthcare Services, Inc.*	30,600	303,552
Array BioPharma, Inc.*	131,600	544,824
BioScrip, Inc.*	95,400	878,634
Cantel Medical Corp.	12,862	334,541
Celldex Therapeutics, Inc.*	104,613	576,418
Conceptus, Inc.*	32,194	606,535
Cross Country Healthcare, Inc.*	37,800	166,320
Cutera, Inc.*	28,848	213,764
Cynosure, Inc., Class A*	20,720	545,765
DexCom, Inc.*	52,835	692,138
Dynavax Technologies Corp.*	103,198	427,240
Endologix, Inc.*	38,252	514,872
Ensign Group, Inc., The	5,475	159,651
Exactech, Inc.*	37,500	626,250
Fluidigm Corp.*	45,418	685,358
Genomic Health, Inc.*	10,406	325,187
Greenway Medical Technologies*	37,496	622,059
HealthStream, Inc.*	47,245	1,206,637
Insulet Corp.*	43,781	928,595
IPC The Hospitalist Co., Inc.*	7,900	272,471
Meridian Bioscience, Inc.	18,700	369,325
Metropolitan Health Networks, Inc.*	26,650	291,284
MWI Veterinary Supply, Inc.*	3,508	368,410
Natus Medical, Inc.*	25,900	292,670
Novadaq Technologies, Inc.*	50,300	578,450
OraSure Technologies, Inc.*	49,512	448,579
Pacira Pharmaceuticals, Inc.*	33,685	534,918
PharMerica Corp.*	12,900	157,638
Pozen, Inc.*	13,400	80,266
Puma Biotechnology, Inc.*	12,397	255,378
Rigel Pharmaceuticals, Inc.*	69,400	618,354
RTI Biologics, Inc.*	36,800	149,408
Sarepta Therapeutics, Inc.*	28,627	610,041
Spectranetics Corp.*	15,690	228,446
SurModics, Inc.*	29,060	522,499
Synergetics USA, Inc.*	33,150	145,197
US Physical Therapy, Inc.	49,576	1,323,679
Utah Medical Products, Inc.	2,400	81,648

The accompanying notes are an integral part of these financial statements.

Managers Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Health Care - 15.7% (continued)
Vascular Solutions, Inc.*	38,200	$575,674
Vocera Communications, Inc.*	48,549	1,305,482
Young Innovations, Inc.	4,347	148,450
Total Health Care		22,126,656
Industrials - 19.0%
Acacia Research Corp.*	44,200	1,147,874
ACCO Brands Corp.*	100,400	726,896
Aceto Corp.	17,200	172,344
Air Transport Services Group, Inc.*	132,800	511,280
Alamo Group, Inc.	5,359	179,527
Allied Defense Group Inc, The*,4	38,600	121,590
Apogee Enterprises, Inc.	8,320	169,478
Asta Funding, Inc.	48,800	457,744
Astronics Corp.*	17,045	395,614
Astronics Corp., Class B*	2,557	58,422
AZZ, Inc.	46,000	1,814,240
CAI International, Inc.*	16,325	361,762
Capstone Turbine Corp.*	200,806	200,806
Cascade Corp.	6,475	420,810
Celadon Group, Inc.	20,482	350,242
Chart Industries, Inc.*	9,800	693,742
Columbus McKinnon Corp.*	100,500	1,504,485
CRA International, Inc.*	14,950	250,263
Ducommun, Inc.*	27,600	376,464
DXP Enterprises, Inc.*	9,900	487,377
Dynamic Materials Corp.	18,238	244,754
Echo Global Logistics, Inc.*	23,233	390,547
Encore Capital Group, Inc.*	32,852	952,708
Ennis, Inc.	44,350	678,555
Exponent, Inc.*	6,430	353,521
Furmanite Corp.*	48,900	246,945
G&K Services, Inc., Class A	8,050	259,612
Gibraltar Industries, Inc.*	13,475	167,899
GP Strategies Corp.*	8,049	154,943
Graham Corp.	30,634	550,493
Greenbrier Cos., Inc.*	39,800	692,918
Heidrick & Struggles International, Inc.	12,900	152,736
Heritage-Crystal Clean, Inc.*	17,574	311,060
Hurco Cos., Inc.*	22,821	524,427
InnerWorkings, Inc.*	32,047	462,118
Interface, Inc.	50,300	719,793
KEYW Holding Corp, The*	44,600	541,444
Kimball International, Inc.	7,400	88,356
LB Foster Co.	9,650	318,546

	Shares	Value

LMI Aerospace, Inc.*	8,400	$168,672
Manitex International, Inc.*	27,401	193,999
Marten Transport, Ltd.	22,625	418,562
Met-Pro Corp.	27,725	251,743
Michael Baker Corp.*	13,000	293,930
Miller Industries, Inc.	15,875	243,681
NN, Inc.*	55,450	459,126
Old Dominion Freight Line, Inc.*	9,225	309,406
Orion Marine Group, Inc.*	20,200	135,138
Performant Financial Corp.*	22,128	218,403
PGT, Inc.*	157,400	679,968
Pike Electric Corp.*	18,700	170,357
Proto Labs, Inc.*	9,603	333,224
RBC Bearings, Inc.*	12,139	602,823
Saia, Inc.*	14,266	322,412
SeaCube Container Leasing, Ltd.	20,900	387,068
Standard Parking Corp.*	10,621	242,690
Sun Hydraulics Corp.	31,150	829,836
Thermon Group Holdings, Inc.*	17,207	427,422
Universal Truckload Services, Inc.	11,475	181,764
US Ecology, Inc.	16,571	393,230
Wabash National Corp.*	35,425	223,532
WageWorks, Inc.*	48,600	942,354
Total Industrials		26,641,675
Information Technology - 20.5%
Actuate Corp.*	46,438	247,515
Allot Communications, Ltd.*	11,008	257,147
American Software Inc., Class A	28,150	230,549
Anaren, Inc.*	16,425	296,143
Angie’s List, Inc.*	66,742	763,528
Aspen Technology, Inc.*	20,900	517,902
Blucora, Inc.*	15,775	276,851
Brightcove, Inc.*	23,877	301,328
Cohu, Inc.	18,025	158,620
Commtouch Software, Ltd.*	44,000	112,200
Computer Task Group, Inc.*	68,650	1,280,322
comScore, Inc.*	25,100	355,667
Cornerstone OnDemand, Inc.*	21,483	601,309
CTS Corp.	33,300	275,724
Demandware, Inc.*	27,697	822,324
Digi International, Inc.*	17,283	162,806
E2open, Inc.*	22,969	401,957
Ellie Mae, Inc.*	26,042	651,050
Eloqua, Inc.*	57,324	1,337,369

The accompanying notes are an integral part of these financial statements.

Managers Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 20.5% (continued)
EPAM Systems, Inc.*	43,544	$782,922
ePlus, Inc.*	2,200	78,694
ExlService Holdings, Inc.*	21,441	635,511
FARO Technologies, Inc.*	10,394	417,839
FleetMatics Group PLC*	11,103	240,824
Globecomm Systems, Inc.*	27,900	302,715
Glu Mobile, Inc.*	131,500	416,855
GSI Group, Inc.*	17,500	135,975
Hackett Group Inc, The*	19,000	73,910
Imperva, Inc.*	44,705	1,409,549
Interactive Intelligence Group, Inc.*	38,900	1,233,519
IXYS Corp.*	32,312	307,610
Lionbridge Technologies, Inc.*	34,200	108,414
LivePerson, Inc.*	52,103	817,496
LTX-Credence Corp.*	26,200	145,934
Market Leader, Inc.*	65,880	447,984
MaxLinear, Inc., Class A*	28,400	161,312
Methode Electronics, Inc.	36,268	367,032
Monolithic Power Systems, Inc.*	20,631	400,860
Multi-Fineline Electronix, Inc.*	3,775	79,804
NIC, Inc.	48,700	696,410
PC Connection, Inc.	13,946	143,504
PDF Solutions, Inc.*	29,725	393,559
Pericom Semiconductor Corp.*	9,900	76,527
Procera Networks, Inc.*	23,934	542,105
Proofpoint, Inc.*	43,800	578,598
Responsys, Inc.*	36,247	324,048
Rubicon Technology, Inc.*	31,000	269,390
Sierra Wireless, Inc.*	43,311	349,520
SPS Commerce, Inc.*	22,084	800,545
Stamps.com, Inc.*	26,436	727,519
STEC, Inc.*	21,600	126,792
Supertex, Inc.*	9,000	171,990
Symmetricom, Inc.*	25,742	158,313
Tangoe, Inc.*	47,041	607,770
TechTarget, Inc.*	16,200	77,436
Tessco Technologies, Inc.	52,400	1,089,920
TNS, Inc.*	32,300	462,536
Trulia, Inc.*	17,912	403,916
Tyler Technologies, Inc.*	30,700	1,467,767
Velti PLC*	67,524	492,925
Virtusa Corp.*	18,825	323,037

	Shares	Value

Vishay Precision Group, Inc.*	12,450	$162,473
Xyratex, Ltd.[1]	84,100	695,507
Total Information Technology		28,757,177
Materials - 4.4%
American Vanguard Corp.	20,465	731,214
Koppers Holdings, Inc.	32,200	1,149,540
Landec Corp.*	45,700	494,474
Materion Corp.	15,325	321,059
Myers Industries, Inc.	24,200	358,886
OMNOVA Solutions, Inc.*	147,900	1,159,536
Penford Corp.*	10,300	79,310
Spartech Corp.*	31,350	268,356
UFP Technologies, Inc.*	4,925	81,755
Universal Stainless & Alloy*	45,000	1,548,000
Total Materials		6,192,130
Telecommunication Services - 0.9%
8x8, Inc.*	33,118	216,923
HickoryTech Corp.	6,128	65,263
IDT Corp., Class B	15,900	160,908
Premiere Global Services, Inc.*	34,600	294,100
Shenandoah Telecommunications Co.	10,400	163,488
Towerstream Corp.*	108,900	383,328
Total Telecommunication Services		1,284,010
Utilities - 0.6%
Chesapeake Utilities Corp.	6,975	327,616
Unitil Corp.	21,000	558,390
Total Utilities		886,006
Total Common Stocks (cost $112,636,753)		136,075,959
Exchange Traded Funds - 0.3%
SPDR S&P Regional Banking ETF (cost $254,534)	12,200	340,868
Other Investment Companies - 3.4%[2]
BNY Mellon Overnight Government Fund, 0.23%[3]	314,411	314,411
Dreyfus Cash Management Fund, Institutional Class Shares, 0.07%	4,432,260	4,432,260
Total Other Investment Companies (cost $4,746,671)		4,746,671
Total Investments - 100.5% (cost $117,637,958)		141,163,498
Other Assets, less Liabilities - (0.5)%		(639,999)
Net Assets - 100.0%		$140,523,499

The accompanying notes are an integral part of these financial statements.

Managers Real Estate Securities Fund

Investment Manager’s Comments

Managers Real Estate Securities Fund seeks a combination of income and long-term capital appreciation by investing in stocks of companies that are principally engaged in owning and operating commercial real estate properties for the benefit of their investors including real estate investment trusts (REITs). Managers Investment Group LLC utilizes an independent subadvisor, Urdang Securities Management, Inc (“Urdang”), to manage the assets of this Portfolio.

The Portfolio Manager

Urdang Securities Management, Inc.

The investment team at Urdang believes real estate securities play an important role in a multi-asset class investment portfolio. Urdang’s strategy recognizes that real estate securities are not simply stocks or real estate. They are hybrid financial investments that must be valued on the basis of a number of meaningful factors, only one of which is the value of the firm’s property portfolio. To accurately assess the relative value of a REIT, Urdang takes into account critical business and market factors, such as: the company’s capitalization, its position within public capital markets and the quality of the management team.

Urdang believes that investment success is the result of the company’s ability to provide a consistently accurate answer to the question at the heart of its value-oriented investment strategy: which REITs do they believe will generate the highest risk-adjusted returns? Urdang believes that a diversified portfolio with a value orientation will result in strong risk-adjusted returns.

Urdang employs a value-oriented investment process with two distinct and complementary components: bottom-up real estate research and the company’s proprietary Relative Value Model (RVM) securities valuation process, which was designed to provide a uniform basis for evaluating the validity of a security’s trading price. Combining real estate research and the RVM process has been central to Urdang’s track record of delivering strong returns without incurring high levels of risk.

THE YEAR IN REVIEW

For the twelve months ending October 31, 2012, the Managers Real Estate Securities Fund returned 13.4%, compared with 14.1% for its benchmark, the Dow Jones U.S. Select REIT Index. During the same period the S&P 500 Index returned 15.2%.

The U.S. REIT market generally experienced positive total returns throughout the fiscal year as property fundamentals continued to steadily improve. Occupancy rates have recovered to their historical averages across most property sectors and geographic regions and rental rates are beginning to rise. Property fundamentals were strongest for apartments and self-storage where vacancy was lowest coming into the year as both sectors were among the first to recover from the global recession. Retail real estate fundamentals also saw a marked improvement albeit from a lower base.

All sectors of the REIT market finished the year with positive total returns, but there was a high degree of variability in returns across sectors during the year. For example, the two best performing property sectors – regional mall and shopping center – posted total returns of 25.6% and 22.4%, but the two worst performing sectors – hotel and specialty – generated total returns of only 5.1% and 5.7%.

Amidst this backdrop, the Fund underperformed the benchmark by 66 basis points for the fiscal year that ended October 31. The Fund’s underperformance was the result of stock selection and portfolio positioning. The largest driver of relative performance was weak stock selection in the self storage, regional mall and specialty sectors. This was partially offset by positive stock selection in the hotel and office sectors. The Fund benefited from an overweight to the triple net lease, apartment and industrial sectors and from an underweight to the office sector. An underweight to the retail sector presented a drag on relative performance during the year.

Outlook

U.S. REITs will not be immune to the widespread economic uncertainty currently afflicting the financial markets; however, the stability of their assets and the durability of their cash flows can offer a degree of steadiness to their return profile, particularly over long periods. We are confident that current REITs valuations offer long-term investors an opportunity to acquire quality stocks with strong assets at attractive valuations. Today’s share prices compare favorably to prices paid for real estate assets in the private market and relative to construction cost. A low-yield, low growth macro-economic environment could be good for REITs. Economic demand today is weak but is strong enough to absorb existing space without triggering new building. We believe REITs should continue to be advantaged by the low interest rate environment as they are capital intensive and as investors seek investment vehicles with high dividend yields. REITs offer the potential for a compelling, well-covered dividend yield and potential for dividend growth. The average REIT dividend yield represents a positive spread to the 10-year U.S. Treasury yield that is nearly double its long-run average.

Managers Real Estate Securities Fund

Investment Manager’s Comments (continued)

This commentary reflects the viewpoints of the portfolio manager, Urdang Securities Management, as of October 31, 2012 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Real Estate Securities Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This chart compares a hypothetical $10,000 investment made in Managers Real Estate Securities Fund on October 31, 2002, to a $10,000

investment made in the Dow Jones U.S. Select REIT Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

Managers Real Estate Securities Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers Real Estate Securities Fund and the S&P 500 and Dow Jones U.S. Select REIT indices for the same time periods ended October 31, 2012.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years
Managers Real Estate Fund[2,3,4]	13.43%	3.28%	12.84%
Dow Jones U.S. Select Reit Index[5]	14.09%	1.19%	11.79%
S&P 500 Index[6]	15.21%	0.36%	6.91%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2012. All returns are in U.S. dollars ($).

[2]         From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]          The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[4]         Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[5]         The Dow Jones U.S. Select REIT Index measures U.S. publicly traded Real Estate Investment Trusts. Unlike the Fund, the Dow Jones U.S. Select REIT Index is unmanaged, is not available for investment, and does not incur expenses.

[6] The S&P 500 Index is capitalization-weighted index of 500 stocks. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

The S&P 500 Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Real Estate Securities Fund

Fund Snapshots

October 31, 2012

Portfolio Breakdown (unaudited)

Industry	Managers Real Estate Securities Fund**
REITs (Apartments)	20.3%
REITs (Regional Malls)	16.9%
REITs (Health Care)	14.2%
REITs (Office Properties)	12.7%
REITs (Diversified)	8.3%
REITs (Shopping Centers)	6.6%
REITs (Storage)	5.7%
REITs (Warehouse/Industrials)	5.5%
REITs (Hotels)	5.3%
REITs (Single Tenant)	1.3%
REITS (Manufactured Homes)	0.4%
Other Assets and Liabilities	2.8%

**	As a percentage of net assets.

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Simon Property Group, Inc.*	7.4%
Public Storage*	5.7
Ventas, Inc.*	5.0
Equity Residential*	4.7
Prologis, Inc.*	4.6
Health Care REIT, Inc.*	4.5
HCP, Inc.*	4.2
Boston Properties, Inc.*	4.2
Macerich Co., The*	3.9
Vornado Realty Trust	3.0

Top Ten as a Group	47.2%

* Top Ten Holding at April 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Real Estate Securities Fund

Schedule of Portfolio Investments

October 31, 2012

	Shares	Value

Common Stocks - 0.6%
Orient-Express Hotels, Ltd., Class A (Hotels) (cost $738,170)*	89,125	$1,045,436
REITs - 97.2%
Apartments - 20.3%
American Campus Communities, Inc.	72,150	3,269,117
Apartment Investment & Management Co.	44,420	1,185,570
AvalonBay Communities, Inc.	31,050	4,209,138
BRE Properties, Inc.	50,120	2,423,302
Camden Property Trust	52,730	3,460,670
Colonial Properties Trust	68,430	1,480,141
Equity Residential	137,450	7,891,004
Essex Property Trust, Inc.	27,930	4,189,500
Home Properties, Inc.	19,500	1,185,405
UDR, Inc.	204,330	4,959,089
Total Apartments		34,252,936
Diversified - 8.3%
Digital Realty Trust, Inc.	75,240	4,621,993
Duke Realty Corp.	138,360	2,003,453
Lexington Realty Trust	49,620	470,894
Liberty Property Trust	55,490	1,948,809
Vornado Realty Trust	61,830	4,959,384
Total Diversified		14,004,533
Health Care - 14.2%
HCP, Inc.	161,210	7,141,603
Health Care REIT, Inc.	128,400	7,630,812
Senior Housing Properties Trust	34,500	758,310
Ventas, Inc.	132,100	8,357,967
Total Health Care		23,888,692
Hotels - 5.3%
DiamondRock Hospitality Co.	127,334	1,079,792
Host Hotels & Resorts, Inc.	229,190	3,314,087
LaSalle Hotel Properties	92,180	2,206,789
Pebblebrook Hotel Trust	15,980	339,096
RLJ Lodging Trust	83,800	1,493,316
Sunstone Hotel Investors, Inc.*	53,990	533,421
Total Hotels		8,966,501
Manufactured Homes - 0.4%
Equity Lifestyle Properties, Inc.	9,086	611,760
Office Properties - 12.7%
Alexandria Real Estate Equities, Inc.	29,520	2,079,094
Boston Properties, Inc.	67,100	7,132,730
Brandywine Realty Trust	82,850	961,060
CommonWealth REIT	54,440	746,372

	Shares	Value

Highwoods Properties, Inc.	42,920	$1,384,170
Hudson Pacific Properties, Inc.	26,440	501,567
Kilroy Realty Corp.	7,640	339,292
Mack-Cali Realty Corp.	77,348	2,010,275
Piedmont Office Realty Trust, Inc.	104,840	1,866,152
SL Green Realty Corp.	58,330	4,392,249
Total Office Properties		21,412,961
Regional Malls - 16.9%
CBL & Associates Properties, Inc.	54,430	1,217,599
General Growth Properties, Inc.	170,570	3,353,406
Macerich Co., The	115,220	6,567,540
Simon Property Group, Inc.	81,590	12,418,814
Tanger Factory Outlet Centers	113,590	3,574,677
Taubman Centers, Inc.	16,550	1,300,003
Total Regional Malls		28,432,039
Shopping Centers - 6.6%
Acadia Realty Trust	33,220	853,090
DDR Corp.	204,650	3,143,424
Equity One, Inc.	31,240	652,916
Excel Trust, Inc.	58,020	713,646
Kimco Realty Corp.	219,570	4,286,006
Regency Centers Corp.	31,850	1,529,437
Total Shopping Centers		11,178,519
Single Tenant - 1.3%
National Retail Properties, Inc.	44,460	1,408,493
Spirit Realty Capital, Inc.*	43,190	705,725
Total Single Tenant		2,114,218
Storage - 5.7%
Public Storage	69,200	9,593,196
Warehouse/Industrials - 5.5%
First Industrial Realty Trust, Inc.*	104,730	1,398,146
Prologis, Inc.	227,590	7,804,061
Total Warehouse/Industrials		9,202,207
Total REITs (cost $156,924,921)		163,657,562
Other Investment Companies - 2.0%[2]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.07% (cost $3,294,099)	3,294,099	3,294,099
Total Investments - 99.8% (cost $160,957,190)		167,997,097
Other Assets, less Liabilities - 0.2%		371,263
Net Assets - 100.0%		$168,368,360

The accompanying notes are an integral part of these financial statements.

Managers California Intermediate Tax-Free Fund

Investment Manager’s Comments

The Managers California Intermediate Tax-Free Fund’s (the “Fund”) objective is to achieve income free from Federal income taxes and California state income taxes, including the Alternative Minimum Tax (“AMT”).

The Fund invests at least 80% of its total assets in intermediate-term California municipal bonds that are free from both Federal and California state income taxes, including the AMT. The Fund’s securities will have quality ratings comparable to the four highest rating categories of Moody’s or Standard & Poor’s. The dollar-weighted average maturity of these intermediate-term securities is normally three to 10 years. The Fund’s benchmark is the Barclays 5-Year Municipal Bond Index.

The Portfolio Manager

Miller Tabak Asset Management (“MTAM”), the subadvisor for the Fund, was founded in early 2008, and is a division of Miller Tabak + Co. LLC (“Miller Tabak”). Miller Tabak is a 29 year-old institutional trading firm that specializes in the discrete handling of stock purchases and sales, portfolio rebalancing, and listed options. MTAM focuses exclusively on managing municipal bond portfolios and is based in New York City.

Philosophy

The MTAM team focuses on purchasing municipal credits exhibiting improving credit characteristics while maintaining geographic and economic diversity as key elements in the portfolio-construction process. MTAM believes proactive total-return portfolio management offers greater potential rewards in an increasingly inefficient municipal bond market. Achieving reasonable and consistent growth of clients’ capital without taking elevated levels of principal risk is MTAM’s objective.

The California municipal bond market is a unique sector within the domestic fixed-income universe, consisting of over 6,000 issuers with distinct security structures and varying credit risks. MTAM seeks to exploit these nuances through a disciplined, risk-controlled, relative-value investment management process.

Process

•	Active total-return portfolio management is MTAM’s central theme for achieving objectives that benefit the Fund

•	MTAM is committed to extensive, proprietary, and original research and analysis

•	MTAM follows a disciplined and well-defined investment process

MTAM’s investment process can be divided into two distinct parts. The first part focuses on risk analysis. MTAM’s risk analysis has two components, interest-rate analysis and credit-risk analysis. MTAM strives to control interest-rate volatility by defining the appropriate ranges for duration and maturity based on the Fund’s predetermined liquidity requirements, the specific risk profile, and the given market environment.

The second component of MTAM’s risk analysis focuses on credit risk. MTAM applies rigorous standards for tax-exempt issuers, continually reviews financial statements, and closely monitors rating agency commentary and relative trading spreads in the secondary market.

Michael Pietronico, the Fund’s portfolio manager, has 16 years experience managing municipal bond portfolios, which gives him excellent knowledge of the key factors influencing the municipal bond market and an experienced eye to identify high-quality California municipal bonds.

The second major part of MTAM’s investment process assesses relative value. MTAM starts by creating expectations for the slope of the yield curve and yield spreads going forward. Once forecasts are finalized, MTAM assesses how its forecast and other potential outcomes may affect market prices. This ultimately helps MTAM identify what securities are most attractively valued and offer the best risk-adjusted return. MTAM also uses its market outlook to determine what sectors of the municipal market will add to and detract from performance and adjust weightings accordingly. Lastly, credit research at the security level is undertaken to analyze credit quality, yield, duration, structure, and call protection in order to assess a security’s potential contribution to the Fund.

Buy Discipline

There are three parts to MTAM’s buy discipline:

Supply Analysis

Macro View

Aggregate Municipal Supply

Secondary Market Supply

Dealer Inventories

Micro View

Supply/Demand Per State

Credit Analysis

Macro View

Major Economic Trends in Place

Micro View

Legal Structure of Securities

Service-Area Economic Performance

Project and System Operations

Individual Bond Structure Analysis

Prepayment Risk

Original Issue Discount

Reinvestment Risk

Municipal Bond Credit Research – Credit Review Process

1. Comprehensive bottom-up analysis of issuer, pledged security, and historical economic performance

2. Site visits and conference calls with key public officials

3. Comprehensive financial statement review with feasibility analysis

4. Negotiate with underwriters to strengthen key security covenants and secure optimal pricing

Managers California Intermediate Tax-Free Fund

Investment Manager’s Comments (continued)

5. Limits are implemented upon credit approval exposure

Credit Surveillance

•	Monitoring

•	Database is maintained for holdings by issuer and Fund exposure

•	Exposure

•	The relevant performance statistics are tracked on a monthly, quarterly, and annual basis to help capture meaningful trends, for example trading spreads

•	Information

•	Outside resources are utilized; for example financial statement repositories, industry publications, internet search engines, and rating agencies

Sell Discipline

An individual security may become a candidate for sale for any of the following reasons:

•	The issuers investment fundamentals begin to deteriorate

•	To take advantage of more attractive yield opportunities

•	The individual security no longer appears to meet the portfolio’s investment objective(s)

•	To meet liquidity needs

•	To help shorten or lengthen the overall duration of the portfolio The Year in Review.

For the 12 months ended October 31, 2012, the Managers California Intermediate Tax-Free Fund returned 8.27%. The Fund’s benchmark, the Barclays 5-Year Municipal Bond Index, returned 5.42% during the same time period.

For the 12 months ended October 31, 2012, the Managers California Intermediate Tax-Free Fund returned 8.27%. The Fund’s benchmark, the Barclays 5-Year Municipal Bond Index, returned 5.42% during the same time period.

Investors in tax-free municipal bonds once again enjoyed positive returns for the recent fiscal year. Despite a 40% year-over-year jump in municipal bond issuance, buyers continually outpaced sellers as holding cash remained unattractive to many investors. As has been the case for some time, those who chose to invest further out along the yield curve were rewarded with better overall returns. Lower quality municipals continued to outperform “AAA” rated issuers as investors became more comfortable reaching for extra yield in an environment where the Federal Reserve continues to inflict hardship on those who rely on income.

The Fund’s performance was driven by its longer than benchmark duration as municipal bond interest rates fell during the fiscal year ending October 31. 2012. The Fund’s performance benefitted from the financially sound nature of many of the issuers we have invested in on behalf of the shareholders. The market has rewarded those issuers which are deemed to be on solid financial footing by bidding up the prices of their bonds, and the Fund has been positively influenced by this dynamic. Detracting from overall performance was the Fund’s underweighting in bonds maturing in 20 years or longer as interest rates declined strongly over this time period. The Federal Reserve’s highly accommodative interest rate policy during the fiscal year was the main driver of performance as investors continued to pour money into the asset class looking for higher levels of overall income.

Looking Forward

MTAM believes the California market should remain buoyant in terms of demand as the state income tax has once again been raised to help balance the budget. This combined with the approaching “fiscal cliff” should keep the overall level of income taxes moving up and as such this puts a premium on the tax-free bond asset class – with California debt even that much more attractive relative to the nation. This outlook bodes well for the Fund’s overall longer than benchmark duration as we see the interest rate outlook as quite benign given the headwinds the U.S. economy faces. We believe the portfolio is well positioned due to its healthy allocation to bonds rated in the “A” category as we see continued pressure on credit spreads to tighten further due to the Federal Reserve’s ultra easy monetary policy.

Past mismanagement of fiscal issues by many municipalities are in the process of being repaired, so as an asset class, we see tax-free bonds as clearly a place conservative investors should pay attention to. We are mindful of the growing potential for bankruptcies by California municipalities, so clients should expect MTAM to continue to remain quite conservative in the issuers we select for the Fund. The culture of our firm continues to be one where safeguarding your assets is of the highest importance. The global economy is challenged right now – we are working especially diligently to make sure the Portfolio is not.

The views expressed represent the opinions of Miller Tabak Asset Management as of October 31, 2012 and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers California Intermediate Tax-Free Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This chart compares a hypothetical $10,000 investment made in Managers California Intermediate Tax-Free Fund on October 31, 2002, to a $10,000 investment made in the Barclays Capital U.S. Municipal Bond: 5 Year Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

Managers California Intermediate Tax-Free Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers California Intermediate Tax-Free Fund and the Barclays U.S. Municipal Bond: 5 Year Index for the same time periods ended October 31, 2012.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years
Managers California Intermediate Tax-Free Fund[2,3,4,5,6,7,8]	8.27%	4.95%	4.48%
Barclays U.S. Municipal Bond: 5 Year Index[9]	5.42%	5.65%	4.48%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2012. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors.
[4]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.
[5]	The Fund is subject to risks associated from economic, political, geographic, and demographic conditions of California that could adversely affect the value of the Fund’s investment portfolio.
[6]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
[7]	Issuer of bonds may not be able to meet interest or principal payments when the bonds come due.
[8]	Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
[9]	Barclays U.S. Municipal Bond: 5 Year Index provides a broad-based performance measure of the U.S. municipal bond market, consisting of securities with 4-6 year maturities. The Index tracks general obligation, revenue, insured, and prerefunded bonds with a minimum credit rating of Baa by Moody’s. Unlike the Fund, the Barclays U.S. Municipal Bond: 5 Year Index is unmanaged, is not available for investment, and does not incur expenses.
Not FDIC insured, nor bank guaranteed. May lose value.

Managers California Intermediate Tax-Free Fund

Fund Snapshots

October 31, 2012

Portfolio Breakdown (unaudited)

Rating	Managers California Intermediate Tax-Free Fund**
Aaa	0.7%
Aa	53.5%
A	45.8%

**	As a percentage of market value of fixed income securities.

Chart	does not include equity securities

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Santa Ana, CA Unified School District, Election 2008, Series A, 5.250%, 08/01/25*	5.4%
Los Angeles, CA Municipal Improvement Corp. Lease Revenue, Police Headquarters Facility, Series A, 5.000%, 01/01/25 (FGIC Insured)*	3.0
San Bernardino, CA Community College District, Election 2008, Series A, 6.25%, 08/01/23*	2.8
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A, 4.375%, 08/01/20*	2.7
Los Angeles, CA Municipal Improvement Lease Revenue, Capital Equipment, Series A, 5.000%, 09/01/23*	2.6
Port of Oakland, CA Series B, 5.000%, 11/01/21 (National Insured)*	2.5
Val Verde, CA Unified School District General Obligation, Election 2008, Series A, 5.500%, 08/01/24*	2.5
Fairfield-Suisun, CA Unified School District General Obligation, Election 2002, 5.000%, 08/01/24 (National Insured)*	2.2
California State Public Works Board, Series A, 5.000%, 04/01/24*	2.2
Santa Clara County, CA East Side Union High School District General Obligation, Series B, 5.100%, 02/01/22 (National Insured)	2.1

Top Ten as a Group	28.0%

*	Top Ten Holding at April 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments

October 31, 2012

	Principal Amount	Value

Municipal Bonds - 97.0%
Alvord, CA Unified School District General Obligation, Election 2007, Series A, 5.000%, 08/01/23 (AGM Insured)	$285,000	$324,823
Alvord, CA Unified School District General Obligation, Series A, 5.900%, 02/01/17 (National Insured)	110,000	126,767
Alvord, CA Unified School District General Obligation, Series A, 5.900%, 02/01/24 (National Insured)	225,000	276,455
Bakersfield, CA City School District, Series A, 5.250%, 11/01/21 (AGM Insured)	110,000	121,538
Bakersfield, CA Wastewater Revenue, Series A, 5.000%, 09/15/19 (AGM Insured)	175,000	203,877
Bakersfield, CA Wastewater Revenue, Series A, 5.000%, 09/15/22 (AGM Insured)	200,000	227,558
Barstow, CA Unified Unified School District General Obligation, Election 2001, Series B, 5.000%, 08/01/24 (National Insured)	375,000	388,695
Bay Area, CA Toll Authority Toll Bridge Revenue, Series F, 5.000%, 04/01/17	20,000	23,619
Bay Area, CA Toll Authority Toll Bridge Revenue, Series F, 5.000%, 04/01/22	35,000	40,260
Benicia, CA Unified School District General Obligation, 4.000%, 08/01/19	100,000	112,682
Bonita, CA Unified School District, Election 2004, Series B, 5.000%, 08/01/16 (FGIC Insured)	50,000	56,749
Butte-Glenn Counties, CA Community College District General Obligation, Series B, 5.000%, 08/01/23 (National Insured)	325,000	355,036
California Resource Efficiency Financing Authority, Series A, 5.000%, 07/01/23 (AMBAC Insured)	50,000	51,572
California State Department of Water Resources, Water System Revenue, Series A, 5.000%, 12/01/20	25,000	30,376
California State Educational Facilities Authority, Santa Clara University, 5.000%, 09/01/23	100,000	124,478
California State Public Works Board, Series A, 6.000%, 04/01/24	500,000	609,590
California State Public Works Board, Series B, 5.250%, 03/01/19 (AMBAC Insured)	200,000	200,652
California State Public Works Board, Series C, 4.500%, 06/01/17	50,000	58,191
Carlsbad, CA Unified School District General Obligation, Election 2006, Series A, 5.000%, 08/01/21 (National Insured)	20,000	22,632
Carlsbad, CA Unified School District General Obligation, Series B, 5.250%, 05/01/25	70,000	81,967
Centinela Valley Union High School District, Series A, 5.500%, 02/01/24 (National Insured)	100,000	119,371
Central Marin, CA Sanitation Agency Revenue, 5.000%, 09/01/21 (National Insured)	100,000	109,745
Central, CA Unified School District General Obligation, 5.000%, 07/01/21 (National Insured)	75,000	79,447
Central, CA Unified School District General Obligation, 5.000%, 08/01/22 (Assured Guaranty)	25,000	28,937
Central, CA Unified School District General Obligation, 5.000%, 07/01/23 (National Insured)	25,000	26,285
Cerritos, CA Community College General Obligation, Election 2004, Series C, 5.250%, 08/01/25	15,000	17,492
Citrus, CA Community College District General Obligation, Election 2004, Series B, 5.000%, 06/01/22 (National Insured)	20,000	22,220
City of Costa Mesa, CA COP, Police Facility Expansion Project, 4.300%, 10/01/26 (National Insured)	25,000	26,674
City of El Paso De Robles, CA General Obligation, 5.000%, 08/01/23 (National Insured)	125,000	134,859
City of El Paso De Robles, CA General Obligation, 5.000%, 08/01/25 (National Insured)	250,000	267,445
City of El Paso De Robles, CA General Obligation, 5.000%, 08/01/27 (National Insured)	20,000	21,346
Clovis, CA Unified School District General Obligation, Election 2004, Series B, 5.000%, 08/01/23 (National Insured)	115,000	134,144
Clovis, CA Unified School District General Obligation, Election 2004, Series B, 5.000%, 08/01/25 (National Insured)	65,000	70,160
Corona-Norca, CA Unified School District, Election 2006, Series A, 5.000%, 08/01/24 (AGM Insured)	75,000	84,076
Corona-Norca, CA Unified School District, Election 2006, Series A, 5.000%, 08/01/25 (AGM Insured)	50,000	55,813
Covina-Valley, CA Unified School District, Election 2006, Series A, 5.000%, 08/01/21 (National Insured)	410,000	432,907
Desert Sands, CA Unified School District General Obligation, Election 2001, 5.000%, 08/01/16	50,000	57,163
Desert Sands, CA Unified School District General Obligation, Election 2001, 5.000%, 08/01/26	175,000	198,950
Desert Sands, CA Unified School District General Obligation, Election 2001, 5.000%, 08/01/27	245,000	277,406

The accompanying notes are an integral part of these financial statements.

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Municipal Bonds - 97.0% (continued)
Desert Sands, CA Unified School District General Obligation, Election 2001, 5.500%, 08/01/28	$25,000	$28,827
Desert Sands, CA Unified School District, Election 2001, 5.000%, 06/01/22 (AMBAC Insured)	40,000	44,600
Eastern, CA Municipal Water District, Water & Sewer Revenue, Series A, 5.000%, 07/01/21 (National Insured)	330,000	369,927
El Monte, CA City School District General Obligation, Election 2004, Series A, 4.250%, 05/01/15 (FGIC Insured)	150,000	162,223
El Monte, CA Union High School District General Obligation, Election 2002, Series C, 5.000%, 06/01/21 (AGM Insured)	40,000	46,138
Fairfield-Suisun, CA Unified School District General Obligation, Election 2002, 5.000%, 08/01/24 (National Insured)	565,000	611,019
Fairfield-Suisun, CA Unified School District General Obligation, Election 2002, 5.250%, 08/01/23 (National Insured)	240,000	260,587
Fairfield-Suisun, CA Unified School District, Election 2002, 5.250%, 08/01/16 (National Insured)	70,000	76,005
Fresno County, CA Unified School District General Obligation, Series C, 5.900%, 08/01/22 (National Insured)	25,000	30,312
Golden West, CA Schools Financing Authority General Obligation, 5.250%, 09/01/24 (National Insured)	365,000	467,174
Grossmont, CA Union High School District General Obligation, 5.000%, 08/01/23 (National Insured)	85,000	95,590
Grossmont-Cuyamaca, CA Community College District General Obligation, Series C, 5.000%, 08/01/24 (Assured Guaranty)	50,000	57,363
Hemet, CA Unified School District General Obligation, Series A, 5.000%, 08/01/22 (AGM Insured)	125,000	135,850
Imperial, CA Irrigation District Electric System Revenue, Series A, 5.250%, 11/01/24	100,000	113,777
Long Beach, CA Unified School District General Obligation Refunding, Series A, 5.000%, 08/01/25	30,000	35,154
Long Beach, CA Unified School District General Obligation, Series A, 5.500%, 08/01/26	85,000	100,201
Los Angeles County, CA Metropolitan Transportation Authority Sales Tax Revenue, Proposition C, Series E, 5.000%, 07/01/25	35,000	40,917
Los Angeles County, CA Public Works Financing Authority, 5.000%, 10/01/15 (National Insured)	15,000	16,889
Los Angeles County, CA Public Works Financing Authority Revenue, Series A, 5.250%, 10/01/16 (AGM Insured)	25,000	29,407
Los Angeles County, CA Sanitation Districts Financing Authority Capital Projects Revenue, 5.000%, 10/01/23 (FGIC Insured)	80,000	87,978
Los Angeles, CA Harbor Department Revenue, Series A, 4.000%, 08/01/17	25,000	28,839
Los Angeles, CA Harbor Department Revenue, Series B, 5.000%, 08/01/20 (National Insured)	275,000	312,741
Los Angeles, CA Municipal Improvement Corp. Lease Revenue, Police Headquarters Facility, Series A, 5.000%, 01/01/25 (FGIC Insured)	780,000	843,344
Los Angeles, CA Municipal Improvement Corp. Lease Revenue, Real Property, Series B, 4.750%, 09/01/26	100,000	107,729
Los Angeles, CA Municipal Improvement Corp. Lease Revenue, Series A, 5.000%, 09/01/24	100,000	110,889
Los Angeles, CA Municipal Improvement Corp. Lease Revenue, Series C, 5.000%, 09/01/18	300,000	349,224
Los Angeles, CA Municipal Improvement Corp. Revenue, Prerefunded, Series B1, 5.000%, 08/01/21 (FGIC Insured)	5,000	5,407
Los Angeles, CA Municipal Improvement Corp. Revenue, Unrefunded, Series B1, 5.000%, 08/01/21 (FGIC Insured)	120,000	127,308
Los Angeles, CA Municipal Improvement Corp. Revenue, Unrefunded, Series B1, 5.000%, 08/01/23 (FGIC Insured)	50,000	52,673
Los Angeles, CA Municipal Improvement Corp. Revenue, Unrefunded, Series B1, 5.000%, 08/01/26 (FGIC Insured)	200,000	209,566
Los Angeles, CA Municipal Improvement Lease Revenue, Capital Equipment, Series A, 5.000%, 09/01/16	160,000	180,659
Los Angeles, CA Municipal Improvement Lease Revenue, Capital Equipment, Series A, 5.000%, 09/01/23	640,000	712,589
Los Angeles, CA Municipal Improvement Revenue, Capital Equipment, Series 2008 A, 5.000%, 09/01/25	50,000	55,248
Los Angeles, CA Unified School District General Obligation, Election 2004, Series G, 5.000%, 07/01/24 (AMBAC Insured)	35,000	39,635
Madera, CA Unified School District General Obligation, 4.000%, 08/01/25 (AGM Insured)	60,000	64,664
Monrovia, CA Unified School District General Obligation, Election 2006, Series B, 5.250%, 08/01/25 (FSA Insured)	30,000	34,247
Montebello, CA Unified School District General Obligation, Election 2004, 4.200%, 08/01/22 (National Insured)	100,000	104,281
Moreland, CA School District General Obligation, Series A, 5.000%, 08/01/15 (AMBAC Insured)	50,000	54,706

The accompanying notes are an integral part of these financial statements.

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Municipal Bonds - 97.0% (continued)
Moreno Valley, CA Unified School District, 5.000%, 08/01/17 (National Insured)	$50,000	$57,016
Moreno Valley, CA Unified School District General Obligation, 5.000%, 08/01/16 (National Insured)	25,000	28,053
Orange County, CA Sanitation District COP, Series A, 5.000%, 02/01/22	135,000	159,596
Peralta, CA Community College District General Obligation, Election 2006, Series B, 5.250%, 08/01/22 (AGM Insured)	45,000	51,187
Peralta, CA Community College District General Obligation, Series A, 5.000%, 08/01/24 (National Insured)	50,000	55,073
Perris, CA Union High School District General Obligation, Election 2004, Series A, 5.000%, 09/01/26 (FGIC Insured)	15,000	15,785
Placentia-Yorba Linda, CA Unified School District General Obligation, Election 2002, Series B, 5.500%, 08/01/27 (FGIC Insured)	65,000	70,857
Port of Oakland, CA Revenue, Series B, 5.000%, 11/01/17 (National Insured)	10,000	11,803
Port of Oakland, CA Revenue, Series B, 5.000%, 11/01/22 (National Insured)	30,000	33,245
Port of Oakland, CA Revenue, Series B, 5.000%, 11/01/26 (National Insured)	275,000	299,909
Port of Oakland, CA Revenue, Series C, 5.000%, 11/01/15 (National Insured)	310,000	347,693
Port of Oakland, CA Revenue, Series C, 5.000%, 11/01/17 (National Insured)	275,000	324,580
Port of Oakland, CA Series B, 5.000%, 11/01/16 (National Insured)	255,000	294,030
Port of Oakland, CA Series B, 5.000%, 11/01/21 (National Insured)	625,000	696,612
Port of Oakland, CA Series B, 5.000%, 11/01/24 (National Insured)	75,000	82,303
Puerto Rico Sales Tax Financing Corp. Revenue, Prerefunded, Series 2009 A, 5.000%, 08/01/18	20,000	24,829
Puerto Rico Sales Tax Financing Corp. Revenue, Unrefunded Balance, Series 2009 A, 5.000%, 08/01/18	50,000	57,421
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A, 4.375%, 08/01/20	685,000	750,054
Rescue, CA Union School District General Obligation, 5.000%, 09/01/21 (National Insured)	25,000	30,742
Rescue, CA Union School District General Obligation, 5.000%, 07/01/23 (National Insured)	50,000	61,418
Riverside, CA Community College District, 5.000%, 08/01/24 (AGM Insured)	35,000	38,502
Riverside, CA Unified School District General Obligation, Election 2001, Series B, 4.000%, 08/01/17 (National Insured)	75,000	81,217
Rosemead, CA School District General Obligation, Election 2000, Series D, 5.250%, 08/01/24 (AGM Insured)	150,000	172,618
Rosemead, CA School District General Obligation, Election 2000, Series D, 5.250%, 08/01/25 (AGM Insured)	55,000	62,569
Rosemead, CA School District General Obligation, Election 2000, Series D, 5.250%, 08/01/26 (AGM Insured)	145,000	164,292
Rosemead, CA School District General Obligation, Election 2000, Series D, 5.500%, 08/01/28 (AGM Insured)	125,000	143,030
Roseville, CA Joint Union High School District General Obligation, Election 2004, Series A, 5.000%, 08/01/26 (FGIC Insured)	120,000	127,457
Sacramento, CA City Financing Authority Revenue, 5.000%, 12/01/14 (National Insured)	50,000	54,016
Sacramento, CA Municipal Utility District Electric Revenue, Series K, 5.250%, 07/01/24 (AMBAC Insured)	145,000	179,864
Sacramento, CA Municipal Utility District Unrefunded Balance Revenue, Series R, 5.000%, 08/15/18 (National Insured)	45,000	46,580
San Bernardino, CA Community College District General Obligation, Election 2008, Series A, 6.375%, 08/01/26	480,000	587,467
San Bernardino, CA Community College District General Obligation, Series C, 5.000%, 08/01/26 (AGM Insured)	175,000	195,426
San Bernardino, CA Community College District, Election 2008, Series A, 6.250%, 08/01/23	620,000	765,198
San Diego, CA Public Facilities Financing Authority Sewer Revenue, Series B, 5.000%, 05/15/21	50,000	60,947
San Diego, CA Public Facilities Financing Authority Water Revenue, Series B, 5.000%, 08/01/20	30,000	37,052
San Diego, CA Unified Port District Revenue, Series B, 5.000%, 09/01/23 (National Insured)	325,000	341,455
San Francisco, CA City & County Airports Commission Revenue, Second Series Issue 32F, 5.250%, 05/01/17 (FGIC Insured)	465,000	546,835
San Francisco, CA City & County Airports Commission Revenue, Second Series, Issue 34F, 5.000%, 05/01/16 (Assured Guaranty)	95,000	107,978

The accompanying notes are an integral part of these financial statements.

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Municipal Bonds - 97.0% (continued)
San Francisco, CA City and County General Obligation, Laguna Honda Hospital, Series R3, 5.000%, 06/15/23	$50,000	$54,531
San Francisco, CA City & County Unified School District General Obligation, Election 2003, Series C, 5.000%, 06/15/22 (National Insured)	55,000	62,783
San Juan, CA Unified School District General Obligation, Election 2002, Series A, 5.000%, 08/01/16 (National Insured)	150,000	162,217
Santa Ana, CA Unified School District General Obligation, Series A, 5.250%, 08/01/26	500,000	570,480
Santa Ana, CA Unified School District, Election 2008, Series A, 5.250%, 08/01/25	1,300,000	1,487,733
Santa Clara County, CA East Side Union High School District General Obligation, Election 2002, Series D, 5.000%, 08/01/19 (XLCA Insured)	330,000	346,952
Santa Clara County, CA East Side Union High School District General Obligation, Election 2002, Series H, 5.000%, 08/01/19 (Assured Guaranty)	100,000	118,089
Santa Clara County, CA East Side Union High School District General Obligation, Series A, 4.000%, 09/01/18 (AMBAC Insured)	75,000	82,259
Santa Clara County, CA East Side Union High School District General Obligation, Series B, 5.100%, 02/01/16 (National Insured)	250,000	280,962
Santa Clara County, CA East Side Union High School District General Obligation, Series B, 5.100%, 02/01/22 (National Insured)	500,000	593,025
Santa Clara County, CA East Side Union High School District General Obligation, Series B, 5.250%, 02/01/24 (National Insured)	40,000	48,959
Santa Clara County, CA Financing Authority Lease Revenue, Series A, 5.000%, 11/15/21	185,000	214,772
Santa Clara County, CA San Jose Unified School District General Obligation, Election 2002, Series C, 5.000%, 08/01/24 (FGIC Insured)	200,000	226,290
Santa Rosa, CA High School District, Election of 2002, 5.000%, 08/01/19 (National Insured)	100,000	101,852
Sierra Sands, CA Unified School District General Obligation, Series A, 5.000%, 11/01/22 (FGIC Insured)	50,000	54,085
Sierra, CA Joint Community College District, School Facilities District No. 1, Election 2004, 5.000%, 08/01/24 (National Insured)	100,000	109,556
Sierra, CA Joint Community College District, School Facilities District No. 1, Election 2004, 5.000%, 08/01/25 (National Insured)	100,000	108,861
Solano County, CA Community College District, 4.000%, 08/01/15 (National Insured)	25,000	27,206
Solano County, CA Community College District, 5.000%, 08/01/16 (National Insured)	40,000	44,600
Sonoma County, CA Junior College District General Obligation, Series D, 5.000%, 08/01/16	15,000	17,400
South Western, CA Community College District General Obligation, 5.000%, 08/01/23 (National Insured)	285,000	320,351
Southern California Public Power Authority Revenue, Southern Transmission Project, Series B, 5.750%, 07/01/24	75,000	89,215
State Center, CA Community College District General Obligation, Election 2002, Series A, 4.000%, 08/01/16 (AGM Insured)	60,000	67,105
Sweetwater, CA Authority Water Revenue, 5.000%, 04/01/17 (AMBAC Insured)	50,000	55,183
Tahoe-Truckee, CA Unified School District General Obligation, 5.500%, 08/01/19 (National Insured)	75,000	94,873
Tracy, CA Joint Unified School District General Obligation, Election 2006, 5.000%, 08/01/25 (Assured Guaranty)	100,000	106,727
Tustin, CA Unified School District No. 2002-1 General Obligation, Election 2002, Series B, 4.250%, 06/01/15 (AMBAC Insured)	50,000	54,263
Vacaville, CA Unified School District General Obligation, Election 2001, 5.000%, 08/01/16 (National Insured)	120,000	131,226
Vacaville, CA Unified School District General Obligation, Election 2001, 5.000%, 08/01/17 (National Insured)	40,000	43,427
Vacaville, CA Unified School District General Obligation, Election 2001, 5.000%, 08/01/22 (National Insured)	15,000	16,156
Vacaville, CA Unified School District General Obligation, Election 2001, 5.000%, 08/01/25 (AMBAC Insured)	350,000	375,816
Vacaville, CA Unified School District General Obligation, Election 2001, 5.000%, 08/01/26 (AMBAC Insured)	85,000	91,024
Val Verde, CA Unified School District General Obligation, Election 2008, Series A, 5.500%, 08/01/22	100,000	114,104
Val Verde, CA Unified School District General Obligation, Election 2008, Series A, 5.500%, 08/01/24	615,000	694,433

The accompanying notes are an integral part of these financial statements.

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Municipal Bonds - 97.0% (continued)
Wasco, CA Union High School District General Obligation, Election 2008, Series B, 4.000%, 08/01/25 (AGM Insured)	$35,000	$37,386
West Contra Costa, CA Unified School District General Obligation, Election 2005, Series B, 6.000%, 08/01/21	75,000	95,896
Wiseburn, CA School District, Class A, 5.000%, 08/01/16 (National Insured)	75,000	82,998
Yosemite, CA Community College District General Obligation, Prerefunded, Election 2004, Series A, 5.000%, 08/01/22 (FGIC Insured)	420,000	472,328
Yosemite, CA Community College District General Obligation, Unrefunded, Election 2004, Series A, 5.000%, 08/01/22 (FGIC Insured)	95,000	105,212
Yuba, CA Community College District General Obligation, Election 2006, Series A, 5.000%, 08/01/23 (AMBAC Insured)	90,000	100,206
Yuba, CA Community College District General Obligation, Election 2006, Series A, 5.000%, 08/01/24 (AMBAC Insured)	25,000	27,729
Total Municipal Bonds (cost $24,814,438)		26,858,623

	Shares
Other Investment Companies - 2.0%[2]
BlackRock Liquidity Funds, California Money Fund - Institutional Class Shares, 0.04% (cost $560,188)	560,188	560,188
Total Investments - 99.0% (cost $25,374,626)[5]		27,418,811
Other Assets, less Liabilities - 1.0%		274,447
Net Assets - 100.0%		$27,693,258

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At October 31, 2012, the approximate cost of investments for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Managers Frontier Small Cap Growth Fund	$89,273,298	$11,788,534	$(8,854,949)	$2,933,585
Managers AMG TSCM Growth Equity Fund	22,502,638	3,484,425	(359,241)	3,125,184
Managers Micro-Cap Fund	118,910,319	28,328,994	(6,075,815)	22,253,179
Managers Real Estate Securities Fund	162,197,042	8,116,566	(2,316,511)	5,800,055
Managers California Intermediate Tax-Free Fund	25,374,626	2,048,518	(4,333)	2,044,185

*	Non-income-producing security.
[1]	Some or all of these shares were out on loan to various brokers as of October 31, 2012 amounting to:

Fund	Market Value	% of Net Assets
Managers Frontier Small Cap Growth Fund	$4,819,116	5.6%
Managers Micro-Cap Fund	306,348	0.2%

[2]	Yield shown for each investment company represents the October 31, 2012, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[3]	Collateral received from brokers for securities lending was invested in the short-term investment.
[4]

Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a current sale. The Funds may not invest more than 15% of their net assets in illiquid securities. All securities are valued by an independent pricing agent and are fair valued at Level 2. Illiquid securities market value at October 31, 2012 amounted to the following:

Fund	Market Value	% of Net Assets
Managers Micro-Cap Fund	$121,590	0.1%

[5]

At October 31, 2012, the concentration of the Fund’s investments by state or territory determined as a percentage of net assets was as follows: California 94.0% and Puerto Rico 3.0%. At October 31, 2012, 63.5% of the securities in the portfolio were backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets were as follows: National Insured 37.3% and FGIC 11.6%.

As of October 31, 2012, the securities in Managers Frontier Small Cap Growth Fund, Managers AMG TSCM Growth Equity Fund and Managers Real Estate Securities Fund were all valued using Level 1 inputs. For a detailed break-out of the common stocks and REITs by major industry classification, please refer to the respective Schedule of Portfolio Investments previously presented in this report.

The following tables summarize the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of October 31, 2012. (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers Micro-Cap Fund
Investments in Securities
Common Stocks†	$135,954,369	$121,590	—	$136,075,959
Exchange Traded Funds	340,868	—	—	340,868
Other Investment Companies	4,746,671	—	—	4,746,671

Total Investments in Securities	$141,041,908	$121,590	—	$141,163,498

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers California Intermediate Tax-Free Fund
Investments in Securities
Municipal Bonds††	—	$26,858,623	—	$26,858,623
Other Investment Companies	$560,188	—	—	560,188

Total Investments in Securities	$560,188	$26,858,623	—	$27,418,811

†	For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments. The only Level 2 security is classified in the Industrials industry.
††	All municipal bonds held in the Fund are Level 2 securities. For a detailed break-out of securities, please refer to the Schedule of Portfolio Investments.

As of October 31, 2012, the Funds had no transfers between levels from the beginning of the reporting period.

Investments Definitions and Abbreviations:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

AMBAC:	Ambac Assurance Corp.
AGM:	Assured Guaranty Municipal Corp.
COP:	Certificates of Participation
ETF:	Exchange Traded Fund
FGIC:	Financial Guaranty Insurance Company
FSA:	FSA Capital, Inc.
National:	National Public Finance Guarantee Corp.
REIT:	Real Estate Investment Trust
XCLA:	XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2012

	Managers Frontier Small Cap Growth Fund	Managers AMG TSCM Growth Equity Fund	Managers Micro-Cap Fund
Assets:
Investments at value* (including securities on loan valued at $4,819,116, $0 and $306,348, respectively)	$92,206,883	$25,627,822	$141,163,498
Receivable for investments sold	175,828	46,849	262,080
Receivable for Fund shares sold	6,598	17,590	35,737
Dividends, interest and other receivables	27,425	3,042	29,736
Receivable from affiliate	8,638	23,533	28,825
Prepaid expenses	16,509	21,930	18,542
Total assets	92,441,881	25,740,766	141,538,418
Liabilities:
Payable upon return of securities loaned	4,957,159	—	314,411
Payable for Fund shares repurchased	301,006	73,152	113,173
Payable for investments purchased	148,168	219,585	307,203
Accrued expenses:
Investment advisory and management fees	74,536	16,386	120,932
Administrative fees	—	5,462	30,233
Shareholder Servicing fees - Service Class	2,715	—	23,838
Shareholder Servicing fees - Investor Class	101	462	—
Distribution fees - Investor Class	101	771	—
Professional fees	30,388	21,281	29,480
Custodian	18,771	4,649	41,146
Other	9,196	13,688	34,503
Total liabilities	5,542,141	355,436	1,014,919

Net Assets	$86,899,740	$25,385,330	$140,523,499

Net Assets Represent:
Paid-in capital	$84,371,771	$22,883,484	$108,097,368
Undistributed net investment income (loss)	(161,224)	19,347	(129,526)
Accumulated net realized gain (loss) from investments	(1,000,906)	(696,573)	9,030,117
Net unrealized appreciation of investments	3,690,099	3,179,072	23,525,540
Net Assets	$86,899,740	$25,385,330	$140,523,499
Investor Class Shares:
Net Assets	$474,363	$3,608,639	n/a
Shares outstanding	25,222	282,981	n/a
Net asset value, offering and redemption price per share	$18.81	$12.75	n/a
Service Class Shares:
Net Assets	$12,664,011	$19,497,798	$110,732,174
Shares outstanding	669,348	1,513,575	2,971,770
Net asset value, offering and redemption price per share	$18.92	$12.88	$37.26
Institutional Class Shares:
Net Assets	$73,761,366	$2,278,893	$29,791,325
Shares outstanding	3,873,956	177,097	797,196
Net asset value, offering and redemption price per share	$19.04	$12.87	$37.37
* Investments at cost	$88,516,784	$22,448,750	$117,637,958

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2012 (continued)

	Managers Real Estate Securities Fund	Managers California Intermediate Tax-Free Fund
Assets:
Investments at value*	$167,997,097	$27,418,811
Receivable for investments sold	468,158	—
Receivable for Fund shares sold	1,422,208	2,100
Dividends, interest and other receivables	68,811	333,130
Receivable from affiliate	6,839	8,116
Prepaid expenses	17,676	2,014
Total assets	169,980,789	27,764,171
Liabilities:
Payable for investments purchased	946,134	—
Payable for Fund shares repurchased	445,515	365
Accrued expenses:
Investment advisory and management fees	84,448	9,262
Administrative fees	35,187	5,859
Shareholder servicing fees	35,187	—
Professional fees	41,837	27,155
Custodian	12,795	16,893
Dividends payable to shareholders	—	7,900
Other	11,326	3,479
Total liabilities	1,612,429	70,913

Net Assets	$168,368,360	$27,693,258

Net Assets Represent:
Paid-in capital	$158,458,612	$25,928,943
Undistributed net investment income (loss)	188,625	(1,576)
Accumulated net realized gain (loss) from investments	2,681,216	(278,294)
Net unrealized appreciation of investments	7,039,907	2,044,185
Net Assets	$168,368,360	$27,693,258
Shares outstanding	16,720,187	2,483,853
Net asset value, offering and redemption price per share	$10.07	$11.15
* Investments at cost	$160,957,190	$25,374,626

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the fiscal year ended October 31, 2012

	Managers Frontier Small Cap Growth Fund	Managers AMG TSCM Growth Equity Fund	Managers Micro-Cap Fund	Managers Real Estate Securities Fund	Managers California Intermediate Tax-Free Fund
Investment Income:
Dividend income	$671,861 [1]	$256,746 [2]	$1,129,534	$2,293,071	$83
Securities lending income	106,898	—	11,237	—	—
Interest income	54	—	362	316	1,121,746
Foreign withholding tax	—	(1,673)	—	—	—
Total investment income	778,813	255,073	1,141,133	2,293,387	1,121,829
Expenses:
Investment advisory and management fees	914,088	182,747	1,447,924	629,595	108,012
Administrative fees	—	60,916	361,981	262,332	68,218
Distribution fees - Investor Class	1,291	8,009	—	—	—
Shareholder Servicing fees - Service Class	41,656	36,072	282,989	—	—
Shareholder Servicing fees - Investor Class	1,291	4,805	—	—	—
Shareholder Servicing fees	—	—	—	262,332	—
Transfer agent	18,891	19,239	61,529	34,759	4,399
Professional fees	38,771	24,374	37,641	37,997	27,712
Registration fees	36,485	34,791	40,983	26,402	5,049
Custodian	27,187	6,264	70,345	22,887	27,203
Trustees fees and expenses	3,951	866	7,396	5,432	1,423
Miscellaneous	10,027	11,389	40,213	31,321	4,707
Total expenses before repayments and offsets	1,093,638	389,472	2,351,001	1,313,057	246,723
Expense repayments	—	—	—	25,148	—
Expense reimbursements	(89,364)	(147,988)	(358,192)	(10,100)	(96,633)
Expense reductions	(36)	(5,664)	(29,749)	(4,601)	(11)
Net expenses	1,004,238	235,820	1,963,060	1,323,504	150,079

Net investment income (loss)	(225,425)	19,253	(821,927)	969,883	971,750
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(25,991)	234,312	9,982,766	4,286,642	61,220
Net change in unrealized appreciation of investments	5,211,506	3,287,379	6,192,551	3,518,401	1,122,413
Net realized and unrealized gain	5,185,515	3,521,691	16,175,317	7,805,043	1,183,633
Net increase in net assets resulting from operations	$4,960,090	$3,540,944	$15,353,390	$8,774,926	$2,155,383

[1]	Includes a non-recurring dividend of $ 156,236.
[2]	Includes a non-recurring dividend of $ 36,080.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the fiscal year ended October 31,

	Managers Frontier Small Cap Growth Fund		Managers AMG TSCM Growth Equity Fund		Managers Micro-Cap Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(225,425)	$(331,674)	$19,253	$(28,939)	$(821,927)	$(1,014,626)
Net realized gain (loss) on investments	(25,991)	(716,902)	234,312	(929,573)	9,982,766	27,071,407
Net change in unrealized appreciation (depreciation) of investments	5,211,506	(6,310,416)	3,287,379	(206,039)	6,192,551	(11,541,404)
Net increase (decrease) in net assets resulting from operations	4,960,090	(7,358,992)	3,540,944	(1,164,551)	15,353,390	14,515,377
Distributions to Shareholders:
From net investment income:
Investor Class shares	—	—	—	(21)	—	—
Service Class shares	—	—
Institutional Class shares	—	—	—	(766)	—	—
From net realized gain on investments:
Investor Class shares	—	—	—	—	—	—
Service Class shares	—	(8,215,902)	—	—	—	—
Institutional Class shares	—	(2,309,261)	—	—	—	—
Total distributions to shareholders	—	—	—	(787)	(10,525,163)	—
Capital Share Transactions:[1]
Proceeds from sale of shares[2]	3,561,522	81,140,798	4,457,432	31,374,366	5,545,988	31,916,363
Reinvestment of dividends and distributions	—	—	—	787	10,371,547	—
Cost of shares repurchased	(17,601,233)	(8,248,962)	(5,381,592)	(8,528,660)	(25,699,402)	(36,524,195)
Net increase (decrease) from capital share transactions	(14,039,711)	72,891,836	(924,160)	22,846,493	(9,781,867)	(4,607,832)

Total increase (decrease) in net assets	(9,079,621)	65,532,844	2,616,784	21,681,155	(4,953,640)	9,907,545
Net Assets:
Beginning of year	95,979,361	30,446,517	22,768,546	1,087,391	145,477,139	135,569,594
End of year	$86,899,740	$95,979,361	$25,385,330	$22,768,546	$140,523,499	$145,477,139
End of year undistributed net investment income (loss)	$(161,224)	—	$19,347	—	$(129,526)	$125,308

Share Transactions:[1]
Sale of shares	191,234	3,956,983	364,359	2,661,437	135,508	1,003,651
Reinvested shares from dividends and distributions	—	—	—	68	306,740	—
Shares repurchased	(949,290)	(450,640)	(443,443)	(708,136)	(710,871)	(1,022,125)
Net increase (decrease) in shares	(758,056)	3,506,343	(79,084)	1,953,369	(268,623)	(18,474)

[1]	See Note 1(g) of the Notes to Financial Statements.
[2]	For the year ended October 31, 2012, the proceeds from the sale of shares for Managers Micro-Cap include the receipt of market timing settlements of $647,713.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the fiscal year ended October 31,

	Managers Real Estate Securities Fund		Managers California Intermediate Tax-Free Fund
	2012	2011	2012	2011
Increase (Decrease) in Net Assets From Operations:
Net investment income	$969,883	$287,029	$971,750	$1,014,096
Net realized gain on investments	4,286,642	4,647,071	61,220	73,261
Net change in unrealized appreciation (depreciation) of investments	3,518,401	(1,109,944)	1,122,413	(321,805)
Net increase in net assets resulting from operations	8,774,926	3,824,156	2,155,383	765,552
Distributions to Shareholders:
From net investment income:	(855,892)	(266,975)	(971,750)	(1,014,096)
Capital Share Transactions:
Proceeds from sale of shares	131,112,035	45,437,049	1,402,727	1,019,409
Reinvestment of dividends and distributions	731,421	255,784	440,362	448,572
Cost of shares repurchased	(26,962,627)	(17,468,606)	(2,195,616)	(5,672,621)
Net increase (decrease) from capital share transactions	104,880,829	28,224,227	(352,527)	(4,204,640)

Total increase (decrease) in net assets	112,799,863	31,781,408	831,106	(4,453,184)
Net Assets:
Beginning of year	55,568,497	23,787,089	26,862,152	31,315,336
End of year	$168,368,360	$55,568,497	$27,693,258	$26,862,152
End of year undistributed net investment income (loss)	$188,625	$64,575	$(1,576)	$(1,576)

Share Transactions:
Service Class:
Sale of shares	13,173,769	5,269,490	126,691	96,667
Reinvested shares from dividends and distributions	74,151	30,340	39,930	42,697
Shares repurchased	(2,739,342)	(2,019,458)	(199,729)	(543,402)
Net increase (decrease) in shares	10,508,578	3,280,372	(33,108)	(404,038)

The accompanying notes are an integral part of these financial statements.

Managers Frontier Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal period

			For the fiscal period ended October 31, 2010*
	For the fiscal year ended October 31,
Investor Class Shares	2012	2011
Net Asset Value, Beginning of Period	$17.90	$16.70	$14.64
Income from Investment Operations:
Net investment loss[1]	(0.13)[4]	(0.16)	(0.11)
Net realized and unrealized gain on investments[1]	1.04	1.36	2.17
Total from investment operations	0.91	1.20	2.06
Net Asset Value, End of Period	$18.81	$17.90	$16.70
Total Return[2]	5.08%	7.19%	14.07%[6]
Ratio of net expenses to average net assets	1.55%	1.55%	1.55%[7]
Ratio of net investment loss to average net assets[2]	(0.70)%	(0.86)%	(0.91)%[7]
Portfolio turnover	38%	44%	52%[6]
Net assets at end of period (000’s omitted)	$474	$563	$406

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.65%	1.72%	1.94%[7]
Ratio of net investment loss to average net assets	(0.80)%	(1.03)%	(1.30)%[7]

	For the fiscal year ended October 31,
Service Class Shares	2012	2011	2010*	2009	2008
Net Asset Value, Beginning of Year	$17.96	$16.72	$13.42	$11.69	$17.87
Income from Investment Operations:
Net investment loss[1]	(0.09)[4]	(0.12)	(0.12)	(0.10)	(0.12)
Net realized and unrealized gain (loss) on investments[1]	1.05	1.36	3.42	1.83	(6.06)
Total from investment operations	0.96	1.24	3.30	1.73	(6.18)
Net Asset Value, End of Year	$18.92	$17.96	$16.72	$13.42	$11.69
Total Return[2]	5.35%[5]	7.42%[5]	24.59%	14.80%	(34.58)%
Ratio of net expenses to average net assets	1.30%	1.30%	1.37%	1.46%	1.41%
Ratio of net investment loss to average net assets[2]	(0.48)%	(0.63)%	(0.78)%	(0.90)%	(0.79)%
Portfolio turnover	38%	44%	52%	136%	59%
Net assets at end of year (000’s omitted)	$12,664	$18,199	$18,290	$39,536	$51,057

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.40%	1.47%	1.66%	1.50%	1.43%
Ratio of net investment loss to average net assets	(0.58)%	(0.80)%	(1.07)%	(0.94)%	(0.80)%

Managers Frontier Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal period

			For the fiscal period ended October 31, 2010*
	For the fiscal year ended October 31,
Institutional Class Shares	2012	2011
Net Asset Value, Beginning of Period	$18.03	$16.74	$14.64
Income from Investment Operations:
Net investment loss[1]	(0.04)[4]	(0.08)	(0.05)
Net realized and unrealized gain on investments[1]	1.05	1.37	2.15
Total from investment operations	1.01	1.29	2.10
Net Asset Value, End of Period	$19.04	$18.03	$16.74
Total Return[2]	5.60%	7.71%	14.34%[6]
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%[7]
Ratio of net investment loss to average net assets[2]	(0.20)%	(0.41)%	(0.41)%[7]
Portfolio turnover	38%	44%	52%[6]
Net assets at end of period (000’s omitted)	$73,762	$77,217	$11,750

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.15%	1.22%	1.44%[7]
Ratio of net investment loss to average net assets	(0.30)%	(0.58)%	(0.80)%[7]

Managers AMG TSCM Growth Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

			For the fiscal period ended October 31, 2010**
	For the fiscal year ended October 31,
Investor Class Shares	2012	2011
Net Asset Value, Beginning of Period	$11.02	$10.93	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.02)[4]	(0.10)	(0.00	)#
Net realized and unrealized gain on investments[1]	1.75	0.19	0.93
Total from investment operations	1.73	0.09	0.93
Less Distributions to Shareholders from:
Net investment income	—	(0.00)#	—
Net Asset Value, End of Period	$12.75	$11.02	$10.93
Total Return[2]	15.70%	0.84%	9.30%[6]
Ratio of net expenses to average net assets	1.17%	1.11%	1.17%[7]
Ratio of net investment loss to average net assets[2]	(0.14)%	(0.86)%	(0.11)%[7]
Portfolio turnover	87%	102%	50%[6]
Net assets at end of period (000’s omitted)	$3,608	$2,465	$14

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.80%	2.04%	15.15%[7]
Ratio of net investment loss to average net assets	(0.77)%	(1.79)%	(14.09)%[7]

			For the fiscal period ended October 31, 2010**
	For the fiscal year ended October 31,
Service Class Shares	2012	2011
Net Asset Value, Beginning of Period	$11.10	$10.94	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.01 [4]	(0.02)	0.00	#
Net realized and unrealized gain on investments[1]	1.77	0.18	0.94
Total from investment operations	1.78	0.16	0.94
Net Asset Value, End of Period	$12.88	$11.10	$10.94
Total Return[2]	16.04%[5]	1.46%[5]	9.40%[6]
Ratio of net expenses to average net assets	0.96%	0.96%	1.03%[7]
Ratio of net investment income (loss) to average net assets[2]	0.09%	(0.17)%	0.00	%#,7
Portfolio turnover	87%	102%	50%[6]
Net assets at end of period (000’s omitted)	$19,498	$18,321	$11

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.59%	1.89%	15.00%[7]
Ratio of net investment loss to average net assets	(0.54)%	(1.10)%	(13.97)%[7]

Managers AMG TSCM Growth Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal period ended October 31, 2010**

Institutional Class Shares	2012	2011
Net Asset Value, Beginning of Period	$11.07	$10.94	$10.00
Income from Investment Operations:
Net investment income[1]	0.03 [4]	0.00 #	0.01
Net realized and unrealized gain on investments[1]	1.77	0.13	0.93
Total from investment operations	1.80	0.13	0.94
Less Distributions to Shareholders from:
Net investment income	—	(0.00)#	—
Net Asset Value, End of Period	$12.87	$11.07	$10.94
Total Return[2]	16.26%	1.23%	9.40%[6]
Ratio of net expenses to average net assets	0.77%	0.71%	0.79%[7]
Ratio of net investment income to average net assets[2]	0.26%	0.03%	0.27%[7]
Portfolio turnover	87%	102%	50%[6]
Net assets at end of period (000’s omitted)	$2,279	$1,982	$1,063

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.40%	1.64%	14.74%[7]
Ratio of net investment loss to average net assets	(0.37)%	(0.90)%	(13.68)%[7]

Managers Micro-Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,
Service Class Shares†	2012		2011	2010	2009	2008
Net Asset Value, Beginning of Year	$36.03		$33.42	$26.37	$25.41	$41.90
Income from Investment Operations:
Net investment loss[1]	(0.23)		(0.27)	(0.25)	(0.21)	(0.31)
Net realized and unrealized gain (loss) on investments[1]	4.12		2.88	7.30	2.73	(16.18)
Total from investment operations	3.89		2.61	7.05	2.52	(16.49)
Less Distributions to Shareholders from:
Net realized gain on investments	(2.66)		—	—	(1.56)	—
Net Asset Value, End of Year	$37.26		$36.03	$33.42	$26.37	$25.41
Total Return[2]	11.55	%†††	7.78%	26.73%[5]	11.34%[5]	(39.37)%
Ratio of net expenses to average net assets	1.41%		1.41%	1.50%	1.53%	1.54%
Ratio of net investment loss to average net assets[2]	(0.62)%		(0.73)%	(0.84)%	(0.90)%	(0.92)%
Portfolio turnover	64%		85%	93%	82%	193%
Net assets at end of year (000’s omitted)	$110,732		$113,742	$135,570	$127,322	$132,424

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.68%		1.66%	1.72%	1.75%	1.66%
Ratio of net investment loss to average net assets	(0.89)%		(0.98)%	(1.06)%	(1.12)%	(1.04)%

Institutional Class Shares††	For the fiscal year ended October 31, 2012		For the fiscal period October 1, 2011 through October 31, 2011
Net Asset Value, Beginning of Period	$36.03		$31.02
Income from Investment Operations:
Net investment loss[1]	(0.13)		(0.01)
Net realized and unrealized gain on investments[1]	4.13		5.02
Total from investment operations	4.00		5.01
Less Distributions to Shareholders from:
Net realized gain on investments	(2.66)		—
Net Asset Value, End of Period	$37.37		$36.03
Total Return[2]	11.84	%†††	16.18%[6]
Ratio of net expenses to average net assets	1.16%		1.17%[7]
Ratio of net investment loss to average net assets[2]	(0.37)%		(0.42)%[7]
Portfolio turnover	64%		85%[6]
Net assets at end of period (000’s omitted)	$29,791		$31,735

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.43%		1.50%[7]
Ratio of net investment loss to average net assets	(0.64)%		(0.75)%[7]

Managers Real Estate Securities Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$8.95	$8.12	$5.68	$5.55	$12.57
Income from Investment Operations:
Net investment income[1]	0.09	0.06	0.08	0.12	0.13
Net realized and unrealized gain (loss) on investments[1]	1.11	0.83	2.43	0.16	(4.06)
Total from investment operations	1.20	0.89	2.51	0.28	(3.93)
Less Distributions to Shareholders from:
Net investment income	(0.08)	(0.06)	(0.07)	(0.15)	(0.12)
Net realized gain on investments	—	—	—	—	(2.97)
Total distributions to shareholders	(0.08)	(0.06)	(0.07)	(0.15)	(3.09)
Net Asset Value, End of Year	$10.07	$8.95	$8.12	$5.68	$5.55
Total Return[2]	13.43%	11.06%	44.47%	5.77%	(38.95)%
Ratio of net expenses to average net assets	1.26%	1.41%	1.49%	1.48%	1.48%
Ratio of net investment income to average net assets[2]	0.92%	0.69%	1.12%	2.56%	1.63%
Portfolio turnover	36%	75%	99%	107%	127%
Net assets at end of year (000’s omitted)	$168,368	$55,568	$23,787	$14,526	$12,366

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.28%	1.48%	1.79%	2.47%	1.80%
Ratio of net investment income to average net assets	0.91%	0.62%	0.82%	1.57%	1.31%

Managers California Intermediate Tax-Free Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$10.67	$10.72	$10.40	$9.84	$10.56
Income from Investment Operations:
Net investment income	0.39 [1]	0.39	0.34	0.32	0.38
Net realized and unrealized gain (loss) on investments	0.48 [1]	(0.05)	0.32	0.55	(0.56)
Total from investment operations	0.87	0.34	0.66	0.87	(0.18)
Less Distributions to Shareholders from:
Net investment income	(0.39)	(0.39)	(0.34)	(0.31)	(0.38)
Net realized gain on investments	—	—	—	—	(0.16)
Total distributions to shareholders	(0.39)	(0.39)	(0.34)	(0.31)	(0.54)
Net Asset Value, End of Year	$11.15	$10.67	$10.72	$10.40	$9.84
Total Return[2]	8.27%	3.27%	6.41%	8.97%	(1.82)%
Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets[2]	3.56%	3.69%	3.20%	3.08%	3.71%
Portfolio turnover	5%	8%	64%	152%	33%
Net assets at end of year (000’s omitted)	$27,693	$26,862	$31,315	$31,181	$32,955

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	0.90%	0.90%	0.96%	0.86%	0.80%
Ratio of net investment income to average net assets	3.21%	3.34%	2.79%	2.77%	3.46%

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

#	Rounds to less than $0.01 per share or 0.01%.
*	Effective January 1, 2010, existing shares of Managers Frontier Small Cap Growth Fund (formerly shares of Managers Small Cap Fund) were reclassified and redesignated as Service Class shares. Investor Class and Institutional Class shares commenced operations on January 1, 2010.
**	Commenced operations on July 30, 2010.
†	Effective October 1, 2011, existing shares of Managers Micro-Cap Fund were reclassified and redesignated as Service Class shares.
††	As of the close of business on September 30, 2011, Managers Institutional Micro-Cap Fund (“Institutional Micro-Cap”) merged into Managers Micro-Cap Fund. Each full and partial share of Institutional Micro-Cap was exchanged for shares in the new Institutional Class of Micro-Cap in an equivalent dollar amount.
†††	Returns would have been lower if not for capital inflow resulting from fair funds settlements. (See Note 1(g) of Notes to Financial Statements.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[3]

Excludes the impact of expense reimbursement and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[4]

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $(0.16), $(0.12), and $(0.07) for Managers Frontier Small Cap Growth Equity’s Investor Class, Service Class, and Institutional Class shares, respectively, and $(0.03), $(0.01), and $0.02 for Managers AMG TSCM Growth Equity Fund’s Investor Class, Service Class, and Institutional Class shares, respectively.

[5]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[6]	Not annualized.
[7]	Annualized.

Notes to Financial Statements

October 31, 2012

1. Summary of Significant Accounting Policies

Managers Trust I (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are the Managers Frontier Small Cap Growth Fund (“Small Cap”), Managers AMG TSCM Growth Equity Fund (“TSCM Growth Equity”), Managers Micro-Cap Fund (“Micro-Cap”), Managers Real Estate Securities Fund (“Real Estate Securities”), and Managers California Intermediate Tax-Free Fund (“California Intermediate Tax-Free”), each a “Fund” and collectively the “Funds.”

Small Cap and TSCM Growth Equity each offer three classes of shares: Investor Class, Service Class, and Institutional Class. Micro-Cap currently offers two classes of shares: Institutional Class and Service Class. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that each Fund might reasonably expect to receive from a current sale of that investment in an arm’s-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; (iii) the value of comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers; and (iv) other factors, such as future cash flows, interest rates, yield curves, volatilities, credit risks and/or default rates. The Board will be presented with a quarterly report comparing fair values determined by the Pricing Committee against subsequent market valuations for those securities. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which each Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation

Notes to Financial Statements (continued)

may differ depending on the method used and the factors considered in determining value according to fair value procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with observable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions received in excess of income from return of capital including real estate investment trusts (REITs) are recorded as a reduction of the cost of the related investment and/or as a realized gain. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as an adjustment to realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. For Small Cap, TSCM Growth Equity and Micro-Cap Funds, investment income, realized and unrealized capital gains and losses, the common expenses of the Funds, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of such Fund’s expenses. For the fiscal year ended October 31, 2012, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios if any, were as follows: TSCM Growth Equity - $5,655 or 0.02%, Micro-Cap - $29,693 or 0.02% and Real Estate Securities - $4,573 or 0.01%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended October 31, 2012, the custodian expense was not reduced.

Overdrafts will cause a reduction of any balance credits, computed at 2% above the Federal Funds rate on the day of the overdraft. For the fiscal year ended October 31, 2012, the overdraft fees for Real Estate Securities equaled $28.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended October 31, 2012, the transfer agent expense for Small Cap, TSCM Growth Equity, Micro-Cap, Real Estate Securities and California Intermediate Tax-Free was reduced by $36, $9, $56, $28 and $11, respectively.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

Notes to Financial Statements (continued)

d. Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid as follows:

Annually – Small Cap, Micro-Cap, and TSCM Growth Equity

Quarterly – Real Estate Securities

Declared daily, paid monthly – California Intermediate Tax-Free

Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITs, equalization accounting for tax purposes, and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 were as follows:

	Small Cap		TSCM Growth Equity		Micro-Cap
	2012	2011	2012	2011	2012	2011
Distributions paid from:
Ordinary income	—	—	—	$787	—	—
Short-term capital gains	—	—	—	—	—	—
Long-term capital gains	—	—	—	—	$10,525,163	—
Return of capital	—	—	—	—	—	—

	—	—	—	$787	$10,525,163	—

	Real Estate Securities		California Intermediate Tax-Free
	2012	2011	2012	2011
Distributions paid from:
Ordinary income	$855,892	$266,975	$971,750	$1,014,096
Short-term capital gains	—	—	—	—
Long-term capital gains	—	—	—	—
Return of capital	—	—	—	—

	$855,892	$266,975	$971,750	$1,014,096

As of October 31, 2012, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap	TSCM Growth Equity	Micro-Cap	Real Estate Securities	California Intermediate Tax-Free
Capital loss carryforward	$264,942	$643,689	—	—	$278,294
Undistributed ordinary income	—	19,225	$12,949	$188,625	6,324
Undistributed short-term capital gains	—	—	—	1,389,862	—
Undistributed long-term capital gains	—	—	10,641,583	2,531,206	—
Post-October loss deferral	161,224	—	—	—	—

Notes to Financial Statements (continued)

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on Federal income tax returns as of October 31, 2012 and all open tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), post-enactment capital losses may be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

f. Capital Loss Carryovers and Deferrals

As of October 31, 2012, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. The amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts		Expires October 31,
Fund	Short-Term	Long-Term
Small Cap
(Pre-Enactment)	$264,942	—	2019

TSCM Growth Equity
(Pre-Enactment)	643,689	—	2019

California Intermediate Tax-Free
(Pre-Enactment)	$278,294	—	2016

For the fiscal year ended October 31, 2012, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryovers Utilized
	Short-Term	Long-Term
Small Cap	$233,887	—
TSCM Growth Equity	181,191	—
Real Estate Securities	336,459	—
California Intermediate Tax-Free	61,220	—

Notes to Financial Statements (continued)

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

For the fiscal years ended October 31, 2012 and October 31, 2011, the capital stock transactions by class for the Small Cap, TSCM Growth Equity and Micro-Cap were:

	Small Cap				TSCM Growth Equity
	2012		2011		2012		2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class Shares
Proceeds from sale of shares	52	$1,000	28,393	$522,154	66,027	$796,782	225,474	$2,417,579
Reinvestment of dividends and distributions	—	—	—	—	—	—	2	21
Cost of shares repurchased	(6,303)	(115,848)	(21,255)	(410,167)	(6,791)	(85,317)	(3,001)	(40,921)

Net increase (decrease)	(6,251)	$(114,848)	7,138	$111,987	59,236	$711,465	222,475	$2,376,679

Service Class Shares
Proceeds from sale of shares	45,568	$876,060	243,274	$4,730,889	240,701	$2,940,331	2,296,630	$27,315,713
Reinvestment of dividends and distributions	—	—	—	—	—	—	—	—
Cost of shares repurchased	(389,323)	(7,195,772)	(324,358)	(5,860,165)	(377,040)	(4,564,994)	(647,716)	(7,852,985)

Net increase (decrease)	(343,755)	$(6,319,712)	(81,084)	$(1,129,276)	(136,339)	$(1,624,663)	1,648,914	$19,462,728

Institutional Class Shares
Proceeds from sale of shares	145,614	$2,684,462	3,685,316	$75,887,755	57,631	$720,319	139,333	$1,641,074
Reinvestment of dividends and distributions	—	—	—	—	—	—	66	766
Cost of shares repurchased	(553,664)	(10,289,613)	(105,027)	(1,978,630)	(59,612)	(731,281)	(57,419)	(634,754)

Net increase (decrease)	(408,050)	$(7,605,151)	3,580,289	$73,909,125	(1,981)	$(10,962)	81,980	$1,007,086

Notes to Financial Statements (continued)

	Micro-Cap
	2012		2011
	Shares	Amount	Shares	Amount
Service Class Shares
Proceeds from sale of shares	65,755	$2,901,959 †	115,169	$4,285,088
Reinvestment of dividends and distributions	238,842	8,075,238	—	—
Cost of shares repurchased	(489,724)	(17,676,338)	(1,014,335)	(36,248,361)

Net decrease	(185,127)	$(6,699,141)	(899,166)	$(31,963,273)

Institutional Class Shares*
Proceeds from sale of shares	69,753	$2,644,029 †	279,136	$8,729,132
Reinvestment of dividends and distributions	67,898	2,296,309	—	—
Shares issued in connection with merger	—	—	609,346	18,902,143
Cost of shares repurchased	(221,147)	(8,023,064)	(7,790)	(275,834)

Net increase (decrease)	(83,496)	$(3,082,726)	880,692	$27,355,441

*	Commenced operations on October 1, 2011.
†	Includes fair fund settlements of $503,960 and $143,752 for Service Class and Institutional Class, respectively.

At October 31, 2012, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the following Funds: Small Cap - three collectively own 70%; TSCM Growth Equity - two collectively own 89%; Micro-Cap-two collectively own 41%; Real Estate Securities - three collectively own 61%; California Intermediate Tax-Free-two collectively own 57%. Transactions by these shareholders may have a material impact on the respective Funds.

2. Agreements and Transactions with Affiliates

For each of the Funds, the Trust has entered into an Investment Management Agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects subadvisors for the Funds (subject to Board approval) and monitors the subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager.

The Small Cap investment portfolio is managed by Frontier Capital Management Co., LLC (“Frontier”). AMG indirectly owns a majority interest in Frontier. The TSCM Growth Equity investment portfolio is managed by TimesSquare Capital Management, LLC

(“TimesSquare”). AMG indirectly owns a majority interest in TimesSquare.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended October 31, 2012, the annual investment management fee rates, as a percentage of average daily net assets, were as follows:

Investment Management Fees
Small Cap	1.00%
TSCM Growth Equity	0.75%
Micro-Cap	1.00%
Real Estate Securities	0.60%
California Intermediate Tax-Free
on first $25 million	0.40%
on next $25 million	0.35%
on next $50 million	0.30%
on next $50 million	0.25%
on balance over $150 million	0.20%

Notes to Financial Statements (continued)

The Investment Manager has contractually agreed, through at least March 1, 2013, to waive fees and pay or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Small Cap, TSCM Growth Equity, Micro-Cap, and California Intermediate Tax-Free to 1.05%, 0.79%, 1.18%, and 0.55%, respectively, of each Fund’s average daily net assets.

Effective July 1, 2012, Managers Investment Group LLC has contractually agreed until at least March 1, 2014, to limit the Real Estate Securities Fund’s total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.24% of average daily net assets. Immediately prior to July 1, 2012, the Fund had a contractual expense limitation of 1.29%.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed each Fund’s expense cap. For the fiscal year ended October 31, 2012, each Fund’s components of reimbursement are detailed in the following chart:

	Small Cap	TSCM Growth Equity	Micro-Cap
Reimbursement Available - 10/31/11	$209,188	$195,964	$824,179
Additional Reimbursements	89,364	147,988	358,192
Repayments	—	—	—
Expired Reimbursements	—	—	(231,266)

Reimbursement Available - 10/31/12	$298,552	$343,952	$951,105

	Real Estate Securities	California Intermediate Tax-Free
Reimbursement Available - 10/31/11	$180,755	$320,661
Additional Reimbursements	10,100	96,633
Repayments	(25,148)	—
Expired Reimbursements	(73,545)	(95,893)

Reimbursement Available - 10/31/12	$92,162	$321,401

Small Cap is obligated by its investment management contract to pay an annual management fee to the Investment Manager. The Investment Manager, in turn, pays all or a portion of this fee to Frontier. Under its Investment Manager Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund. The Investment Manager receives compensation from Frontier for its administrative services to the Fund pursuant to a separate agreement between the Investment Manager and Frontier. For each of the Funds other than Small Cap, the Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, brokerdealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. The Funds pays a fee to the Administrator at the rate of 0.25% per annum of each Fund’s average daily net assets for this service.

The aggregate annual retainer paid to each Independent Trustee of the Board is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. The Trustees’ fees and expenses are allocated among all of the funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such funds. The “Trustees fees and expenses” shown in the financial statements represents the Funds’ allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

Small Cap and TSCM Growth Equity have adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset based sales charges. Pursuant to the Plan, each Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Investor Class shares.

The Plan further provides for periodic payments by the Trust or MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by the Investor Class and Service Class shares of a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by its clients of such broker, dealer or financial intermediary.

Notes to Financial Statements (continued)

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended October 31, 2012, the Small Cap Fund borrowed $2,271,746 for 3 days paying interest of $209. The interest paid is included in the Statement of Operations as miscellaneous expense. For the same period, Small Cap lent $1,076,447 for 1 day earning interest of $34, Micro-Cap Fund lent varying amounts not exceeding $1,846,890 for 5 days earning interest of $245 and Real Estate Securities Fund lent varying amounts not exceeding $1,680,287 for 7 days earning interest of $185. The interest earned is included in the Statement of Operations as interest income. For the fiscal year ended October 31, 2012, the Funds had no loans outstanding.

During the year ended October 31, 2012, the Micro-Cap Fund executed the following transaction at the closing price of the security and with no commissions under Rule 17a-7 procedures approved by the Board of Trustees:

March 29, 2012 - sold 2,100 shares of Dynamic Material Corp. at $20.915 to Lord Abbett Micro Cap Growth Fund.

3. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended October 31, 2012, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Small Cap	$33,659,793	$46,033,357
TSCM Growth Equity	20,778,107	21,218,703
Micro-Cap	90,161,721	110,981,310
Real Estate Securities	141,675,845	36,423,307
California Intermediate Tax-Free	1,271,667	1,508,922

The Funds had no purchases or sales of U.S. Government obligations during the fiscal year ended October 31, 2012.

4. Portfolio Securities Loaned

The Funds, other than Real Estate Securities participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, formerly the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM. For the fiscal year ended October 31, 2012, Small Cap and Micro-Cap participated in the program.

5. Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds have had no prior claims or losses and expect the risks of material loss to be remote.

6. New Accounting Pronouncements

In December 2011, the Financial Account Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011- 11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards (“IFRS”). The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the Funds’ financial statements and disclosures.

7. Subsequent Events

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

Notes to Financial Statements (continued)

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In accordance with federal tax law, each of the following Funds hereby make the following designations regarding its year ended October 31,2012:

California Intermediate Tax-Free

•

All dividends paid from net investment income are “exempt-interest dividends” (not generally subject to regular federal income tax), except $21 that is being designated as an ordinary income distribution for reporting purposes.

Pursuant to section 852 of the Internal Revenue Code, Managers Frontier Small Cap Growth Fund, Managers AMG TSCM Growth Equity Fund, Managers Micro-Cap Fund, Managers Real Estate Securities Fund and Managers California Intermediate Tax-Free Fund hereby designate as a capital gain distribution with respect to the taxable year ended October 31, 2012 $0, $0, $10,525,163, $2,531,206 and $0 respectively, or, if subsequently determined to be different, the net capital gains of such year.

The 2011/2012 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the respective calendar year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust I and the Shareholders of Managers Frontier Small Cap Growth Fund, Managers AMG TSCM Growth Equity Fund, Managers Micro-Cap Fund, Managers Real Estate Securities Fund and Managers California Intermediate Tax-Free Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Frontier Small Cap Growth Fund, Managers AMG TSCM Growth Equity Fund, Managers Micro-Cap Fund, Managers Real Estate Securities Fund and Managers California Intermediate Tax-Free Fund (the “Funds”) at October 31, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 27, 2012

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust
(5 portfolios); Trustee of Third Avenue Variable Trust
(1 portfolio); Trustee of Aston Funds (26 portfolios).
Bruce B. Bingham, 12/01/48 • Trustee since 2012 • Oversees 38 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm)(1987-Present).
William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 38 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).
Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).

* The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 38 Funds in Fund Complex	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).
John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

Annual Renewal of Investment Advisory and Subadvisory Agreements

On June 21-22, 2012, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of the Funds identified below and the Subadvisory Agreement for each of the Subadvisors. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and each Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each a “Peer Group”), performance information for relevant benchmark indices (each a “Fund Benchmark”) and, with respect to each Subadvisor, comparative performance information for an appropriate peer group of managed accounts, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 21-22, 2012, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisors under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Funds and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisors; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and to maintain contractual expense limitations for the Funds. The Trustees also considered the Investment Manager’s risk management processes.

For each Fund, the Trustees also reviewed information relating to each Subadvisor’s operations and personnel and the investment philosophy, strategies and techniques (for each Subadvisor, its “Investment Strategy”) used in managing the Fund or the portion of the Fund for which the Subadvisor has portfolio management responsibility. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding each Subadvisor’s organizational and management structure and each Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at each Subadvisor with portfolio management responsibility for a Fund or the portion of a Fund managed by the Subadvisor, including the information set forth in the Fund’s prospectus and statement of additional information. With respect to Managers Micro-Cap Fund, which is managed with multiple Subadvisors, the Trustees also noted information provided by the Investment Manager regarding the manner in which each Subadvisor’s Investment Strategy complements those utilized by the Fund’s other Subadvisors. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by each Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance program. The Trustees also took into account the financial condition of each Subadvisor with respect to its ability to provide the services required under its Subadvisory Agreement. The Trustees also considered each Subadvisor’s risk management processes.

Performance.

As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to each Fund’s Peer Group and Fund Benchmark and considered each Subadvisor’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund or the portion of the Fund managed by each Subadvisor as compared to the Subadvisor’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and Investment Strategies, including with respect to Managers Micro-Cap Fund, the portion of the Fund managed by each Subadvisor. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadvisor. The Board also noted each Subadvisor’s performance record with respect to the Funds. The Board was mindful of the Investment Manager’s attention to monitoring each Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

Annual Renewal of Investment Advisory and Subadvisory Agreements (continued)

Advisory Fees and Profitability.

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing each Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisor(s) and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by each Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain expense limitations for the Funds.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current and potential asset levels of each Fund and the willingness of the Investment Manager to waive fees and pay expenses for all the Funds from time to time as a means of limiting total expenses. The Trustees also considered management’s discussion of the current asset levels of the Funds, including the effect on assets attributable to the economic and market conditions since 2008, and considered the impact on profitability of the current asset levels and any future growth of assets of the Funds. The Board took into account management’s discussion of the current advisory fee structure. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Funds operate in a manager-of-managers structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for any Fund at this time. With respect to economies of scale, the Trustees also noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

Subadvisory Fees and Profitability.

In considering the reasonableness of the fee payable by the Investment Manager to each Subadvisor (other than Frontier Capital Management Company, LLC (“Frontier”) and TimesSquare

Capital Management, LLC (“TimesSquare”), which are affiliates of the Investment Manager), the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Subadvisor (other than Frontier and TimesSquare) is not affiliated with the Investment Manager. In addition, the Trustees considered other potential benefits of the subadvisory relationship to a Subadvisor, including, among others, the indirect benefits that the Subadvisor may receive from the Subadvisor’s relationship with a Fund, including any so-called “fallout benefits” to the Subadvisor, such as reputational value derived from the Subadvisor serving as Subadvisor to the Fund. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. As a consequence, the cost of services to be provided by each unaffiliated Subadvisor and the profitability to the Subadvisor of its relationship with a Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of a Fund or the portion of a Fund managed by each unaffiliated Subadvisor to be a material factor in their deliberations at this time.

In considering the reasonableness of the fees payable by the Investment Manager to each of Frontier and TimesSquare, the Trustees noted that each of Frontier and TimesSquare is an affiliate of the Investment Manager and reviewed information provided by each of Frontier and TimesSquare regarding the cost to Frontier and TimesSquare, respectively, of providing subadvisory services to a Fund and the resulting profitability from such relationship and noted that, because each of Frontier and TimesSquare is an affiliate of the Investment Manager, such profitability might be directly or indirectly shared by the Investment Manager.

The Trustees noted the current asset levels of the particular Fund managed by each of Frontier and TimesSquare and the undertaking by the Investment Manager to maintain an expense limitation for each Fund. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. As a consequence, the cost of services to be provided by each of Frontier and TimesSquare and the profitability to each of Frontier and TimesSquare of its relationship with a Fund were not material factors in the Trustees’ deliberations at this time. For similar reasons, the Trustees did not consider potential economies of scale in the management of the Funds by each of Frontier and TimesSquare to be a material factor in their deliberations at this time.

In addition to the foregoing, the Trustees considered the specific factors and related conclusions set forth below with respect to each Fund.

Managers Micro-Cap Fund

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year,

Annual Renewal of Investment Advisory and Subadvisory Agreements (continued)

5-year and 10-year periods ended March 31, 2012 was above, at, above and below, respectively, the median performance of the Peer Group and above, above, above and below, respectively, the performance of the Fund Benchmark, the Russell Microcap® Index. The Trustees noted the Fund’s more recent improved performance, including the fact that, for the 1-year period, the Fund delivered strong absolute and relative returns and was in the top quartile relative to the Peer Group. The Trustees also took into account management’s discussion of the Fund’s performance, noting that the Fund’s adoption of a multi-manager, multi-style approach four years ago has contributed positively to relative performance. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory Fees.

The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2012 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2013, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.18%. The Trustees took into account management’s discussion of the Fund’s expenses. The Trustees also noted that, effective October 1, 2011, the Fund was restructured into a multi-class Fund with a new lower expense cap applicable to all share classes. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisors, the foregoing expense limitation and the considerations noted above with respect to the Subadvisors and the Investment Manager, the Fund’s advisory fees, including subadvisory fees, are reasonable.

Managers California Intermediate Tax-Free Fund

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2012 was below, below, below and above, respectively, the median performance of the Peer Group and above, above, below and below, respectively, the performance of the Fund Benchmark, the Barclays U.S. Municipal Bond: 5 Year Index. The Trustees took into account management’s discussion of the Fund’s performance, including the fact that the Fund outperformed the Fund Benchmark for the 1-and 3-year periods and ranks in the top third of the Peer Group for the 10-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory Fees.

The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2012 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment

Manager has contractually agreed, through March 1, 2013, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.55%. The Board also took into account management’s discussion of the Fund’s expenses and the current size of the Fund. The Board noted that the Fund’s advisory fee contains breakpoints. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees, including subadvisory fees, are reasonable.

Managers Frontier Small Cap Growth Fund

Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Service Class shares for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2012 was below, below, above and below, respectively, the median performance of the Peer Group and below, below, above and below, respectively, the performance of the Fund Benchmark, the Russell 2000® Growth Index. The Trustees took into account management’s discussion of the Fund’s performance, including the fact that the Fund’s performance has been generally in-line with the Fund Benchmark’s performance over the longer-term and has ranked favorably compared to the Peer Group for the 5-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of all factors considered.

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2012 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2013, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.05%. The Board also took into account management’s discussion of the Fund’s expenses and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees, including subadvisory fees, are reasonable.

Managers AMG TSCM Growth Equity Fund

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance (all share classes) for the 1-year period ended March 31, 2012 and the period from the Fund’s inception on July 30, 2010 through March 31, 2012 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 3000® Growth

Annual Renewal of Investment Advisory and Subadvisory Agreements (continued)

Index. The Trustees took into account management’s discussion of the Fund’s performance. The Trustees noted that the Fund hired a new Portfolio Manager in the third quarter of 2011 and that the Fund has experienced strong results and outperformed the Fund Benchmark in the first two full quarters since the new Portfolio Manager was appointed. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s limited performance history.

Advisory Fees.

The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2012 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2013, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.79%. The Board took into account management’s discussion of the Fund’s expenses and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees, including subadvisory fees, are reasonable.

Managers Real Estate Securities Fund

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2012 was above the median performance of the Peer Group and below, below, above and above, respectively, the performance of the Fund Benchmark, the Dow Jones U.S. Select REIT Index. The Trustees took into account management’s discussion of the Fund’s performance, including the Fund’s strong performance compared to the Fund Benchmark and the Peer Group over the longer-term. The Trustees also noted that the Fund ranks in the top quintile of its Peer Group for the 3-year, 5-year and 10-year periods. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of all factors considered.

Advisory Fees.

The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2012 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed to lower the Fund’s contractual expense limitation from 1.29% to 1.24% of the Fund’s net annual operating expenses (subject to certain excluded expenses) effective July 1, 2012 through at least March 1, 2014 and noted that the Fund’s expense limitation had been previously reduced effective July 2011. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees, including subadvisory fees, are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement and each Subadvisory Agreement: (a) the Investment Manager and each Subadvisor have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the applicable Subadvisory Agreements; (b) each Subadvisor’s Investment Strategy is appropriate for pursuing the applicable Fund’s investment objectives; and (c) the Investment Manager and each Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 21-22, 2012, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreements (as applicable) for each Fund.

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For ManagersChoice™ Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

CADENCE CAPITAL APPRECIATION

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

CHICAGO EQUITY PARTNERS BALANCED Chicago Equity Partners, LLC

ALTERNATIVE FUNDS
FQ GLOBAL ALTERNATIVES
FQ GLOBAL ESSENTIALS
First Quadrant, L.P.

INCOME FUNDS
BOND (MANAGERS)
GLOBAL INCOME OPPORTUNITY
Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)
Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE
Miller Tabak Asset Management LLC

GW&K FIXED INCOME FUND
GW&K MUNICIPAL BOND
GW&K MUNICIPAL ENHANCED YIELD
BOND
Gannett Welsh & Kotler, LLC
TRILOGY GLOBAL EQUITY TRILOGY EMERGING MARKETS EQUITY TRILOGY INTERNATIONAL SMALL CAP Trilogy Global Advisors, L.P. YACKTMAN FUND YACKTMAN FOCUSED FUND Yacktman Asset Management L.P.	HIGH YIELD J.P. Morgan Investment Management LLC INTERMEDIATE DURATION GOVERNMENT SHORT DURATION GOVERNMENT Smith Breeden Associates, Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

ANNUAL REPORT

Managers Funds

October 31, 2012

Managers PIMCO Bond Fund

AR021-1012

Managers PIMCO Bond Fund

Annual Report – October 31, 2012

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	21

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	31
Balance sheet, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	32
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	33
Detail of changes in assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	34
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	35
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	42

TRUSTEES AND OFFICERS	43

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT	44

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared towards providing you with exposure to a specific asset class or style of investing. We believe investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like the one detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance and administrative aspects of all of the Funds, which we believe gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”) is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary firms also benefits from our activities to monitor the investment, compliance and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results for the Fund. Following this letter, we also provide the Portfolio Manager’s discussion of its investment management approach, performance results and market outlook.

Fixed income markets rose solidly during the prior 12 months as cautious investors continued to find comfort in the safety of bonds despite historically low yields. Similar to the prior year, investor enthusiasm ebbed and flowed every few months with risk appetite returning to the market by the end of this period in response to additional unconventional monetary policies. Spread sectors were the best performing area of fixed income markets for the year.

Against this backdrop, for the 12-month period ending October 31, 2012, the Managers PIMCO Bond Fund (the “Fund”) posted a return of 9.31%. This results in solid outperformance versus its benchmark, the Barclays U.S. Aggregate Bond Index®, which posted a return of 5.25% for that same period as detailed further below.

Periods Ended 10/31/12	One Year	Three Years	Five Years	Ten Years	Inception Date
Managers PIMCO Bond Fund	9.31%	7.02%	8.00%	6.52%	4/30/1993
Barclays U.S. Aggregate Bond Index®	5.25%	6.08%	6.38%	5.39%

The Fund’s solid outperformance was steady throughout the year with outperformance in each of the last four quarters. One of the largest contributors to outperformance has been an overweight to agency mortgage-backed securities which outperformed like-duration Treasuries. A relatively modest exposure to non-agency mortgages contributed to returns as well. Curve positioning, which included an underweight to longer maturities as the yield curve steepened, was positive for performance as the U.S. yield curve steepened during the year. In addition, the Fund’s allocation to Build America Bonds performed well as investors continued to seek higher yielding assets. Within the Fund’s corporate holdings, an emphasis on the bonds of financial firms, which outperformed the broader market, contributed to returns.

Pacific Investment Management Company, LLC (“PIMCO”) expects the global economy to grow at a real rate of 1.5% to 2.0% over the year ahead. PIMCO also expects real growth will be moderated by efforts to resolve debt overhangs through fiscal restraint. Households and governments will seek to delever their balance sheets while the corporate sector remains reluctant to engage its own. Nominal growth could be bolstered by the continued resolve of central banks. The balance of these forces will determine if GDP growth has slowed to stall speed or if a coordinated global slowdown can be averted. Central banks’ actions to restore liquidity continue to drive financial asset valuations higher. PIMCO is alert to the possibility that asset class bubbles may be forming and

1

Letter to Shareholders (continued)

continues to implement risk reduction strategies. PIMCO retains broad defensive positioning and is focused on finding yield derived from high quality sources and active management.

The following report covers the one-year period ending October 31, 2012. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our website at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

Keitha Kinne

Managing Partner

Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2012	Expense Ratio for the Period	Beginning Account Value 05/01/12	Ending Account Value 10/31/12	Expenses Paid During the Period*
Managers PIMCO Bond Fund
Based on Actual Fund Return	0.58%	$1,000	$1,044	$2.98
Hypothetical (5% return before expenses)	0.58%	$1,000	$1,022	$2.95
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 366.

3

Managers PIMCO Bond Fund

Investment Manager’s Comments

Managers PIMCO Bond Fund seeks to maximize total return consistent with the preservation of capital by investing in debt securities such as corporate, mortgage-backed, international, and government bonds. Normally, the Fund will invest at least 80% of its net assets in these types of bonds.

THE PORTFOLIO MANAGER

Pacific Investment Management Company, LLC

Pacific Investment Management Company, LLC (“PIMCO”), the subadvisor for the Managers PIMCO Bond Fund, was founded in 1971. PIMCO is one of the world’s leading fixed income managers with expertise and significant resources committed to virtually every sector of the global bond market.

Managers PIMCO Bond Fund is an actively managed, diversified bond fund that focuses on intermediate-term, investment-grade bonds. The universe for the Fund includes all sectors of the bond market: governments, corporate bonds, mortgages, asset-backed securities, money market instruments, and international bonds. The Fund seeks total return consistent with preservation of capital by employing PIMCO’s “Total Return” fixed income investment philosophy. This philosophy follows three key principles:

•	Major shifts in portfolio strategy are driven by longer-term, or secular, trends as opposed to short-term interest rate fluctuations.

•	Consistent investment performance is achieved by avoiding extreme swings in maturity/duration of a portfolio.

•	Emphasis is placed on adding value through state-of-the-art tools such as futures, options, and volatility analysis.

Economic analysis serves as the base for PIMCO’s portfolio strategy. Annually, PIMCO investment professionals conduct a three-day secular forum, where long-term economic and market forces are evaluated and portfolio strategies are set. Each quarter, the team meets to evaluate the current business cycle and develop shorter-term forecasts which are used to fine-tune the investment strategy. PIMCO’s fixed income research efforts focus on identifying relative value and understanding the risks inherent in different portfolio structures, strategies, and bond market sectors. Using proprietary analytics and bottom-up credit analysis, the portfolio managers select individual bonds based on recommendations from sector analysts who specialize in corporate, mortgage, high yield, government, and international bonds.

The ideal investment exhibits many of the following traits:

•

It allows management to meet its overall portfolio positioning targets. Management typically invests in investment-grade securities but may invest up to 10% of the Portfolio in securities that are below investment grade.

•	The investment has been independently analyzed by PIMCO. PIMCO does not rely solely on the credit ratings assigned by outside credit agencies.

•	Fund management deems that the security provides value relative to other securities within the same sector.

Portfolio management:

•	Is committed to seeking value across all bond market sectors.

•	Actively manages duration exposure, yield-curve position, volatility, sector allocation, and security selection and takes only modest exposures in each of these areas relative to the market.
•	Normally hedges at least 75% of its foreign currency exposure.

•	Utilizes derivatives (futures, options, swap agreements) as substitutes for physical securities as a means of gaining more cost-effective exposure.

The investment team may sell securities when:

•	Securities individually no longer represent relative value.

•	Fund management makes a shift in its portfolio strategy (change in duration, yield curve positioning, sector strategy, etc.).

THE YEAR IN REVIEW

Fixed income markets rose solidly during the prior 12 months as cautious investors continued to find comfort in the safety of bonds despite historically low yields. Similar to the prior year, investor enthusiasm ebbed and flowed every few months with risk appetite returning to the market by the end of this period in response to additional unconventional monetary policies. Spread sectors were the best performing area of fixed income markets for the year.

For the 12-month period ended October 31, 2012, the Managers PIMCO Bond Fund returned 9.31%, compared with 5.25% for its benchmark, the Barclays U.S. Aggregate Bond Index®. The Fund’s solid outperformance was steady throughout the year with outperformance in each of the last four quarters. One of the largest contributors to outperformance has been an overweight to agency mortgage-backed securities which outperformed like-duration Treasuries. A relatively modest exposure to non-agency mortgages contributed to returns as well. Curve positioning, which included an underweight to longer maturities as the yield curve steepened, was positive for performance as the U.S. yield curve steepened during the year. In addition, the Fund’s allocation to Build America Bonds performed well as investors continued to seek higher yielding assets. Within the Fund’s corporate holdings, an emphasis on the bonds of financial firms, which outperformed the broader market, contributed to returns.

LOOKING FORWARD

PIMCO expects the global economy to grow at a real rate of 1.5% to 2.0% over the year ahead. PIMCO also expects real growth will be moderated by efforts to resolve debt overhangs through fiscal restraint. Households and governments will seek to delever their balance sheets while the corporate sector remains reluctant to engage its own. Nominal growth could be bolstered by the continued resolve of central banks. The balance of these forces will determine if GDP growth has slowed to stall speed or if a coordinated global slowdown can be averted.

The negative effects of austerity measures implemented throughout the Euro Zone and the U.K. are reflected in the weak growth numbers within the region and strongly point to recessions already underway. Mixed economic data and the unending hope for further stimulus in the U.S. and other developed and emerging economies has allowed for cautious optimism and tempered market volatility which had increased during the second quarter of 2012. However, ongoing efforts by policymakers to offer short-term solutions are becoming increasingly ineffective. Financial markets’ heightened sensitivity to policy-related news reflects acknowledgment of the difficulties that lie ahead in resolving significant structural problems in many economies.

4

Managers PIMCO Bond Fund

Investment Manager’s Comments (continued)

•

Key Decisions Support Euro Zone- Global markets continued to focus on Europe as the region faced several important tests in the third quarter. The German Constitutional Court approved the European Stability Mechanism (ESM), removing the last major obstacle towards implementing this important rescue fund. The European Central Bank (ECB) conditionally committed to a role as lender of last resort. Both actions boosted confidence and slowed the process of delevering. The question now becomes when Spain or another troubled sovereign will formally ask for assistance, fulfilling a key pre-requisite for the ECB to buy their bonds. However, bond purchases alone will not be enough to resolve the fundamental challenges facing the Euro Zone. PIMCO expects progress toward greater integration to be incremental, conditional, and punctuated with periods of volatility.

•

U.S. Economic Data Slips- PIMCO forecasts U.S. growth between 1.0% and 1.5% as persistent unemployment and softening manufacturing and consumption data prevent positive economic reports from establishing a trend. Brighter news is coming out of the housing sector where many indicators including strong demand, falling inventory, declining distressed sales, and improving affordability suggest a gradual bottoming of home prices. However, other major indicators are following a downward trajectory. Perhaps most tellingly, second quarter GDP was revised downward to 1.3% in late September. As the respective campaigns intensify ahead of November’s Presidential election, few expect any important issues to be resolved before then. No further clarity has surfaced on how either party intends to tackle the ‘fiscal cliff’ as tax stimuli and government spending worth approximately 4.5% of GDP expires in January 2013. PIMCO’s base-case is for a series of compromises and extensions which will total approximately 1.5% of GDP, regardless of electoral outcomes.

•

Slowdown Accelerates in Emerging Markets- The economic slowdown experienced by many emerging markets (EM) over the past year has accelerated. PIMCO anticipates EM growth to continue to outpace that of developed markets over the cyclical horizon, through at a significantly lower level than in recent years. EM economies continue to suffer from the knock-on effects of recession and slowdown in much of the developed world.

•

Longer Term Inflation Concerns Build- PIMCO anticipates global inflation of between 2%-2.5% over the cyclical horizon. On a secular basis, PIMCO expects the prolonged wave of ultra-dovish monetary policy to drive longer-term inflation higher.

Central banks’ actions to restore liquidity continue to drive financial asset valuations higher. PIMCO is alert to the possibility that asset class bubbles may be forming and continues to implement risk reduction strategies. PIMCO retains broad defensive positioning and is focused on finding yield derived from high quality sources and active management.

•

Interest Rate Strategies- PIMCO plans to maintain a neutral to underweight duration position. The Portfolio will emphasize high quality duration from countries that PIMCO views as having the cleanest balance sheets, such as the U.S., Canada, Australia, and Mexico. PIMCO remains concentrated in the 6-10 year portion of the yield curve where they see superior opportunities for roll-down and price appreciation compared to those available at the short-end, where potential rate rises and volatility are constrained by Fed intervention. PIMCO remains underweight the long end of the yield curve as longer maturities may not adequately compensate investors for sizeable longer-term inflation risk.

•

Mortgages- Agency mortgages remain an important source of high quality yield. These assets exhibit attractive risk-return dynamics relative to low-yielding cash and corporate credits. While recognizing that the new Fed program will likely continue to disrupt absolute valuation within the mortgage market over the cyclical horizon, PIMCO will continue to take advantage of relative value opportunities across mortgage coupons. PIMCO plans to hold non-Agency mortgages and commercial mortgage-backed securities (CMBS) that have senior positions in the capital structure and are another source of attractive yield.

•

Corporate Bonds- PIMCO sees increasing differentiation between credits in terms of default risk and continues to shift its exposure towards securities higher up in the capital structure. PIMCO remains cautious towards companies overly dependent on revenue from regions which are in the earlier stages of their deleveraging cycles, such as Europe. The resilient performance of the U.S. banking sector in the face of recent credit downgrades reinforces PIMCO’s conviction about the solid fundamental characteristics of certain financial credits. PIMCO does, however, continue to assess and refine their financials exposure both due to industry developments and from a valuation perspective given the outperformance of this sector in 2012.

•

Emerging Markets- PIMCO plans to retain exposure to corporate and quasi-sovereign bonds in select countries with strong initial conditions and high quality balance sheets such as Brazil and Mexico. PIMCO also plans to maintain exposure to rates in these countries which have relatively high nominal and real local interest rates and steep yield curves with the potential to capture roll-down. PIMCO continues to expect EM to outpace developed markets over the secular horizon.

•

Municipals and Treasury Inflation- Protected Securities (TIPS)- PIMCO continues to see value in high quality municipal bonds and retains their preference for essential service revenue bonds such as water and sewer, power, and airports. PIMCO expects to maintain its position in TIPS as the threat of higher longer-term inflation remains.

5

Managers PIMCO Bond Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The chart illustrates the performance of a hypothetical $10,000 investment made in the Managers PIMCO Bond Fund on October 31, 2002, to a $10,000 investment made in the Barclays U.S. Aggregate Bond Index® for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers PIMCO Bond Fund and the Barclays U.S. Aggregate Bond Index® for the same time periods ended October 31, 2012.

Average Annualized Total Returns[1]	One Year	Five Years	Ten Years
Managers PIMCO Bond Fund[2,3,4,5,6,7,8]	9.31%	8.00%	6.52%
Barclays U.S. Aggregate Bond Index®9	5.25%	6.38%	5.39%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2012. All returns are in U.S. dollars($).

[2]         Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]          Fixed income funds are subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of a fixed income investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[4]         The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is also a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative; or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, and the risk that the Fund could not close out a position when it would be most advantageous to do so.

[5]          Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[6]         High yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default.

[7]         Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back any time. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

[8]         Market risk associated with equity securities may become more pronounced for the Fund.

[9]         The Barclays U.S. Aggregate Bond Index® is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Barclays U.S. Aggregate Bond Index® is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

6

Managers PIMCO Bond Fund

Fund Snapshots

October 31, 2012

Portfolio Breakdown (unaudited)

Category	Managers PIMCO Bond Fund**	Barclays U.S. Aggregate Bond Index®
U.S. Government and Agency Obligations	78.4%	41.1%
Corporate Bonds and Notes	18.2%	21.4%
Foreign Government and Agency Obligations	10.8%	5.5%
Municipal Bonds	4.4%	0.0%
Mortgage-Backed Securities	4.2%	31.6%
Asset-Backed Securities	2.2%	0.4%
Municipal Closed-End Bond Funds	0.5%	0.0%
Preferred Stocks	0.3%	0.0%
Bank Loan Obligations	0.1%	0.0%
Other Assets and Liabilities	(19.1)%	0.0%

**	As a percentage of net assets.

Rating	Managers PIMCO Bond Fund***	Barclays U.S. Aggregate Bond Index®
U.S. Treasury & Agency	63.4%	70.9%
Aaa	2.3%	3.8%
Aa	7.3%	3.5%
A	8.1%	11.2%
Baa	10.4%	10.6%
Ba & lower	8.5%	0.0%

***	As a percentage of market value of fixed income securities. Chart does not include equity securities.

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
FNMA, 4.000%, TBA*	8.8%
FNMA, 3.500%, TBA	8.0
TD Securities (USA) LLC, dated 10/31/12, due 11/01/12, 0.30%, total to be received $98,100,818, (collateralized by $100,175,275 U.S. Treasury Notes, 0.625%, 07/15/14)	6.8
TD Securities (USA) LLC, dated 10/31/12, due 11/05/12, 0.33%. total to be received $84,603,878, (collateralized by $86,379,421 U.S. Treasury Notes, 2.375% 10/31/14)	5.9
FNMA, 4.500%, TBA*	5.2
Citigroup Global Markets, Inc., dated 10/31/12, due 11/02/12, 0.35%, total to be received $61,101,188, (collateralized by $62,438,916 U.S. Treasury Notes, 1.00%, 08/31/19)	4.2
FNMA, 5.000%, TBA*	4.1
FNMA, 5.500%, TBA*	3.3
U.S. Treasury Notes, 0.500%, 07/31/17	2.1
Spain Letras del Tesoro	2.0
Top Ten as a Group	50.4%

*	Top Ten Holding at April 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

Managers PIMCO Bond Fund

Schedule of Portfolio Investments

October 31, 2012

	Principal Amount	Value

Asset-Backed Securities - 2.2%
Amortizing Residential Collateral Trust, Series 2002-BC4, 0.791%, 07/25/32 (11/26/12)[1]	$77,398	$64,846
Bear Stearns Asset-Backed Securities, Inc., Series 2006-AQ1, Class 2A1, 0.291%, 10/25/36 (11/26/12)[1]	73,456	69,933
Countrywide Asset-Backed Certificates, Series 2007-2, Class 2A2, 0.311%, 08/25/37 (11/26/12)[1]	9,001,008	8,823,485
EFS Volunteer No. 2 LLC, Series 1, Class A1, 1.091%, 07/26/27 (11/26/12) (a)[1]	1,986,601	2,010,085
EMC Mortgage Loan Trust, Series 2001-A, Class A, 0.951%, 05/25/40 (11/26/12) (a)[1]	581,753	522,327
First NLC Trust, Series 2007-1, Class A1, 0.281%, 08/25/37 (11/26/12) (a)[1]	674,665	282,234
Fremont Home Loan Trust, Series 2006-E, Class 2A1, 0.271%, 01/25/37 (11/26/12)[1]	40,100	17,617
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1, 0.771%, 10/25/34 (11/26/12)[1]	55,661	48,152
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A1, 0.261%, 11/25/36 (11/26/12)[1]	11,656	4,731
Park Place Securities, Inc., Series 2005-WCW1, Class A1B, 0.471%, 09/25/35 (11/26/12)[1]	1,587,551	1,539,029
Securitized Asset Backed Receivables LLC,
Series 2007-HE1, Class A2A, 0.271%, 12/25/36 (11/26/12)[1]	465,956	119,094
Series 2007-NC2, 0.251%, 01/25/37 (11/26/12)[1]	167,219	150,487
Small Business Administration Participation Certificates,
Series 2003-20I, Class 1, 5.130%, 09/01/23	67,782	75,428
Series 2007-20K, Class 1, 5.510%, 11/01/27	3,267,355	3,773,245
Series 2008-10E, Class 1, 5.110%, 09/01/18	1,328,288	1,433,516
Series 2008-20I, Class 1, 5.600%, 09/01/28	6,661,498	7,778,985
Series 2009-20E, Class 1, 4.430%, 05/01/29	4,149,501	4,613,533
Structured Asset Securities Corp., Series 2002-HF1, 0.791%, 01/25/33 (11/26/12)[1]	47,968	42,832
Total Asset-Backed Securities (cost $29,964,805)		31,369,559
Bank Loan Obligations - 0.1%
American Governmental Financial Services Funding Co., Term Loan, 0.277%, 05/18/17 (cost $1,194,000)	1,200,000	1,185,000
Corporate Bonds and Notes - 18.2%
Financials - 13.2%
AK Transneft OJSC Via TransCapitalInvest, Ltd., 8.700%, 08/07/18 (a)	600,000	776,802
Allstate Life Global Funding Trusts, MTN, 5.375%, 04/30/13	1,600,000	1,639,485
Ally Financial, Inc.,
3.638%, 02/11/14 (11/11/12)[1]	1,000,000	1,029,150
4.500%, 02/11/14	7,700,000	7,950,250
5.500%, 02/15/17	3,300,000	3,495,301
7.500%, 12/31/13	1,500,000	1,595,625
7.500%, 09/15/20[2]	1,100,000	1,300,750
8.300%, 02/12/15	800,000	898,200
American International Group, Inc.,
5.050%, 10/01/15	400,000	441,461
6.250%, 03/15/37	800,000	830,000
8.250%, 08/15/18	4,500,000	5,859,761
MTN, 5.600%, 10/18/16	800,000	917,762
MTN, Series G, 5.850%, 01/16/18	400,000	468,422
ANZ National International, Ltd., 6.200%, 07/19/13 (a)	1,800,000	1,867,925
Australia and New Zealand Banking Group, Ltd., 2.125%, 01/10/14 (a)[3]	2,400,000	2,431,310
Banco Santander Brasil SA, 4.500%, 04/06/15 (a)	200,000	207,500

The accompanying notes are an integral part of these financial statements.

8

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

		Principal Amount	Value

Financials - 13.2% (continued)
Bank of America Corp.,
4.500%, 04/01/15		$10,000,000	$10,717,140
6.000%, 09/01/17		2,115,000	2,472,285
6.000%, 10/15/36		900,000	1,105,850
6.500%, 08/01/16		2,800,000	3,259,332
Bank of China (Hong Kong), Ltd., 5.550%, 02/11/20 (a)		400,000	456,569
Bank of Montreal,
1.950%, 01/30/17 (a)		600,000	628,120
2.850%, 06/09/15 (a)		800,000	848,053
Bank of Nova Scotia,
1.650%, 10/29/15 (a)		900,000	928,487
1.950%, 01/30/17 (a)		200,000	209,421
BBVA Bancomer SA,
4.500%, 03/10/16 (a)		500,000	533,125
6.500%, 03/10/21 (a)		900,000	1,031,625
BPCE SA, 2.375%, 10/04/13 (a)[3]		400,000	401,364
Braskem Finance, Ltd., 5.750%, 04/15/21 (a)		400,000	442,000
CIT Group, Inc., 5.250%, 04/01/14 (a)		300,000	312,750
Citigroup, Inc.,
2.438%, 08/13/13 (11/13/12)[1]		1,100,000	1,113,291
5.500%, 10/15/14		5,800,000	6,268,518
5.850%, 07/02/13		100,000	103,372
6.125%, 08/25/36		4,200,000	4,665,784
EMTN, Class B, 3.625%, 11/30/17[4]	EUR	3,800,000	4,600,885
Commonwealth Bank of Australia, 0.763%, 07/12/13 (01/14/13) (a)[1]		7,500,000	7,525,117
Credit Suisse New York, 2.200%, 01/14/14		800,000	813,349
Dexia Credit Local SA, 0.793%, 04/29/14 (01/29/13) (a)[1]		4,100,000	4,038,459
Ford Motor Credit Co. LLC,
5.875%, 08/02/21		300,000	346,023
7.000%, 04/15/15		1,400,000	1,561,000
8.700%, 10/01/14		1,000,000	1,127,663
General Electric Capital Corp.,
5.500%, 09/15/67 (a)[4]	EUR	5,500,000	7,089,576
MTN, 5.875%, 01/14/38		2,300,000	2,841,974
Goldman Sachs Group, Inc., The,
5.950%, 01/18/18		2,400,000	2,797,675
6.150%, 04/01/18		2,000,000	2,344,822
HSBC Bank PLC, 2.000%, 01/19/14 (a)[3]		800,000	807,055
HSBC Holdings PLC,
6.500%, 05/02/36		800,000	982,706
6.500%, 09/15/37		900,000	1,108,741

The accompanying notes are an integral part of these financial statements.

9

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

		Principal Amount	Value

Financials - 13.2% (continued)
International Lease Finance Corp.,
5.750%, 05/15/16		$300,000	$318,266
5.875%, 05/01/13		400,000	410,500
6.375%, 03/25/13		400,000	408,500
6.750%, 09/01/16 (a)		800,000	908,000
MTN, 5.250%, 01/10/13		400,000	404,500
Intesa Sanpaolo S.p.A, 2.831%, 02/24/14 (11/26/12) (a)[1,3]		1,700,000	1,676,868
JPMorgan Chase & Co.,
6.000%, 01/15/18		1,500,000	1,787,226
EMTN, 0.475%, 09/26/13 (12/27/12)[1]	EUR	200,000	259,577
JPMorgan Chase Bank, NA,
0.729%, 06/13/16 (12/13/12)[1]		1,300,000	1,259,487
0.870%, 05/31/17[4]	EUR	900,000	1,117,028
LBG Capital No.1 PLC,
8.500%, 12/29/49[4,5]		400,000	368,000
Series 8, 7.869%, 08/25/20 (a)[2,3]	GBP	2,300,000	3,724,644
Lloyds TSB Bank PLC, 0.660%, 10/29/49[2,5]	EUR	1,800,000	1,873,445
Merrill Lynch & Co., Inc., 6.400%, 08/28/17		3,400,000	4,013,391
MetLife, Inc., 6.400%, 12/15/36		800,000	873,622
Morgan Stanley,
7.300%, 05/13/19		200,000	240,984
GMTN, 2.937%, 05/14/13 (11/14/12)[1]		1,200,000	1,211,807
MTN, 5.950%, 12/28/17		1,800,000	2,045,002
National Australia Bank, Ltd., 5.350%, 06/12/13 (a)		1,500,000	1,541,565
Nationwide Building Society, 6.250%, 02/25/20 (a)[2,3]		1,800,000	2,108,822
Nordea Bank AB, 2.125%, 01/14/14 (a)[3]		400,000	405,506
Pacific LifeCorp, 6.000%, 02/10/20 (a)		400,000	443,562
Principal Life Income Funding Trusts,
MTN, 5.300%, 04/24/13		1,500,000	1,534,887
MTN, 5.550%, 04/27/15		2,300,000	2,558,715
Qatari Diar Finance “Q.S.C.”, 3.500%, 07/21/15		900,000	955,350
Resona Bank, Ltd., 5.850%, 09/15/49 (a)[3,4,5]		500,000	540,571
Royal Bank of Scotland Group PLC, The,
4.875%, 08/25/14 (a)		200,000	212,438
6.990%, 10/29/49 (a)[3,4,5]		2,600,000	2,385,500
Santander SA US Debt Unipersonal, 2.991%, 10/07/13 (a)[3]		3,700,000	3,709,861
SLM Corp., MTN, 6.250%, 01/25/16		300,000	325,515
Springleaf Finance Corp., 4.125%, 11/29/13[2]	EUR	3,900,000	5,004,407
State Bank of India, 4.500%, 07/27/15 (a)		2,900,000	3,047,248
State Street Capital Trust IV, 1.389%, 06/15/37 (12/17/12)[1]		300,000	231,248
Stone Street Trust, 5.902%, 12/15/15 (a)		2,800,000	2,937,068
Sumitomo Mitsui Banking Corp., 1.950%, 01/14/14 (a)[3]		1,000,000	1,012,890
Temasek Financial I, Ltd., 4.300%, 10/25/19 (a)		900,000	1,030,791

The accompanying notes are an integral part of these financial statements.

10

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Financials - 13.2% (continued)
UBS AG,
5.750%, 04/25/18	$1,300,000	$1,535,964
5.875%, 12/20/17	1,400,000	1,658,472
Series FRN, 1.313%, 01/28/14 (01/28/13)[1]	300,000	300,807
USB Capital, 3.500%, 10/29/49[4,5]	300,000	269,664
Vnesheconombank Via VEB Finance PLC, 5.450%, 11/22/17 (a)[2]	400,000	438,468
Wachovia Corp., MTN, 0.503%, 08/01/13 (02/01/13)[1]	300,000	300,232
Wells Fargo & Co., Series K, 7.980%, 03/29/49[4,5]	21,200,000	25,148,500
Westpac Banking Corp., 3.585%, 08/14/14 (a)[3]	3,800,000	4,002,719
Total Financials		191,733,452
Industrials - 4.5%
Altria Group, Inc., 9.700%, 11/10/18	406,000	579,753
Amgen, Inc.,
3.625%, 05/15/22	800,000	861,682
6.150%, 06/01/18	4,900,000	5,990,279
AT&T, Inc., 6.300%, 01/15/38	1,200,000	1,612,440
Caterpillar, Inc., 0.605%, 05/21/13 (11/21/12)[1]	4,200,000	4,207,825
Comcast Corp., 6.450%, 03/15/37	600,000	792,556
Corp Nacional del Cobre de Chile,
6.150%, 10/24/36 (a)	300,000	393,680
7.500%, 01/15/19 (a)	1,500,000	1,956,768
Gazprom OAO Via Gaz Capital SA,
5.092%, 11/29/15 (a)	200,000	214,760
6.212%, 11/22/16 (a)	400,000	446,688
8.625%, 04/28/34	5,500,000	7,913,950
Gerdau Trade, Inc., 5.750%, 01/30/21 (a)	400,000	448,200
Hewlett-Packard Co., 0.711%, 05/24/13 (11/26/12)[1]	4,900,000	4,895,879
International Business Machines Corp., 5.700%, 09/14/17	2,000,000	2,440,402
Noble Group, Ltd., 4.875%, 08/05/15 (a)	1,000,000	1,053,000
Novatek OAO via Finance, Ltd., 5.326%, 02/03/16 (a)	400,000	431,568
Odebrecht Drilling VIII/IX, Ltd., 6.350%, 06/30/21 (a)[2]	388,000	449,110
Peabody Energy Corp., 7.875%, 11/01/26	700,000	752,500
Petrobras International Finance Co.,
3.875%, 01/27/16	3,300,000	3,522,206
5.875%, 03/01/18	2,300,000	2,659,467
Petroleos Mexicanos,
5.500%, 06/27/44	300,000	327,750
8.000%, 05/03/19	5,100,000	6,706,500
Qtel International Finance, Ltd., 4.750%, 02/16/21 (a)	200,000	225,800
Ras Laffan Liquefied Natural Gas Co., Ltd., 5.298%, 09/30/20 (a)	717,750	812,852
Rohm & Haas Co., 6.000%, 09/15/17	1,100,000	1,317,490

The accompanying notes are an integral part of these financial statements.

11

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

		Principal Amount	Value

Industrials - 4.5% (continued)
Sydney Airport Finance Co., Proprietary Ltd., 5.125%, 02/22/21 (a)		$300,000	$333,449
Tennessee Gas Pipeline Co., 7.000%, 10/15/28		6,145,000	8,453,535
Time Warner, Inc., 5.875%, 11/15/16		1,200,000	1,421,496
UAL 2009-1 Pass Through Trust, 10.400%, 11/01/16		364,022	418,188
UnitedHealth Group, Inc., 4.875%, 02/15/13		1,600,000	1,619,030
Vale Overseas, Ltd.,
6.250%, 01/23/17		500,000	582,835
6.875%, 11/21/36		500,000	617,936
Total Industrials			64,459,574
Utilities - 0.5%
AES Corp., The, 7.375%, 07/01/21		200,000	224,500
Enel Finance International NV, 6.800%, 09/15/37 (a)[3]		1,800,000	1,895,029
ENN Energy Holdings, Ltd., 6.000%, 05/13/21 (a)		200,000	233,184
Entergy Corp., 3.625%, 09/15/15		2,200,000	2,323,757
Majapahit Holding, B.V., 7.750%, 01/20/20		700,000	883,750
NRG Energy, Inc., 8.250%, 09/01/20		1,500,000	1,661,250
Tokyo Electric Power Co., Inc., The,
1.500%, 05/30/14	JPY	1,000,000	12,276
1.850%, 07/28/14	JPY	7,000,000	86,371
Total Utilities			7,320,117
Total Corporate Bonds and Notes (cost $234,543,895)			263,513,143
Foreign Government and Agency Obligations - 10.8%
Banco do Brasil SA,
Bonds, 5.875%, 01/19/23 (a)		200,000	221,500
Notes, Series YCD, 0.430%, 06/28/13[6]		10,000,000	9,971,420
Banco Nacional de Desenvolvimento Economico e Social Notes, 4.125%, 09/15/17 (a)	EUR	400,000	555,397
Brazil Notas do Tesouro Nacional, Series F,
Bonds, 10.000%, 01/01/21	BRL	1,100	5,897
Notes, 10.000%, 01/01/14	BRL	9,000	46,979
Notes, 10.000%, 01/01/17	BRL	182,000	973,313
British Columbia Bonds, Province of,
3.250%, 12/18/21	CAD	200,000	212,494
4.300%, 06/18/42	CAD	300,000	355,672
Canada Housing Trust Bonds,
2.650%, 03/15/22 (a)	CAD	200,000	207,211
3.800%, 06/15/21 (a)	CAD	600,000	678,728
Export-Import Bank of Korea, The,
Bonds, 4.000%, 01/29/21		400,000	440,579
Notes, 5.125%, 06/29/20		700,000	823,470
Notes, 8.125%, 01/21/14		1,000,000	1,084,406

The accompanying notes are an integral part of these financial statements.

12

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

		Principal Amount	Value

Foreign Government and Agency Obligations - 10.8% (continued)
Italy Buoni Poliennali Del Tesoro,
Bonds, 3.750%, 08/01/15	EUR	$300,000	$398,717
Bonds, Series CPI, 2.100%, 09/15/21	EUR	957,078	1,131,729
Notes, 2.250%, 11/01/13	EUR	19,400,000	25,284,497
Notes, 2.500%, 03/01/15	EUR	1,600,000	2,071,543
Notes, 3.000%, 04/01/14	EUR	200,000	262,609
Notes, 3.500%, 06/01/14	EUR	400,000	529,275
Notes, 4.250%, 07/01/14	EUR	200,000	267,824
Notes, 4.500%, 07/15/15	EUR	500,000	676,483
Italy Certificati di Credito del Tesoro, Notes, 1.641%, 09/30/13[6]	EUR	2,700,000	3,450,598
Korea Development Bank Notes, The, 4.375%, 08/10/15		3,500,000	3,796,464
Korea Finance Corp. Notes, 3.250%, 09/20/16		800,000	848,297
Korea Housing Finance Corp. Notes, 4.125%, 12/15/15 (a)		500,000	541,689
Mexican Fixed Rate,
Bonds, 10.000%, 12/05/24	MXN	900,000	95,118
Notes, 6.000%, 06/18/15	MXN	10,000,000	783,143
Notes, 7.750%, 12/14/17	MXN	11,200,000	956,158
Ontario Bonds, Province of,
4.000%, 06/02/21	CAD	4,000,000	4,445,237
4.200%, 06/02/20	CAD	2,500,000	2,817,146
4.300%, 03/08/17	CAD	1,300,000	1,438,766
4.400%, 06/02/19	CAD	1,400,000	1,587,779
4.700%, 06/02/37	CAD	2,600,000	3,140,410
MTN, 4.600%, 06/02/39	CAD	700,000	841,815
MTN, 5.500%, 06/02/18	CAD	400,000	472,362
Ontario Notes, Province of,
1.650%, 09/27/19		1,300,000	1,302,633
3.000%, 07/16/18		400,000	437,616
3.150%, 06/02/22	CAD	3,800,000	3,938,531
4.200%, 03/08/18	CAD	200,000	222,825
Panama Government Bonds, 7.250%, 03/15/15		200,000	228,500
Quebec Bonds, Province of,
2.750%, 08/25/21		900,000	942,313
3.500%, 07/29/20		500,000	557,702
3.500%, 12/01/22	CAD	7,900,000	8,328,479
4.250%, 12/01/21	CAD	5,100,000	5,722,315
4.250%, 12/01/43	CAD	1,200,000	1,358,863
4.500%, 12/01/16	CAD	100,000	110,947
4.500%, 12/01/17	CAD	100,000	112,380
MTN, 4.500%, 12/01/18	CAD	500,000	566,373
Spain Government Bonds,
3.150%, 01/31/16	EUR	5,100,000	6,504,629
4.400%, 01/31/15	EUR	900,000	1,200,108
Spain Government Notes, 4.250%, 10/31/16	EUR	14,900,000	19,444,817

The accompanying notes are an integral part of these financial statements.

13

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

		Principal Amount	Value

Foreign Government and Agency Obligations - 10.8% (continued)
Spain Letras del Tesoro,
Notes, 2.319%, 09/20/13[6]	EUR	$22,500,000	$28,570,468
Notes, 2.743%, 04/16/14[6]	EUR	3,900,000	4,853,739
Total Foreign Government and Agency Obligations (cost $152,317,688)			155,817,963
Mortgage-Backed Securities - 4.2%
American Home Mortgage Investment Trust, Series 2004-4, Class 4A, 2.641%, 02/25/45 (12/25/12)[1]		508,693	491,673
Arran Residential Mortgages Funding PLC,
Series 2010-1A, Class A1B, 1.545%, 05/16/47 (11/16/12) (a)[1]	EUR	138,738	180,038
Series 2010-1A, Class A2B, 1.745%, 05/16/47 (11/16/12) (a)[1]	EUR	2,000,000	2,643,550
Bank of America Funding Corp., Series 2005-D, Class A1, 2.620%, 05/25/35 (12/25/12)[1]		673,559	701,777
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2000-2, Class A, 2.857%, 11/25/30 (12/25/12)[1]		16,547	16,984
Series 2002-11, Class 1A1, 4.591%, 02/25/33 (12/25/12)[1]		26,454	26,768
Series 2003-1, Class 6A1, 2.643%, 04/25/33 (12/25/12)[1]		246,696	250,002
Series 2005-2, Class A1, 2.570%, 03/25/35 (12/25/12)[1]		7,315,301	7,405,019
Series 2005-2, Class A2, 3.078%, 03/25/35 (12/25/12)[1]		4,144,310	4,185,022
Series 2005-5, Class A2, 2.320%, 08/25/35 (12/25/12)[1]		9,957,198	9,750,556
Series 2005-12, Class 13A, 5.378%, 02/25/36 (12/25/12)[1]		238,757	229,703
Bear Stearns Alt-A Trust,
Series 2005-4, Class 23A1, 2.916%, 05/25/35 (12/25/12)[1]		1,287,550	1,160,010
Series 2005-7, Class 22A1, 3.007%, 09/25/35 (12/25/12)[1]		625,175	506,573
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4, 5.700%, 06/11/50		2,800,000	3,352,796
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-6, Class A1, 2.230%, 09/25/35 (12/25/12)[1]		5,338,497	5,309,792
Series 2005-11, Class A2A, 2.570%, 10/25/35 (12/25/12)[1]		299,413	277,248
Countrywide Alternative Loan Trust, Series 2007-OA7, Class A1A, 0.391%, 05/25/47 (11/26/12)[1]		1,199,862	824,636
Countrywide Home Loans Mortgage Pass Through Trust, Series 2005-HYB9, Class 3A2A, 2.783%, 02/20/36 (12/20/12)[1]		349,895	298,244
European Loan Conduit, Series 25X, Class A, 0.495%, 05/15/19 (11/15/12)[1]	EUR	101,213	125,940
Greenpoint Mortgage Funding Trust,
Series 2006-AR6, Class A1A, 0.291%, 10/25/46 (11/26/12)[1]		487	487
Series 2006-AR8, Class 1A1A, 0.291%, 01/25/47 (11/26/12)[1]		28	28
GS Mortgage Securities Corp., Series 2007-EOP, Class A1, 1.103%, 03/06/20 (11/06/12) (a)[1]		1,473,949	1,473,921
GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1, 5.136%, 11/25/35 (12/25/12)[1]		963,577	969,580
Indymac Index Mortgage Loan Trust, Series 2005-AR31, Class 1A1, 2.517%, 01/25/36 (12/25/12)[1]		1,439,414	1,042,030
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2006-LDP9, Class A3, 5.336%, 05/15/47		2,100,000	2,423,575
Series 2010-C2, Class A3, 4.070%, 11/15/43 (a)		2,000,000	2,267,893
JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1, 4.985%, 02/25/35 (12/25/12)[1]		340,699	347,662
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A, 0.421%, 02/25/36 (11/25/12)[1]		766,179	651,185
MLCC Mortgage Investors, Inc., Series 2005-3, Class 4A, 0.461%, 11/25/35 (11/25/12)[1]		153,429	140,586
Morgan Stanley Capital I, Series 2007-IQ16, Class A4, 5.809%, 12/12/49		3,000,000	3,592,329
Opera Finance PLC, Series CSC3, Class A, 0.758%, 04/25/17 (01/25/13)[1]	GBP	2,103,948	3,293,414

The accompanying notes are an integral part of these financial statements.

14

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Mortgage-Backed Securities - 4.2% (continued)
Prime Mortgage Trust,
Series 2004-CL1, Class 1A2, 0.611%, 02/25/34 (11/25/12)[1]	$130,999	$119,064
Series 2004-CL1, Class 2A2, 0.611%, 02/25/19 (11/25/12)[1]	6,678	6,546
Structured Asset Mortgage Investments, Inc.,
Series 2002-AR3, Class A1, 0.872%, 09/19/32 (11/19/12)[1]	315,575	302,081
Series 2005-AR5, Class A2, 0.462%, 07/19/35 (11/19/12)[1]	824,521	802,539
Structured Asset Securities Corp.,
Series 2001-21A, Class 1A1, 2.603%, 01/25/32 (12/25/12)[1]	17,590	14,801
Series 2006-11, Class A1, 2.858%, 10/28/35 (12/28/12) (a)[1]	519,283	471,052
Wachovia Bank Commercial Mortgage Trust,
Series 2006-WL7A, Class A1, 0.304%, 09/15/21 (11/15/12) (a)[1]	2,278,831	2,215,053
Series 2007-WHL8, 0.294%, 06/15/20 (11/15/12) (a)[1]	1,720,272	1,655,396
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR17, Class 1A, 1.354%, 11/25/42 (12/25/12)[1]	130,849	122,024
Series 2005-AR13, Class A1A1, 0.501%, 10/25/45 (11/25/12)[1]	275,059	250,043
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR1, 1.954%, 02/25/31 (12/25/12)[1]	3,272	3,278
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR2, Class 2A1, 2.629%, 03/25/36[4]	1,413,548	1,377,253
Total Mortgage-Backed Securities (cost $60,251,476)		61,278,151
Municipal Bonds - 4.4%
American Municipal Power, Inc., Combined Hydroelectric Projects Revenue, Taxable Build America, Series 2010 B, 8.084%, 02/15/50	1,000,000	1,445,020
Buckeye Tobacco Settlement Financing Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007 A-2, 5.875%, 06/01/30	1,000,000	868,110
California Infrastructure & Economic Development Bank Revenue, UCSF Neurosciences Building 19A, Taxable Build America, Series 2010 B, 6.486%, 05/15/49	1,000,000	1,230,760
California State General Obligation, 5.650%, 04/01/39[4]	1,200,000	1,224,696
California State General Obligation, 7.500%, 04/01/34	1,300,000	1,753,440
California State General Obligation, 7.550%, 04/01/39	1,300,000	1,814,514
California State General Obligation, 7.600%, 11/01/40	1,000,000	1,412,790
California State General Obligation, 7.950%, 03/01/36	1,100,000	1,318,460
California State University Systemwide Revenue, Series 2009 A, 5.250%, 11/01/38	500,000	559,940
California State University Systemwide Revenue, Taxable Build America, Series 2010 B, 6.434%, 11/01/30	700,000	836,017
Calleguas-Las Virgenes, CA Public Financing Authority Water Revenue, Calleguas Municipal Water District, Taxable Build America, Series 2010 B, 5.944%, 07/01/40	1,000,000	1,246,600
Chicago, IL Transit Authority Sales Tax Receipts Revenue, Series 2016, 5.250%, 12/01/36	2,200,000	2,528,350
Chicago, IL Transit Authority, Sales & Transfer Tax Receipts Revenue, Pension Funding, Series 2008 A, 6.300%, 12/01/21	100,000	113,646
Chicago, IL Transit Authority, Sales & Transfer Tax Receipts Revenue, Pension Funding, Series 2008 A, 6.899%, 12/01/40	1,600,000	1,919,664
Chicago, IL Transit Authority, Sales & Transfer Tax Receipts Revenue, Retiree Health Care, Series 2008 B, 6.300%, 12/01/21	200,000	227,292
Chicago, IL Transit Authority, Sales & Transfer Tax Receipts Revenue, Retiree Health Care, Series 2008 B, 6.899%, 12/01/40	1,700,000	2,039,643
Chicago, IL Transit Authority, Sales & Transfer Tax Receipts Revenue, Taxable Build America, Series 2010 B, 6.200%, 12/01/40	1,000,000	1,133,680

The accompanying notes are an integral part of these financial statements.

15

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Municipal Bonds - 4.4% (continued)
Clark County, NV Airport Revenue, Taxable Direct Payment Build America, Series C, 6.820%, 07/01/45	$800,000	$1,136,472
Illinois Municipal Electric Agency Power Supply System Revenue, Series C, 6.832%, 02/01/35	800,000	961,792
Irvine Ranch, CA District Joint Powers Agency Water Revenue, 2.388%, 03/15/14	2,800,000	2,807,000
Los Angeles County Public Works Financing Authority Revenue, Multiple Capital Projects I, Series 2010 B Taxable Build America, 7.488%, 08/01/33	200,000	255,372
Los Angeles County Public Works Financing Authority Revenue, Multiple Capital Projects I, Series 2010 B, Taxable Build America, 7.618%, 08/01/40	300,000	399,117
Los Angeles, CA Unified School District General Obligation, Series A-1, 4.500%, 07/01/22 (AGM Insured)[7]	3,600,000	4,078,620
Los Angeles, CA Unified School District General Obligation, Taxable Build America, Series 2010 RY, 6.758%, 07/01/34	4,000,000	5,317,960
Los Angeles, CA Wastewater System Revenue, Series 2010 A, 5.713%, 06/01/39	1,000,000	1,175,290
New Jersey State Turnpike Authority Revenue, Series 2010 A, 7.102%, 01/01/41	800,000	1,153,480
New York City Municipal Finance Authority Revenue, Water and Sewer System General Resolution, Taxable Bond America, Series 2010 GG, 5.724%, 06/15/42	5,000,000	6,593,100
New York City Municipal Finance Authority Revenue, Water and Sewer System Second General Resolution, Taxable Bond America, Series 2011 CC, 5.882%, 06/15/44	1,100,000	1,504,096
New York City Municipal Finance Authority Revenue, Water and Sewer System Second General Resolution, Taxable Bond America, Series 2011 CC, 6.282%, 06/15/42	1,100,000	1,295,712
New York Liberty Development Corp., Liberty Revenue, 4 World Trade Center Project, 5.750%, 11/15/51	1,100,000	1,297,615
New York Metropolitan Transportation Authority Transit Revenue, Series E, 5.000%, 11/15/42	2,700,000	3,044,871
New York State Dormitory Authority, 5.000%, 12/15/30	2,000,000	2,418,380
North Carolina Turnpike Authority State Annual Appropriation Revenue, Triangle Expressway System, Taxable Build America, Series 2009 B, 6.700%, 01/01/39	900,000	1,047,366
Public Power Generation Agency Revenue, Whelan Energy Center Unit 2, Taxable Build America, Series 2009 A, 7.242%, 01/01/41	1,200,000	1,432,656
San Francisco Bay Area Toll Authority Subordinate Toll Bridge Revenue, Series 2010 S-1, 7.043%, 04/01/50	900,000	1,292,976
Texas State Transportation Commission Mobility Fund, Series 2005 A, 4.750%, 04/01/35	700,000	750,106
Truckee Meadows Water Authority Revenue, Series 2005 A, 5.000%, 07/01/36 (NATL-RE)[7]	200,000	211,546
University of California General Revenue, Taxable Build America, Series 2009 R, 6.270%, 05/15/31	2,500,000	2,894,650
University of California Medical Center Regents Revenue, Series 2010 H, 6.548%, 05/15/48	300,000	399,528
University of California Medical Center Regents Revenue, Series 2010 H, 6.398%, 05/15/31	200,000	246,874
Total Municipal Bonds (cost $52,629,207)		63,387,201

	Shares
Municipal Closed-End Bond Funds - 0.5%
Dreyfus Municipal Income, Inc.	37,500	423,000
DWS Municipal Income Trust[2]	55,000	811,800
Invesco Van Kampen Advantage Municipal Income Trust II	61,796	852,785
Invesco Van Kampen Trust for Investment Grade Municipals[2]	55,000	871,750
MFS Municipal Income Trust[2]	53,800	420,178
Nuveen Performance Plus Municipal Fund[2]	55,000	904,200
Nuveen Premium Income Municipal Fund II	55,000	855,800
Nuveen Premium Income Municipal Fund IV	55,000	796,400
Nuveen Quality Income Municipal Fund[2]	55,000	869,550
Total Municipal Closed-End Bond Funds (cost $6,147,228)		6,805,463

The accompanying notes are an integral part of these financial statements.

16

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Preferred Stocks - 0.3%
DG Funding Trust, 0.704% (Financials) (a)[3]
(cost $6,037,773)	573	$4,203,621

	Principal Amount
U.S. Government and Agency Obligations - 78.4%
Federal Home Loan Mortgage Corporation - 7.4%
FHLMC,
1.000%, 03/08/17 to 09/29/17[2]	$29,400,000	29,714,208
1.250%, 08/01/19 to 10/02/19	1,400,000	1,401,095
1.750%, 05/30/19[2]	2,100,000	2,173,975
2.375%, 01/13/22	900,000	945,169
2.533%, 07/01/30(01/15/13)[1]	1,952	2,032
2.985%, 11/01/34(01/15/13)[1]	1,360,920	1,466,563
3.750%, 03/27/19[2]	1,200,000	1,394,282
5.000%, 02/16/17	2,000,000	2,366,012
5.098%, 08/01/35(01/15/13)[1]	94,168	101,541
5.500%, 08/23/17	100,000	122,163
FHLMC Gold Pool,
4.000%, TBA	20,000,000	21,341,406
4.500%, 06/01/40 to 07/01/40	4,881,782	5,253,294
4.500%, TBA	1,000,000	1,071,875
5.500%, 11/01/26 to 05/01/40	17,021,326	18,547,115
6.000%, 02/01/16 to 02/01/38	12,378,960	13,626,130
6.500%, 01/01/26	15,550	18,067
FHLMC REMICS,
0.364%, 07/15/19 to 08/15/19 (11/15/12)[1]	2,318,914	2,322,003
0.514%, 05/15/36(11/15/12)[1]	928,517	931,659
0.714%, 09/15/30(11/15/12)[1]	30,563	30,834
6.500%, 08/15/31	3,932,940	4,472,437
7.000%, 11/15/20	14,780	16,009
7.500%, 08/15/30	209,764	248,866
FHLMC Structured Pass Through Securities, 1.348%, 02/25/45 (12/25/12)[1]	130,042	126,359
Total Federal Home Loan Mortgage Corporation		107,693,094
Federal National Mortgage Association - 53.2%
FNMA,
0.875%, 08/28/17 to 12/20/17[2]	5,900,000	5,923,552
1.250%, 01/30/17[2]	4,600,000	4,716,918
1.348%, 07/01/44(12/25/12)[1]	166,002	169,052
2.310%, 08/01/22	1,800,000	1,851,019
2.500%, TBA	11,000,000	11,515,625
2.669%, 09/01/35(12/25/12)[1]	962,475	1,033,138
2.840%, 06/01/35(12/25/12)[1]	2,152,034	2,307,302
2.870%, 09/01/27	1,100,000	1,109,249
3.000%, 10/01/42	4,988,521	5,238,016

The accompanying notes are an integral part of these financial statements.

17

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Federal National Mortgage Association - 53.2% (continued)
FNMA,
3.000%, TBA	$37,000,000	$38,908,752
3.330%, 11/01/21	98,494	108,052
3.500%, 09/01/25 to 03/01/41	5,709,202	6,082,015
3.500%, TBA	108,000,000	115,070,620
3.525%, 05/01/36(12/25/12)[1]	953,000	984,391
3.910%, 05/01/36(12/25/12)[1]	482,764	514,789
4.000%, 08/01/13 to 03/01/42	82,877,646	88,982,740
4.000%, TBA	145,000,000	155,214,996
4.500%, 05/01/18 to 05/01/42	81,140,544	87,789,055
4.500%, TBA	70,000,000	75,534,375
5.000%, 02/13/17 to 03/01/35	3,758,999	4,265,717
5.000%, TBA	72,000,000	78,558,768
5.013%, 05/01/35(12/25/12)[1]	127,133	136,931
5.375%, 06/12/17	1,300,000	1,571,395
5.500%, 11/01/17 to 01/01/39	10,596,464	11,692,861
5.500%, TBA	44,000,000	48,248,759
6.000%, 05/01/16 to 08/01/39	14,035,958	15,570,607
6.000%, TBA	1,000,000	1,108,438
6.500%, 11/01/35	160,066	189,938
FNMA REMICS,
0.271%, 12/25/36(11/25/12)[1]	320,169	317,934
0.521%, 04/25/37(11/25/12)[1]	717,984	721,526
0.661%, 09/25/35(11/25/12)[1]	1,411,685	1,421,168
2.693%, 05/25/35(12/25/12)[1]	165,570	175,730
5.000%, 04/25/33	1,281,317	1,422,431
7.200%, 05/25/23	432,118	493,796
FNMA Whole Loan, 6.202%, 12/25/42[4]	242,479	297,760
Total Federal National Mortgage Association		769,247,415
Government National Mortgage Association - 0.2%
GNMA,
1.625%, 03/20/24 to 11/20/29 (12/20/12)[1]	292,342	304,015
2.000%, 04/20/21(12/20/12)[1]	5,660	5,904
6.500%, 06/20/28	537,755	597,167
6.750%, 10/16/40[4]	2,246,615	2,615,865
Total Government National Mortgage Association		3,522,951
U.S. Government Obligations - 17.6%
U.S. Treasury Bonds,
1.750%, 05/15/22	4,300,000	4,343,000
3.000%, 05/15/42[8,9]	2,100,000	2,169,563
U.S. Treasury Inflation Indexed Bonds,
0.125%, 07/15/22	4,006,520	4,391,523
0.625%, 07/15/21	6,745,068	7,724,155
0.750%, 02/15/42	5,912,346	6,605,663

The accompanying notes are an integral part of these financial statements.

18

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

		Principal Amount	Value

U.S. Government Obligations - 17.6% (continued)
1.125%, 01/15/21		$11,582,560	$13,711,759
2.125%, 02/15/40[8,9]		17,583,885	26,221,969
3.625%, 04/15/28		2,278,592	3,666,754
U.S. Treasury Inflation Linked Notes, 2.375%, 01/15/25		5,132,274	7,030,014
U.S. Treasury Inflation Protected Securities,
1.750%, 01/15/28		659,688	866,253
2.000%, 01/15/26		8,819,952	11,725,024
2.375%, 01/15/27		13,363,506	18,673,415
2.500%, 01/15/29		3,647,656	5,280,267
3.875%, 04/15/29		1,961,596	3,300,232
U.S. Treasury Notes,
0.250%, 09/15/15 to 10/15/15		11,000,000	10,960,578
0.500%, 07/31/17		31,100,000	30,844,887
0.750%, 06/30/17 to 10/31/17[8,9]		16,600,000	16,665,477
0.875%, 07/31/19		5,700,000	5,622,514
1.000%, 08/31/19 to 09/30/19		11,600,000	11,520,190
1.125%, 05/31/19		2,100,000	2,110,664
1.250%, 10/31/15 to 10/31/19		29,100,000	29,766,275
1.625%, 08/15/22		21,700,000	21,584,730
2.125%, 12/31/15		8,900,000	9,374,904
3.375%, 11/15/19		300,000	345,727
Total U.S. Government Obligations			254,505,537
Total U.S. Government and Agency Obligations (cost $1,115,411,951)			1,134,968,997
Short-Term Investments - 32.1%
Certificates of Deposit - 0.1%
Itau Unibanco SA, 0.949%, 11/05/12[6]		1,100,000	1,099,857
Commercial Paper - 5.7%
Dominion Resources, 0.427%, 01/15/13[6]		15,000,000	14,986,668
Duke Energy Corp., 0.404%, 01/22/13[6]		17,000,000	16,984,401
Ford Motor Credit Co. LLC, 0.876%, 11/15/12[6]		8,000,000	7,997,120
Ford Motor Credit Co. LLC, 0.868%, 11/16/12[6]		13,500,000	13,497,112
Nissan Motor Acceptence Corp., 0.290%, 11/19/12[6]		14,300,000	14,297,834
Northeast Utilities, 0.300%, 11/16/12[6]		14,400,000	14,398,099
Total Commercial Paper			82,161,234
Japan Treasury Bills - 2.2%
Japan Treasury Discount Bills, 0.000%, 11/05/12[6]	JPY	1,970,000,000	24,677,440
Japan Treasury Discount Bills, 0.121%, 11/19/12[6]	JPY	560,000,000	7,014,647
Total Japan Treasury Bills			31,692,087

The accompanying notes are an integral part of these financial statements.

19

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

		Principal Amount	Value

Mexico Treasury Bills - 2.8%
Mexico Treasury Bills, 4.321%, 11/01/12[6]	MXN	$1,772,000,000	$13,531,292
Mexico Treasury Bills, 1.159%, 11/15/12[6]	MXN	2,144,980,000	16,351,910
Mexico Treasury Bills, 3.263%, 11/29/12[6]	MXN	548,000,000	4,170,559
Mexico Treasury Bills, 5.529%, 12/13/12[6]	MXN	509,300,000	3,869,536
Mexico Treasury Bills, 4.173%, 02/07/13[6]	MXN	412,000,000	3,107,935
Total Mexico Treasury Bills			41,031,232
Repurchase Agreements - 19.1%
Barclays Capital Inc., dated 10/31/12, due 11/01/12, 0.30%, total to be received $4,900,041, (collateralized by $5,063,866 U.S. Treasury Notes, 3.00%, 05/15/42)		4,900,000	4,900,000
Citigroup Global Markets, Inc., dated 10/31/12, due 11/02/12, 0.35%, total to be received $61,101,188, (collateralized by $62,438,916 U.S. Treasury Notes, 1.00%, 08/31/19)		61,100,000	61,100,000
J.P. Morgan Securities LLC., dated 10/31/12, due 11/01/12, 0.30%, total to be received $13,200,110, (collateralized by $13,492,477 U.S. Treasury Notes, 0.625%, 02/28/13)		13,200,000	13,200,000
RBS Securities Inc., dated 10/31/12, due 11/01/12, 0.25%, total to be received $15,000,104, (collateralized by $15,361,669 U.S. Treasury Notes, 3.375%, 11/15/19)		15,000,000	15,000,000
TD Securities (USA) LLC, dated 10/31/12, due 11/01/12, 0.30%, total to be received $98,100,818, (collateralized by $100,175,275 U.S. Treasury Notes, 0.625%, 07/15/14)		98,100,000	98,100,000
TD Securities (USA) LLC, dated 10/31/12, due 11/05/12, 0.33%, total to be received $84,603,878, (collateralized by $86,379,421 U.S. Treasury Notes, 2.375%, 10/31/14)		84,600,000	84,600,000
Total Repurchase Agreements			276,900,000
U.S. Treasury Bills - 0.1%
U.S. Treasury Bills, 0.109%, 01/31/13[6,9]		30,000	29,992
U.S. Treasury Bills, 0.129%, 03/07/13[6,8]		21,000	20,991
U.S. Treasury Bills, 0.129%, 03/14/13[6,9]		1,020,000	1,019,520
U.S. Treasury Bills, 0.134%, 04/04/13[6,8]		20,000	19,989
Total U.S. Treasury Bills			1,090,492

		Shares
Other Investment Companies - 2.1%[10]
BNY Mellon Overnight Government Fund, 0.23%[11]		28,098,157	28,098,157
Dreyfus Cash Management Fund, Institutional Class Shares, 0.07%		2,410,085	2,410,085
Total Other Investment Companies			30,508,242
Total Short-Term Investments (cost $464,505,490)			464,483,144
Total Investments - 151.2% (cost $2,123,003,513)			2,187,012,242
Other Assets, less Liabilities - (51.2)%			(740,340,999)
Net Assets - 100.0%			$1,446,671,243

The accompanying notes are an integral part of these financial statements.

20

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $2,123,187,068 for federal income tax purposes at October 31, 2012, the aggregate gross unrealized appreciation and depreciation were $180,531,178 and $116,706,004, respectively, resulting in net unrealized appreciation of investments of $63,825,174.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2012, the value of these securities amounted to $89,685,562, or 6.2% of net assets.
[1]	Floating Rate Security. The rate listed is as of October 31, 2012. Date in parentheses represents the security’s next coupon rate reset.
[2]	Some or all of these securities, amounting to a market value of $27,218,109, or 1.9% of net assets, were out on loan to various brokers.
[3]

Illiquid Security. A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a current sale. The Fund may not invest more than 15% of its net assets in illiquid securities. At October 31, 2012, the value of these securities amounted to $29,305,760, or 2.03% of net assets.

[4]	Variable Rate Security. The rate listed is as of October 31, 2012, and is periodically reset subject to terms and conditions set forth in the debenture.
[5]	Perpetuity Bond. The date shown is the final call date.
[6]	Represents yield to maturity at October 31, 2012.
[7]	Securities in the portfolio backed by insurance of financial institutions and financial guaranty assurance agencies amounted to $4,290,166, or 0.3% of net assets.
[8]	Some or all of this security is held with brokers as collateral for futures contracts, amounting to a market value of $817,446, or less than 0.1% of net assets.
[9]	Collateral segregated with brokers for swap contracts, amounting to a market value of $5,358,108, or 0.4% of net assets.
[10]	Yield shown represents the October 31, 2012, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[11]	Collateral received from brokers for securities lending was invested in this short-term investment.

Investments Definitions and Abbreviations:

AGM:	Assured Guaranty Municipal Corp.
EMTN:	European Medium-Term Note
FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Corp.
GMTN:	Global Medium-Term Note
GNMA:	Government National Mortgage Association
MTN:	Medium-Term Note
NATL-RE:	National Public Finance Guarantee Corp.
TBA	To Be Announced

Currency Abbreviations have been used throughout the portfolio to indicate amounts shown in currencies other than the U.S. dollar (USD):

BRL:	Brazilian Real
CAD:	Canadian Dollar
EUR:	Euro
GBP:	British Pound
JPY:	Japanese Yen
MXN:	Mexican Peso

The accompanying notes are an integral part of these financial statements.

21

Notes to Schedule of Portfolio Investments (continued)

The following tables summarize the inputs used to value the Fund’s net assets by the above fair value hierarchy levels as of October 31, 2012: (See Note 1 (a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Investments in Securities
Asset-Backed Securities	—	$31,369,559	—	$31,369,559
Bank Loan Obligations	—	1,185,000	—	1,185,000
Corporate Bonds and Notes†	—	263,513,143	—	263,513,143
Foreign Government and Agency Obligations	—	155,817,963	—	155,817,963
Mortgage-Backed Securities	—	61,278,151	—	61,278,151
Municipal Bonds	—	63,387,201	—	63,387,201
Municipal Closed-End Bond Funds	$6,805,463	—	—	6,805,463
Preferred Stocks	—	4,203,621	—	4,203,621
U.S. Government and Agency Obligations†	—	1,134,968,997	—	1,134,968,997
Short-Term Investments
Certificates of Deposit	—	1,099,857	—	1,099,857
Commercial Paper	—	82,161,234	—	82,161,234
Japan Treasury Bills	—	31,692,087	—	31,692,087
Mexico Treasury Bills	—	41,031,232	—	41,031,232
Repurchase Agreements	—	276,900,000	—	276,900,000
U.S. Treasury Bills	—	1,090,492	—	1,090,492
Other Investment Companies	30,508,242	—	—	30,508,242

Total Investments in Securities	$37,313,705	$2,149,698,537	—	$2,187,012,242

TBA Sale Commitments	—	$(1,077,578)	—	$(1,077,578)

Financial Derivative Instruments-Assets††
Credit Contracts	—	$3,415,515	—	$3,415,515
Foreign Exchange Contracts	—	2,232,859	—	2,232,859
Interest Rate Contracts	$449,473	969,124	—	1,418,597

	449,473	6,617,498	—	7,066,971

Financial Derivative Instruments-Liabilities††
Credit Contracts	—	(677,439)	—	(677,439)
Foreign Exchange Contracts	—	(3,000,708)	—	(3,000,708)
Interest Rate Contracts	(26,874)	(1,115,671)	—	(1,142,545)

	(26,874)	(4,793,818)	—	(4,820,692)

Total Financial Derivative Instruments	$422,599	$1,823,680	—	$2,246,279

†	All corporate bonds and notes and U.S. government and agency obligations held in the Fund are level 2 securities. For a detailed breakout of the corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Schedule of Portfolio Investments.
††	Derivative instruments, such as futures, options, forwards and swap contracts, are not reflected in the Schedule of Portfolio Investments. Futures, forwards and swap contracts are valued at the unrealized appreciation/depreciation of the instrument and options are shown at value.

As of October 31, 2012, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

22

Notes to Schedule of Portfolio Investments (continued)

The following schedule is the fair value of derivative instruments at October 31, 2012:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on swaps	$3,415,515	Unrealized depreciation on swaps	$677,439
Interest rate contracts	Unrealized appreciation on swaps	248,706	Unrealized depreciation on swaps	1,101,497
Interest rate contracts	—	—	Options written	245,129
Interest rate contracts	Variation margin receivable on financial derivative instruments[1]	1,583,848	Variation margin payable on financial derivative instruments[1]	849,008
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	2,232,859	Unrealized depreciation on foreign currency contracts	3,000,708

	Total	$7,480,928		$5,873,781

[1]

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/ (depreciation) of $422,599 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(1,540,579) as reported in the Notes to Schedule of Investments.

For the year ended October 31, 2012, the effect of derivative instruments on the Statement of Operations and the amount of realized gain/(loss) on derivatives recognized in income were as follows:

Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Options	Swaps	Total
Credit contracts	—	—	—	$(1,170,068)	$(1,170,068)
Foreign exchange contracts	—	$(3,871,033)	—	—	(3,871,033)
Interest rate contracts	$4,581,639	—	$5,866,619	11,428,411	21,876,669

Total	$4,581,639	$(3,871,033)	$5,866,619	$10,258,343	$16,835,568

The change in unrealized gain/(loss) on derivatives recognized in income were as follows:

Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Options	Swaps	Total
Credit contracts	—	—	$(28,368)	$3,330,224	$3,301,856
Equity contracts	—	—	12,630	—	12,630
Foreign exchange contracts	—	$3,567,843	—	—	3,567,843
Interest rate contracts	$(4,831,241)	—	(2,181,861)	(7,087,724)	(14,100,826)

Total	$(4,831,241)	$3,567,843	$(2,197,599)	$(3,757,500)	$(7,218,497)

At October 31, 2012, the Fund had the following TBA sale commitments:

(See Note 1(k) in the Notes to the Financial Statements.)

Principal Amount	Security	Current Liability
$1,000,000	FNMA, 4.500%, 11/01/18	$1,077,578

The accompanying notes are an integral part of these financial statements.

23

Notes to Schedule of Portfolio Investments (continued)

At October 31, 2012, the Fund had the following futures contracts:

(See Note 9 in the Notes to the Financial Statements.)

Type	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
3-Month Euribor	20	Long	12/15/14	$4,091
90-Day Eurodollar	1,346	Long	03/16/15 to 09/19/16	445,382
Euro-Bund 10-Year	21	Short	12/06/12	(26,874)

			Total	$422,599

At October 31, 2012, the Fund had the following swap contracts:

(See Note 10 in the Notes to the Financial Statements.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Counterparty	Maturity	Currency	Notional Amount	Net Premiums Paid/(Received)	Unrealized Gain/(Loss)
	Interest Rate Swaps
Pay	28-Day MXN TIIE	5.50%	BRC	09/13/17	MXN	33,000,000	$(20,675)	$29,434
Pay	28-Day MXN TIIE	5.50%	MS	09/13/17	MXN	11,000,000	(6,323)	9,243
Pay	28-Day MXN TIIE	5.50%	MS	09/02/22	MXN	100,000	(151)	(100)
Pay	28-Day MXN TIIE	5.60%	BRC	09/06/16	MXN	61,600,000	22,678	24,021
Pay	28-Day MXN TIIE	6.35%	MS	06/02/21	MXN	4,000,000	826	10,020
Pay	3 Month USD LIBOR Rate†	2.75%	BRC	06/20/42	USD	6,700,000	183,338	(408,679)
Pay	3 Month USD LIBOR Rate†	2.75%	MS	06/20/42	USD	10,100,000	126,250	(616,068)
Receive	1-Year-OIS-USD-FEDERAL FUNDS RATE	1.00%	GS	10/15/17	USD	65,000,000	(33,475)	(30,485)
Receive	1-Year-OIS-USD-FEDERAL FUNDS RATE	1.00%	MS	10/15/17	USD	31,400,000	(37,945)	7,047
Receive	3 Month USD LIBOR Rate†	1.50%	UBS	03/18/16	USD	24,100,000	(729)	168,941
Receive	3 Month USD LIBOR Rate†	2.50%	GS	02/19/42	USD	11,900,000	342,720	(46,165)

						Total	$576,514	$(852,791)

Pay/Receive Reference Entity	Reference Entity	Fixed Rate	Counterparty	Maturity	Currency	Notional Amount	Net Premiums Paid/(Received)	Unrealized Gain/(Loss)
	Credit Default Swaps-Buy Protection
Receive	CDX.HY.17 5-Year Index†	5.00%	BNP	12/20/16	USD	$1,176,000	$36,858	$(52,754)
Receive	CDX.HY.17 5-Year Index†	5.00%	CITI	12/20/16	USD	1,862,000	30,257	(83,526)
Receive	CDX.HY.17 5-Year Index†	5.00%	CS	12/20/16	USD	1,748,000	51,348	(78,412)
Receive	CDX.HY.17 5-Year Index†	5.00%	MS	12/20/16	USD	686,000	13,720	(30,773)
Receive	CDX.HY.18 5-Year Index†	5.00%	BNP	06/20/17	USD	3,850,000	162,781	(178,818)
Receive	CDX.HY.18 5-Year Index†	5.00%	BOA	06/20/17	USD	1,000,000	31,250	(46,446)
Receive	CDX.HY.18 5-Year Index†	5.00%	CS	06/20/17	USD	2,600,000	93,125	(120,760)
Receive	CDX.HY.18 5-Year Index†	5.00%	DUB	06/20/17	USD	14,500	366	(673)

The accompanying notes are an integral part of these financial statements.

24

Notes to Schedule of Portfolio Investments (continued)

Pay/Receive Reference Entity	Reference Entity	Fixed Rate	Counterparty	Maturity	Currency	Notional Amount	Net Premiums Paid/(Received)	Unrealized Gain/(Loss)
Receive	CDX.HY.18 5-Year Index†	5.00%	MS	06/20/17	USD	$1,000,000	$41,750	$(46,446)

						Total	$461,455	$(638,608)

Pay/Receive Reference Entity	Reference Entity	Fixed Rate	Counterparty	Maturity	Rating	Currency	Notional Amount	Net Premiums Paid/(Received)	Unrealized Gain/(Loss)
	Credit Default Swaps-Sell Protection††
Pay	Arcelormittal	1.00%	CS	06/20/16	BB+	USD	$500,000	$(17,797)	$(38,831)
Pay	Australia Government	1.00%	MS	09/20/17	AAA	USD	1,600,000	19,627	23,767
Pay	Berkshire Hathaway Finance	1.00%	BRC	06/20/17	AA+	USD	1,200,000	(28,482)	21,360
Pay	Berkshire Hathaway Finance	1.00%	CS	06/20/17	AA+	USD	900,000	(20,602)	15,261
Pay	Brazil Federative Republic Bond	1.00%	BRC	12/20/12	BBB	USD	6,700,000	1,261	13,322
Pay	Brazil Federative Republic Bond	1.00%	CITI	06/20/16	BBB	USD	7,300,000	(15,583)	70,307
Pay	Brazil Federative Republic Bond	1.00%	CS	06/20/15	BBB	USD	2,200,000	(28,720)	51,628
Pay	Brazil Federative Republic Bond	1.00%	DUB	06/20/16	BBB	USD	1,400,000	(3,364)	13,859
Pay	Brazil Federative Republic Bond	1.00%	JPM	09/20/15	BBB	USD	1,400,000	(8,978)	23,159
Pay	Brazil Federative Republic Bond	1.00%	JPM	09/20/16	BBB	USD	500,000	(2,302)	5,465
Pay	Brazil Federative Republic Bond	1.00%	UBS	09/20/15	BBB	USD	1,000,000	(5,436)	15,566
Pay	Brazil Federative Republic Bond	1.52%	MS	01/20/17	BBB	USD	3,000,000	—	87,267
Pay	Brazil Federative Republic Bond	1.95%	MS	08/20/16	BBB	USD	3,500,000	—	158,120
Pay	CDX.EM.12 Index	5.00%	DUB	12/20/14	N/A	USD	1,000,000	42,309	25,657
Pay	CDX.EM.13 Index	5.00%	BRC	06/20/15	N/A	USD	2,700,000	112,188	122,755
Pay	CDX.EM.13 Index	5.00%	CS	06/20/15	N/A	USD	1,000,000	60,198	26,957
Pay	CDX.EM.13 Index	5.00%	DUB	06/20/15	N/A	USD	5,800,000	376,933	128,565
Pay	CDX.EM.13 Index	5.00%	JPM	06/20/15	N/A	USD	4,600,000	286,904	114,008
Pay	CDX.EM.14 Index	5.00%	BRC	12/20/15	N/A	USD	300,000	14,300	15,134
Pay	CDX.HY.18 10-Year Index	1.00%	CITI	06/20/22	N/A	USD	1,800,000	(134,116)	31,663
Pay	CDX.HY.18 5-Year Index	1.00%	MS	06/20/17	N/A	USD	1,800,000	(54,788)	19,599
Pay	China Government	1.00%	CITI	06/20/16	AA-	USD	1,900,000	14,742	27,844
Pay	China Government	1.00%	CITI	09/20/17	AA-	USD	200,000	(2,568)	6,225
Pay	China Government	1.00%	DUB	06/20/16	AA-	USD	500,000	3,453	7,754
Pay	China Government	1.00%	DUB	09/20/16	AA-	USD	400,000	1,637	7,273
Pay	China Government	1.00%	GS	09/20/16	AA-	USD	100,000	405	1,823
Pay	China Government	1.00%	JPM	09/20/16	AA-	USD	500,000	1,983	9,155

The accompanying notes are an integral part of these financial statements.

25

Notes to Schedule of Portfolio Investments (continued)

Pay/Receive Reference Entity	Reference Entity	Fixed Rate	Counterparty	Maturity	Rating	Currency	Notional Amount	Net Premiums Paid/(Received)	Unrealized Gain/(Loss)
Pay	China Government	1.00%	JPM	09/20/16	AA-	USD	$300,000	$1,099	$5,555
Pay	China Government	1.00%	JRC	06/20/16	AA-	USD	800,000	6,221	11,710
Pay	China Government	1.00%	MS	06/20/16	AA-	USD	10,300,000	(243,489)	474,349
Pay	China Government	1.00%	MS	09/20/16	AA-	USD	100,000	405	1,851
Pay	China Government	1.00%	MS	09/20/17	AA-	USD	200,000	(2,749)	6,406
Pay	China Government	1.00%	RBS	06/20/15	AA-	USD	1,900,000	16,355	22,797
Pay	China Government	1.00%	RBS	06/20/16	AA-	USD	700,000	5,321	10,369
Pay	Export-Import Bank of A.S.	1.00%	DUB	06/20/17	AA-	USD	300,000	(11,696)	13,449
Pay	French Republic Government	0.25%	BRC	09/20/16	AA+	USD	200,000	(9,329)	8,152
Pay	French Republic Government	0.25%	GS	06/20/16	AA+	USD	3,000,000	(55,246)	44,772
Pay	French Republic Government	0.25%	RBS	12/20/15	AA+	USD	1,000,000	(12,024)	13,348
Pay	French Republic Government	0.25%	RBS	03/20/16	AA+	USD	1,000,000	(22,135)	21,048
Pay	French Republic Government	0.25%	UBS	09/20/16	AA+	USD	1,000,000	(37,685)	31,801
Pay	General Electric Capital Corp.	1.00%	DUB	03/20/16	AA+	USD	300,000	(10,422)	11,099
Pay	General Electric Capital Corp.	1.00%	MS	06/20/16	AA+	USD	700,000	(1,890)	2,084
Pay	Japan Government	1.00%	DUB	03/20/17	AA-	USD	4,100,000	(25,564)	97,962
Pay	Japan Government	1.00%	JPM	03/20/16	AA-	USD	1,000,000	5,738	14,340
Pay	Japan Government	1.00%	MS	03/20/17	AA-	USD	4,000,000	(23,287)	93,919
Pay	MetLife, Inc.	1.00%	JPM	03/20/16	A-	USD	6,400,000	(100,613)	6,830
Pay	Mexico Government	1.00%	BRC	03/20/15	BBB	USD	700,000	(7,319)	16,421
Pay	Mexico Government	1.00%	CITI	06/20/16	BBB	USD	9,800,000	(1,855)	112,017
Pay	Mexico Government	1.00%	CS	06/20/17	BBB	USD	300,000	(2,600)	4,172
Pay	Mexico Government	1.00%	DUB	03/20/15	BBB	USD	1,100,000	(11,737)	26,040
Pay	Mexico Government	1.00%	DUB	03/20/16	BBB	USD	2,400,000	(11,741)	40,793
Pay	Mexico Government	1.00%	GS	06/20/16	BBB	USD	8,400,000	(218,044)	312,469
Pay	Mexico Government	1.00%	GS	06/20/17	BBB	USD	500,000	(4,537)	7,158
Pay	Mexico Government	1.00%	JPM	09/20/17	BBB	USD	4,100,000	(53,370)	66,202
Pay	Mexico Government	1.00%	MS	09/20/16	BBB	USD	600,000	(2,102)	8,326
Pay	Mexico Government	1.00%	UBS	09/20/15	BBB	USD	1,000,000	(8,127)	21,143
Pay	Republic of Indonesia	1.00%	MS	09/20/16	BB+	USD	2,700,000	(160,944)	174,544
Pay	Republic of Indonesia	1.00%	MS	06/20/21	BB+	USD	1,000,000	(138,460)	77,714
Pay	Republic of Indonesia	1.00%	UBS	09/20/16	BB+	USD	300,000	(3,581)	5,092

The accompanying notes are an integral part of these financial statements.

26

Notes to Schedule of Portfolio Investments (continued)

Pay/Receive Reference Entity	Reference Entity	Fixed Rate	Counterparty	Maturity	Rating	Currency	Notional Amount	Net Premiums Paid/(Received)	Unrealized Gain/(Loss)
Pay	Republic of Korea	1.00%	DUB	06/20/16	A+	USD	$400,000	$137	$8,822
Pay	Republic of Korea	1.00%	DUB	06/20/16	A+	USD	300,000	154	6,566
Pay	U.S. Treasury Notes	0.25%	UBS	09/20/15	AA+	EUR	5,000,000	(40,735)	63,760
Pay	United Kingdom Gilt	1.00%	CITI	12/20/16	AAA	USD	6,500,000	20,414	212,253
Pay	United Kingdom Gilt	1.00%	DUB	03/20/16	AAA	USD	400,000	5,103	7,529
Pay	United Kingdom Gilt	1.00%	GS	12/20/16	AAA	USD	4,300,000	10,120	143,798
Pay	United Kingdom Gilt	1.00%	JPM	03/20/15	AAA	USD	400,000	795	8,770
Pay	United Kingdom Gilt	1.00%	JPM	03/20/15	AAA	USD	300,000	663	6,511
Pay	United Kingdom Gilt	1.00%	JPM	06/20/15	AAA	USD	3,900,000	22,914	78,578
Pay	United Kingdom Gilt	1.00%	JPM	12/20/15	AAA	USD	1,000,000	14,047	16,161
Pay	United Kingdom Gilt	1.00%	MS	06/20/16	AAA	USD	1,800,000	22,533	36,894
Pay	United Kingdom Gilt	1.00%	UBS	06/20/16	AAA	USD	900,000	11,266	18,448

							Total	$(464,792)	$3,376,684

†	This contract is a centrally cleared swap.
††	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, or (b) pay a net settlement in the form of cash or securities equal to the notional amount of the swap less the recovery of the referenced obligation.

At October 31, 2012, the Fund had the following written put and call options, swaptions and inflation floors:

(See Note 10 in the Notes to the Financial Statements.)

Pay/Receive Floating Rate	Description	Counterparty	Floating Rate Index	Exercise Rate	Expiration Date	Notional Amount	Premium	Unrealized Gain/(Loss)
	Interest Rate Swaptions
Receive	1-Year Interest Rate Swap (Put)	RBS	3-Month USD-LIBOR	1.75%	11/19/12	$22,800,000	$86,070	$86,068
Receive	2-Year Interest Rate Swap (Put)	CITI	3-Month USD-LIBOR	0.92%	11/14/12	4,900,000	22,050	22,050
Receive	2-Year Interest Rate Swap (Put)	DUB	3-Month USD-LIBOR	1.20%	07/11/13	13,400,000	94,574	89,700
Receive	2-Year Interest Rate Swap (Put)	MS	3-Month USD-LIBOR	0.92%	11/14/12	34,300,000	95,121	95,118
Receive	5-Year Interest Rate Swap (Call)	GS	3-Month USD-LIBOR	0.75%	03/18/13	8,600,000	13,892	(3,566)
Receive	5-Year Interest Rate Swap (Call)	MS	3-Month USD-LIBOR	0.75%	02/19/13	9,700,000	7,760	(10,608)
Receive	5-Year Interest Rate Swap (Put)	CS	3-Month USD-LIBOR	1.40%	03/18/13	800,000	15,440	14,276
Receive	5-Year Interest Rate Swap (Put)	DUB	3-Month USD-LIBOR	1.20%	03/18/13	10,500,000	38,588	10,509
Receive	5-Year Interest Rate Swap (Put)	DUB	3-Month USD-LIBOR	2.00%	03/18/13	6,800,000	63,854	61,848
Receive	5-Year Interest Rate Swap (Put)	MS	3-Month USD-LIBOR	1.20%	03/18/13	18,900,000	102,841	52,301
Receive	5-Year Interest Rate Swap (Put)	MS	3-Month USD-LIBOR	1.20%	02/19/13	9,700,000	26,675	7,946
Receive	5-Year Interest Rate Swap (Put)	MS	3-Month USD-LIBOR	1.40%	03/18/13	4,000,000	77,600	71,778

The accompanying notes are an integral part of these financial statements.

27

Notes to Schedule of Portfolio Investments (continued)

Pay/Receive Floating Rate	Description	Counterparty	Floating Rate Index	Exercise Rate	Expiration Date	Notional Amount	Premium	Unrealized Gain/(Loss)
Receive	5-Year Interest Rate Swap (Put)	RBS	3-Month USD-LIBOR	1.75%	05/30/13	$18,200,000	$134,185	$109,762
Receive	5-Year Interest Rate Swap (Put)	RBS	3-Month USD-LIBOR	1.20%	03/18/13	7,100,000	36,032	17,046
Receive	7-Year Interest Rate Swap (Call)	DUB	3-Month USD-LIBOR	1.15%	11/19/12	5,900,000	9,440	475
Receive	7-Year Interest Rate Swap (Put)	DUB	3-Month USD-LIBOR	1.55%	11/19/12	5,900,000	13,865	11,855
Receive	5-Year Interest Rate Swap (Call)	CITI	Euribor 6 Month	0.90%	01/21/13	2,000,000	8,727	3,107
Receive	5-Year Interest Rate Swap (Call)	CS	Euribor 6 Month	0.90%	01/21/13	600,000	2,556	870
Receive	5-Year Interest Rate Swap (Put)	CITI	Euribor 6 Month	1.10%	01/21/13	2,000,000	12,671	4,243
Receive	5-Year Interest Rate Swap (Put)	CS	Euribor 6 Month	1.10%	01/21/13	600,000	3,932	1,403

						Total	$865,873	$646,181

Description	Counterparty	Strike Index	Expiration Date	Notional Amount	Premium	Unrealized Gain/(Loss)
Inflation Floor Options
Inflation Floor - OTC CPURNSA Index	DUB	$216	03/10/20	$(11,400,000)	$85,500	$60,063

Transactions in written put and call options and swaptions for the fiscal year ended October 31, 2012, were as follows:

(See Note 10 in the Notes to the Financial Statements.)

	Number of Contracts	Notional Amount	Amount of Premiums
Options and swaptions outstanding at October 31, 2011	137	$566,700,000	$4,638,296
Options and swaptions written	382	556,900,000	2,491,764
Options and swaptions exercised/expired/closed	(519)	(925,500,000)	(6,178,687)

Options and swaptions outstanding at October 31, 2012	—	$198,100,000	$951,373

At October 31, 2012, the Fund had the following forward foreign currency contracts (in U.S. Dollars):

(See Note 8 in the Notes to the Financial Statements.)

Foreign Currency	Position	Settlement Date	Counterparty	Receivable Amount	Payable Amount	Unrealized Gain/(Loss)
Brazilian Real	Long	02/04/13	BRC	$99,763	$100,000	$(237)
Brazilian Real	Long	12/04/12 to 02/04/13	HSBC	5,154,161	5,138,982	15,179
Brazilian Real	Long	02/04/13	HSBC	1,398,231	1,400,000	(1,769)
Brazilian Real	Long	12/04/12	JPM	2,103,627	2,100,000	3,627
Brazilian Real	Long	12/04/12	MS	1,909,980	1,900,000	9,980
Brazilian Real	Long	02/04/13	MS	199,532	200,000	(468)
Brazilian Real	Long	12/04/12	UBS	500,226	500,000	226

The accompanying notes are an integral part of these financial statements.

28

Notes to Schedule of Portfolio Investments (continued)

Foreign Currency	Position	Settlement Date	Counterparty	Receivable Amount	Payable Amount	Unrealized Gain/(Loss)
Brazilian Real	Long	02/04/13	UBS	$798,964	$800,000	$(1,036)
British Pound	Long	12/12/12	RBC	721,247	716,018	5,229
Canadian Dollar	Long	12/20/12	BRC	251,041	253,796	(2,755)
Canadian Dollar	Long	12/20/12	CITI	1,466,240	1,498,157	(31,917)
Euro	Long	12/17/12	BRC	2,865,866	2,854,237	11,629
Euro	Long	12/17/12	CITI	26,378,934	26,256,532	122,402
Euro	Long	12/17/12	CS	2,057,977	2,046,700	11,277
Euro	Long	12/17/12	HSBC	1,810,294	1,796,080	14,214
Euro	Long	12/17/12	RBS	1,911,442	1,911,749	(307)
Mexican Peso	Long	12/03/12	BRC	624,000	629,350	(5,350)
Mexican Peso	Long	12/03/12	CS	8,361	8,190	171
Mexican Peso	Long	12/03/12 to 04/03/13	DUB	242,397	245,057	(2,660)
Mexican Peso	Long	12/03/12	GS	707,875	700,000	7,875
Mexican Peso	Long	04/03/13	HSBC	773,411	779,348	(5,937)
Mexican Peso	Long	12/03/12	JPM	592,644	602,844	(10,200)
Mexican Peso	Long	12/03/12	MS	1,009,256	1,000,000	9,256
Mexican Peso	Long	12/03/12	UBS	158,306	155,442	2,864
Mexican Peso	Long	12/03/12	UBS	78,605	79,667	(1,062)
Brazilian Real	Short	12/04/12	HSBC	4,474,529	4,490,589	(16,060)
Brazilian Real	Short	12/04/12	UBS	714,666	724,865	(10,199)
British Pound	Short	12/12/12	CS	6,829,810	6,934,943	(105,133)
British Pound	Short	12/12/12	JPM	647,553	645,411	2,142
Canadian Dollar	Short	12/20/12	CITI	21,311,339	20,660,377	650,962
Canadian Dollar	Short	12/20/12	DUB	17,812,356	17,397,844	414,512
Euro	Short	12/17/12	BRC	227,854	229,529	(1,675)
Euro	Short	12/17/12 to 04/01/14	CITI	18,664,905	18,691,185	(26,280)
Euro	Short	06/02/14	CS	507,200	520,332	(13,132)
Euro	Short	11/02/12	DUB	1,783,884	1,775,715	8,169
Euro	Short	08/01/13	DUB	19,899,784	20,535,007	(635,223)
Euro	Short	12/17/12	GS	4,867,263	4,868,082	(819)
Euro	Short	12/17/12	HSBC	28,263,645	29,068,439	(804,794)
Euro	Short	12/17/12	HSBC	6,712,753	6,647,253	65,500

The accompanying notes are an integral part of these financial statements.

29

Notes to Schedule of Portfolio Investments (continued)

Foreign Currency	Position	Settlement Date	Counterparty	Receivable Amount	Payable Amount	Unrealized Gain/(Loss)
Euro	Short	12/17/12	JPM	$581,688	$583,547	$(1,859)
Euro	Short	12/17/12	MS	270,306	268,432	1,874
Euro	Short	12/17/12	RBC	8,148,123	8,253,953	(105,830)
Euro	Short	12/17/12	RBC	1,792,954	1,792,139	815
Euro	Short	01/31/13 to 09/04/13	UBS	9,675,775	10,122,867	(447,092)
Euro	Short	09/20/13	UBS	26,545,914	26,280,657	265,257
Japanese Yen	Short	12/10/12	BRC	5,928,022	5,821,627	106,395
Japanese Yen	Short	11/19/12	CITI	7,078,796	7,015,992	62,804
Japanese Yen	Short	11/05/12	CS	2,303,345	2,254,883	48,462
Japanese Yen	Short	11/05/12	JPM	22,768,149	22,423,561	344,588
Mexican Peso	Short	02/07/13	CS	3,104,586	3,074,995	29,591
Mexican Peso	Short	11/15/12 to 11/29/12	DUB	8,316,665	8,548,738	(232,073)
Mexican Peso	Short	12/03/12	DUB	85,422	84,237	1,185
Mexican Peso	Short	11/01/12 to 11/15/12	HSBC	8,640,497	8,876,178	(235,681)
Mexican Peso	Short	12/03/12	HSBC	789,456	783,214	6,242
Mexican Peso	Short	11/01/12 to 12/03/12	JPM	5,109,925	5,251,974	(142,049)
Mexican Peso	Short	04/03/13	JPM	590,097	579,665	10,432
Mexican Peso	Short	11/01/12 to 12/03/12	UBS	6,123,983	6,283,094	(159,111)

			Total	$304,393,624	$305,161,473	$(767,849)

Counterparty Abbreviations:		Currency Abbreviations:

BNP:	BNP Paribas SA	EUR:	Euro
BOA:	Bank of America	MXN:	Mexican Peso
BRC:	Barclays Bank PLC	USD:	U.S. Dollar
CITI:	Citigroup, Inc.
CS:	Credit Suisse	Investment Abbreviations and Definitions:
DUB:	Deutsche Bank AG
GS:	Goldman Sachs & Co.	CDX.EM:	Credit Derivatives Index Emerging Markets
HSBC:	HSBC Bank	CDX.HY:	Credit Derivatives Index High Yield
JPM:	JPMorgan Chase & Co.	CPURNSA:	Consumer Price All Urban Non-Seasonally Adjusted Index
JRC:	Johnson Rice & Co.	EURIBOR:	Euro Interbank Offered Rate
MS:	Morgan Stanley	FNMA:	Federal National Mortgage Association
RBC:	Royal Bank of Canada	LIBOR:	London Interbank Offered Rate
RBS:	Royal Bank of Scotland Group PLC	N/A:	No composite rating is available for this index.
UBS:	UBS Warburg LLC	OIS:	Overnight Index Swap
		OTC:	Over-the-counter
		TBA:	To be determined
		TIIE:	Interbank Equilibrium Interest rate

The accompanying notes are an integral part of these financial statements.

30

Statement of Assets and Liabilities

October 31, 2012

Assets:
Investments at value* (including securities on loan valued at $27,218,109)	$1,910,112,242
Repurchase Agreements at value**	276,900,000
Receivable for delayed delivery investments sold	133,438,451
Dividends, interest and other receivables	6,884,842
Receivable for investments sold	5,697,010
Receivable for Fund shares sold	5,138,357
Unrealized appreciation on swaps	3,664,221
Swap premiums paid	2,239,462
Unrealized appreciation on foreign currency contracts	2,232,859
Variation margin receivable on financial derivative instruments	1,583,848
Receivable from affiliate	137,924
Foreign currency***	65,760
Prepaid expenses	13,094
Total assets	2,348,108,070
Liabilities:
Payable for delayed delivery investments purchased	679,003,338
Payable for investments purchased	177,188,243
Payable upon return of securities loaned	28,098,157
Payable to brokers upon termination of futures, swaps and foreign currency contracts	4,428,000
Unrealized depreciation on foreign currency contracts	3,000,708
Payable for Fund shares repurchased	2,681,560
Unrealized depreciation on swaps	1,778,936
Swap premiums received	1,666,286
Payable for TBA sale commitments	1,077,578
Variation margin payable on financial derivative instruments	849,008
Dividends payable to shareholders	256,841
Options written (premiums received $951,373)	245,129
Accrued expenses:
Investment advisory and management fees	486,153
Administrative fees	243,077
Other	433,813
Total liabilities	901,436,827

Net Assets	$1,446,671,243
Net Assets Represent:
Paid-in capital	$1,354,449,923
Undistributed net investment income	6,556,657
Accumulated net realized gain from investments, options, futures, swaps and foreign currency transactions	19,462,386
Net unrealized appreciation of investments, options, futures, swaps and foreign currency translations	66,202,277
Net Assets	$1,446,671,243
Shares outstanding	129,843,380
Net asset value, offering and redemption price per share	$11.14
* Investments at cost	$1,846,103,513
** Repurchase agreements at cost	$276,900,000
*** Foreign currency at cost	$66,052

The accompanying notes are an integral part of these financial statements.

31

Statement of Operations

For the fiscal year ended October 31, 2012

Investment Income:
Interest income	$36,288,541
Dividend income	573,385
Securities lending income	39,546
Foreign withholding tax	(291)
Total investment income	36,901,181
Expenses:
Investment advisory and management fees	5,274,687
Administrative fees	2,637,343
Custodian	415,725
Transfer agent	348,683
Professional fees	189,019
Reports to shareholders	121,246
Registration fees	76,631
Trustees fees and expenses	73,521
Insurance	42,437
Miscellaneous	3,859
Total expenses before offsets	9,183,151
Expense reimbursements	(1,534,145)
Expense reductions	(491)
Net expenses	7,648,515

Net investment income	29,252,666
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments, purchased options, futures and swap transactions	44,160,187
Net realized gain on written options	5,866,619
Net realized loss on foreign currency transactions	(3,945,845)
Net change in unrealized appreciation (depreciation) of investments, options, futures, swaps and foreign currency translations	41,685,035
Net realized and unrealized gain	87,765,996

Net increase in net assets resulting from operations	$117,018,662

The accompanying notes are an integral part of these financial statements.

32

Statements of Changes in Net Assets

For the fiscal year ended October 31,

	2012	2011
Increase (Decrease) in Net Assets From Operations:
Net investment income	$29,252,666	$31,691,893
Net realized gain (loss) on investments, options, futures, swaps and foreign currency transactions	46,080,961	(4,600,638)
Net change in unrealized appreciation (depreciation) of investments, options, futures, swaps and foreign currency translations	41,685,035	(13,892,739)
Net increase in net assets resulting from operations	117,018,662	13,198,516
Distributions to Shareholders:
From net investment income	(42,635,875)	(41,653,175)
From net realized gain on investments	—	(58,243,682)
Total distributions to shareholders	(42,635,875)	(99,896,857)
Capital Share Transactions:
Proceeds from sale of shares	391,140,790	382,148,534
Reinvestment of dividends	36,842,985	86,527,010
Cost of shares repurchased	(294,836,464)	(568,176,682)
Net increase (decrease) from capital share transactions	133,147,311	(99,501,138)

Total increase (decrease) in net assets	207,530,098	(186,199,479)
Net Assets:
Beginning of year	1,239,141,145	1,425,340,624
End of year	$1,446,671,243	$1,239,141,145
End of year undistributed net investment income	$6,556,657	$11,914,617

Share Transactions:
Sale of shares	36,127,870	36,035,399
Shares issued in connection with reinvestment of dividends and distributions	3,434,473	8,340,023
Shares repurchased	(27,347,000)	(53,544,469)
Net increase (decrease) in shares	12,215,343	(9,169,047)

The accompanying notes are an integral part of these financial statements.

33

Managers PIMCO Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$10.53	$11.24	$10.61	$9.85	$10.41
Net investment income	0.24 [3]	0.38	0.35	0.49	0.57
Net realized and unrealized gain (loss) on investments	0.72 [3]	(0.25)	0.73	1.44	(0.61)
Total from investment operations	0.96	0.13	1.08	1.93	(0.04)
Less Distributions to Shareholders from:
Net investment income	(0.35)	(0.35)	(0.32)	(0.49)	(0.52)
Net realized gain on investments	—	(0.49)	(0.13)	(0.68)	—
Total distributions to shareholders	(0.35)	(0.84)	(0.45)	(1.17)	(0.52)
Net Asset Value, End of Year	$11.14	$10.53	$11.24	$10.61	$9.85
Total Return[1]	9.31%	1.45%	10.52%	20.62%	(0.60)%
Ratio of net expenses to average net assets	0.58%	0.58%	0.58%	0.58%	0.58%
Ratio of net investment income to average net assets[1]	2.22%	2.54%	2.38%	3.78%	4.47%
Portfolio turnover	375%	495%[4]	359%[4]	531%[4]	431%[4]

Net assets at end of year (000’s omitted)	$1,446,671	$1,239,141	$1,425,341	$1,114,164	$1,036,504

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.70%	0.71%	0.74%	0.78%	0.75%
Ratio of net investment income to average net assets	2.10%	2.41%	2.22%	3.58%	4.30%

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Fund previously presented in this report.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expense, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]

Turnover ratio includes TBA dollar roll transactions. Had the TBA transactions been excluded the turnover ratios for the fiscal years ended 2011, 2010, 2009 and 2008 would have been 411%, 286%, 365% and 292%, respectively.

34

Notes to Financial Statements

October 31, 2012

1. Summary of Significant Accounting Policies

Managers Trust I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is the Managers PIMCO Bond Fund (the “Fund”).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund (the “Board”).

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arm’s-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; (iii) the value of comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers; and (iv) other factors, such as future cash flows, interest rates, yield curves, volatilities, credit risks and/or default rates. The Board will be presented with a quarterly report comparing fair values determined by the Pricing Committee against subsequent market valuations for those securities. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

35

Notes to Financial Statements (continued)

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the

Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that otherwise would be charged to the Fund. For the fiscal year ended October 31, 2012, the Fund’s custodian expense was not reduced.

Overdrafts will cause a reduction of any balance credits, computed at 2% above the Federal Funds rate on the day of the overdraft. For the fiscal year ended October 31, 2012, the Fund did not have any overdraft fees.

The Fund also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended October 31, 2012, the transfer agent expense was reduced by $491.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

d. Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared daily and paid monthly. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 were as follows:

Distributions paid from:	2012	2011
Ordinary income	$42,635,875	$80,947,984
Short-term capital gains	—	—
Long-term capital gains	—	18,948,873

Totals	$42,635,875	$99,896,857

36

Notes to Financial Statements (continued)

As of October 31, 2012, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	—
Undistributed ordinary income	$6,022,212
Undistributed short-term capital gains	—
Undistributed long-term capital gains	20,095,414
Post-October loss deferral	—

e.Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of October 31, 2012, and for all open tax years, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), post-enactment capital losses may be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

f.Capital Loss Carryovers

As of October 31, 2012, the Fund had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. This amount may be used to offset future realized capital gains, if any, through the expiration date listed or in the case of post-enactment losses, for an unlimited time period.

Capital Loss Carryover Amounts
	Short-Term	Long-Term	Expires October 31,
(Pre-Enactment)	—	—	—

For the fiscal year ended October 31, 2012, the Fund utilized capital loss carryovers in the amount of: $11,137,769.

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation.

At October 31, 2012, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the Fund as follows: two collectively own 43%. Transactions by these shareholders may have a material impact on the Fund.

h. Repurchase Agreements

The Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At October 31, 2012, the market value of repurchase agreements outstanding was $276,900,000.

i. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The values of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. Foreign Securities

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%.

37

Notes to Financial Statements (continued)

The Fund would pay such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

k.Securities Transacted on a When Issued Basis

The Fund may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in note 1a above. Each contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the Fund entered into the commitment.

2.Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects subadvisors for the Fund (subject to Board approval) and monitors the subadvisor’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. The annual investment management fee rate, as a percentage of average daily net assets, for the fiscal year ended October 31, 2012, was 0.40%.

The Investment Manager has contractually agreed, through at least March 1, 2013, to waive fees and pay or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.58% of the Fund’s average daily net assets.

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed the Fund’s expense cap.

For the fiscal year ended October 31, 2012, the Fund’s components of reimbursement available are detailed in the following chart:

Reimbursement Available - 10/31/11	$4,742,234
Additional Reimbursements	1,534,145
Repayments	—
Expired Reimbursements	(1,512,407)

Reimbursement Available - 10/31/12	$4,763,972

The Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.20% per annum of the Fund’s average daily net assets for this service.

The aggregate annual retainer paid to each Independent Trustee of the Board is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. The Trustees’ fees and expenses are allocated among all of the funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such funds. The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect

38

Notes to Financial Statements (continued)

all participating funds. For the fiscal year ended October 31, 2012, the Fund did not lend to or borrow from any other Managers Funds.

3.Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended October 31, 2012, were $349,956,500 and $428,116,849, respectively. Purchases and sales of U.S. Government obligations for the fiscal year ended October 31, 2012, were $10,890,852,556 and $10,393,363,749, respectively.

4.Portfolio Securities Loaned

The Fund participates in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, formerly the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

5.Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund had no prior claims or losses and expects the risk of material loss to be remote.

6.Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if the Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7.Derivative Instruments

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit risk and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments would be on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Schedule of Portfolio Investments. For the fiscal year ended October 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

For the fiscal year ended October 31, 2012
Financial futures contracts:
Average number of contracts purchased	2,152
Average number of contracts sold	6
Average notional value of contracts purchased	$486,868,748
Average notional value of contracts sold	$1,020,309
Foreign currency exchange contracts:
Average US dollar amounts purchased/sold	$353,388,157
Options:
Average number of option contracts written	2,940,076
Average notional value of swaption purchased	6,920,000
Average notional value of swaption written	483,540,055
Credit default swaps:
Average notional value - buy protection	11,585,200
Average notional value - sell protection	143,880,000
Interest rate swaps:
Average notional value - pays fixed rate	174,400,000
Average notional value - receives fixed rate	72,380,000

8.Forward Foreign Currency Contracts

During the fiscal year ended October 31, 2012, the Fund invested in forward foreign currency contracts to facilitate transactions in foreign securities and to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities.

A forward foreign currency contract is an agreement between a fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on the settlement date.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

39

Notes to Financial Statements (continued)

9. Futures Contracts

The Fund entered into futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

10.	Interest Rate Caps and Floors, Swap Contracts and Options

The Fund entered into over-the-counter transactions involving interest rate caps and floors, swap contracts, or purchased and written (sold) options to enter into such contracts, in order to manage its exposure to credit, currency, equity, interest rate and inflation risk.

In interest rate caps and floor agreements, one party agrees to make payments only when interest rates exceed a specified rate or “cap” or fall below a specified rate or “floor,” usually in return for payment of a fee by the other party. Interest rate caps and floors entitle the purchaser, to the extent that a specified index exceeds or falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate caps or floors.

Swap contracts represent an agreement between counterparties to exchange cash flows based on the difference between two rates applied to a notional principal amount for a specified period. The most common type of interest rate swap involves the exchange of fixed-rate cash flows for variable-rate cash flows. Swaps ordinarily do not involve the exchange of principal between the parties. Purchased options on swap contracts (“swaptions”) give the holder the right, but not the obligation, to enter into a swap contract with the counterparty which has written the option on a date, at an interest rate, and with a notional amount as specified in the swaption agreement. If the counterparty to the swap transaction defaults, the Fund will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that swap or swaption contract counterparties will be able to meet their obligations under the contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund may thus assume the risk that payments owed to the Fund under a swap or swaption contract will be delayed, or not received at all. During the term of the swap agreement or swaption, unrealized gains or losses are recorded as a result of “marking to market.” When the swap agreement or swaption is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Accrued interest and interest paid are recognized as unrealized and realized gain (loss), respectively. In each of the contracts, the Fund pays a premium to the counterparty in return for the swaption. These swaptions may be exercised by entering into a swap contract with the counterparty only on the date specified in each contract. The Fund also sold credit protection through credit default swaps. Under the terms of the swaps, the seller of the credit protection receives a periodic payment amount (premium) from the buyer that is a fixed percentage amount applied to a notional principal amount. In return, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

A written option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is recognized as realized gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

11.	Risks Associated with Collateralized Mortgage Obligations (“CMOs”)

The net asset value of the Fund may be sensitive to interest rate fluctuations because the Fund may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

40

Notes to Financial Statements (continued)

12. Dollar Roll and Reverse Dollar Roll Agreements

The Fund entered into dollar rolls in which it sells debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security sold. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds its cost.

13. Market, Credit and Counterparty Risks

In the normal course of business, the Fund invests in securities and enter into transactions where risks exist due to market fluctuations and are exposed to credit risk with parties with whom it trades (issuers or counterparties). Market prices of investments held by the Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The Fund may be exposed to credit or counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default or not perform under the contract. The Fund minimizes credit risk and counterparty risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of the ISDA Master Agreement, which requires accelerated settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

14. New Accounting Pronouncements

In December 2011, the Financial Account Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011- 11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards (“IFRS”). The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the Fund’s financial statements and disclosures.

15. Subsequent Events

The Fund has determined that no material events or transactions occurred through the issuance of the Fund’s financial statements, which require additional disclosure in the Fund’s financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation act of 2003. The 2011 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Managers Pimco Bond Fund hereby designate $0, as a capital gain distribution with respect to the taxable fiscal year ended October 31, 2012, or if subsequently determined to be different, the net capital gains of such fiscal year.

41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust I and the Shareholders of Managers PIMCO Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers PIMCO Bond Fund (the “Fund”) at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 27, 2012

42

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Bruce B. Bingham, 12/01/48 • Trustee since 2012 • Oversees 38 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm)(1987-Present).
William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 38 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).
Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 38 Funds in Fund Complex

Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers
Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).
John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

43

Annual Renewal of Investment Advisory Agreement

On June 21-22, 2012, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for the Managers PIMCO Bond Fund (the “Fund”) and the Subadvisory Agreement for the Subadvisor of the Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”), performance information for the relevant benchmark index (the “Fund Benchmark”) and, with respect to the Subadvisor, comparative performance information for an appropriate peer group of managed accounts, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 21-22, 2012, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent, and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Fund and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Fund; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisor; (c) the Investment Manager’s ability to supervise the Fund’s other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and to maintain a contractual expense limitation for the Fund. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadvisor’s operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at the Subadvisor with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance program. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under the Subadvisory Agreement. The Trustees also considered the Subadvisor’s risk management processes.

Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2012 was below, above, above and above, respectively, the median performance of the Peer Group and below, above, above and above, respectively, the performance of the Fund Benchmark, the Barclays U.S. Aggregate Bond Index®. The Board took into account management’s discussion of the Fund’s more recent performance. The Trustees also took into account the fact that the Fund ranked at or near the top decile of the Peer Group for the 5-year and 10-year periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

As noted above, the Board considered the Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the Subadvisor’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund as compared to the Subadvisor’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and Investment Strategies. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Fund and its discussions with management regarding the factors that contributed to the performance of the Fund.

44

Annual Renewal of Investment Advisory Agreement

Advisory and Subadvisory Fees and Profitability.

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing the Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisor and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by the Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain an expense limitation for the Fund.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to the Fund), received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current and potential asset levels of the Fund and the willingness of the Investment Manager to waive fees and pay expenses for the Fund from time to time as a means of limiting the total expenses of the Fund. The Trustees also considered management’s discussion of the current asset level of the Fund, including the effect on assets attributable to the economic and market conditions since 2008, and considered the impact on profitability of the current asset level and any future growth of assets of the Fund. The Board took into account management’s discussion of the current advisory fee structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for the Fund at this time. With respect to economies of scale, the Trustees also noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the fee payable by the Investment Manager to the Subadvisor, the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Subadvisor is not affiliated with the Investment Manager. In addition, the Trustees considered other potential benefits of the subadvisory relationship to the Subadvisor, including, among others, the indirect benefits that the Subadvisor may receive from the Subadvisor’s relationship with the Fund, including any so-called “fallout benefits” to the Subadvisor, such as reputational value derived from the Subadvisor serving as Subadvisor to the Fund, which bears the Subadvisor’s name. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. As a consequence, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of the Fund by the Subadvisor to be a material factor in their deliberations at this time.

The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2012 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2013, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.58%. The Trustees also took into account management discussion of the Fund’s expenses. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees, including subadvisory fees, are reasonable.

****

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement and the Subadvisory Agreement: (a) the Investment Manager and the Subadvisor have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement; (b) the Subadvisor’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; and (c) the Investment Manager and the Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on June 21-22, 2012, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for the Fund.

45

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Ave.

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Ave.

Norwalk, CT 06854

(800) 835-3879

Subadvisor

Pacific Investment Management Co. LLC (“PIMCO”)

840 Newport Center Drive

Newport Beach, CA 92660

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For ManagersChoice™ Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

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MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS
CADENCE CAPITAL APPRECIATION	REAL ESTATE SECURITIES	CHICAGO EQUITY PARTNERS BALANCED
CADENCE MID-CAP	Urdang Securities Management, Inc.	Chicago Equity Partners, LLC
CADENCE EMERGING COMPANIES
Cadence Capital Management, LLC	RENAISSANCE LARGE CAP GROWTH	ALTERNATIVE FUNDS
	Renaissance Group LLC	FQ GLOBAL ALTERNATIVES
ESSEX SMALL/MICRO CAP GROWTH		FQ GLOBAL ESSENTIALS
Essex Investment Management Co., LLC	SKYLINE SPECIAL EQUITIES	First Quadrant, L.P.
PORTFOLIO
FQ TAX-MANAGED U.S. EQUITY	Skyline Asset Management, L.P.	INCOME FUNDS
FQ U.S. EQUITY		BOND (MANAGERS)
First Quadrant, L.P.	SPECIAL EQUITY	GLOBAL INCOME OPPORTUNITY
	Ranger Investment Management, L.P.	Loomis, Sayles & Co., L.P.
FRONTIER SMALL CAP GROWTH	Lord, Abbett & Co. LLC
Frontier Capital Management Company, LLC	Smith Asset Management Group, L.P.	BOND (MANAGERS PIMCO)
	Federated MDTA LLC	Pacific Investment Management Co. LLC
GW&K SMALL CAP EQUITY
Gannett Welsh & Kotler, LLC	SYSTEMATIC VALUE	CALIFORNIA INTERMEDIATE TAX-FREE
	SYSTEMATIC MID CAP VALUE	Miller Tabak Asset Management LLC
MICRO-CAP	Systematic Financial Management, L.P.
Lord, Abbett & Co. LLC		GW&K FIXED INCOME FUND
WEDGE Capital Management L.L.P.	TIMESSQUARE MID CAP GROWTH	GW&K MUNICIPAL BOND
Next Century Growth Investors LLC	TIMESSQUARE SMALL CAP GROWTH	GW&K MUNICIPAL ENHANCED YIELD
RBC Global Asset Management (U.S.) Inc.	TSCM GROWTH EQUITY	Gannett Welsh & Kotler, LLC
TimesSquare Capital Management, LLC
HIGH YIELD
	TRILOGY GLOBAL EQUITY	J.P. Morgan Investment Management LLC
TRILOGY EMERGING MARKETS EQUITY
	TRILOGY INTERNATIONAL SMALL CAP	INTERMEDIATE DURATION GOVERNMENT
	Trilogy Global Advisors, L.P.	SHORT DURATION GOVERNMENT
Smith Breeden Associates, Inc.
YACKTMAN FUND
YACKTMAN FOCUSED FUND
Yacktman Asset Management L.P.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2012	Fiscal 2011
Managers AMG FQ Tax-Managed U.S. Equity Fund	20,863	20,863
Managers AMG FQ U.S. Equity Fund	20,735	20,735
Managers AMG FQ Global Alternatives Fund	28,266	28,266
Managers AMG FQ Global Essentials Fund	23,289	23,289
Managers Frontier Small Cap Growth Fund	18,920	18,920
Managers Micro-Cap Fund	20,248	20,248
Managers Institutional Micro-Cap Fund	—	—
Managers Real Estate Securities Fund	20,164	20,164
Managers PIMCO Bond Fund	41,807	41,807
Managers CA Intermediate Tax-Free Fund	19,893	19,893
Managers AMG TSCM Growth Equity Fund	15,320	15,320

Audit-Related Fees

There were no fees billed by PwC to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2012	Fiscal 2011
Managers AMG FQ Tax-Managed U.S. Equity Fund	6,830	6,700
Managers AMG FQ U.S. Equity Fund	6,830	6,700
Managers AMG FQ Global Alternatives Fund	6,830	9,500
Managers AMG FQ Global Essentials Fund	6,830	9,500
Managers Frontier Small Cap Growth Fund	6,830	6,700
Managers Micro-Cap Fund	6,830	6,700
Managers Institutional Micro-Cap Fund	—	6,700
Managers Real Estate Securities Fund	8,930	8,750
Managers PIMCO Bond Fund	10,710	10,500
Managers CA Intermediate Tax-Free Fund	6,830	6,700
Managers AMG TSCM Growth Equity Fund	5,610	4,250

Fund commenced operations on August 1, 2010

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2007 and $0 for fiscal 2006, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2011	2010	2011	2010	2011	2010
Control Affiliates	$417,385	$424,730	$1,647,710	$747,820	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST I

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Chief Operating Officer

Date:	January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Chief Operating Officer

Date:	January 7, 2013

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	January 7, 2013